UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
WORTHINGTON INDUSTRIES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	2)	Form, Schedule or Registration Statement No.:

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August 14, 2018

Dear Fellow Shareholders:

On behalf of the Board of Directors and employees of Worthington Industries, Inc. (the “Company”), I cordially invite you to participate via webcast in the 2018 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company to be held on Wednesday, September 26, 2018, beginning at 3:00 p.m., Eastern Daylight Time. This year’s Annual Meeting will be a virtual meeting of shareholders which means that you will be able to participate in the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/WOR18. You will not be able to attend the Annual Meeting in person.

Details of the business to be conducted at the Annual Meeting are provided in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, which you are urged to read carefully. If you are a registered shareholder participating in the Annual Meeting via the live webcast at www.virtualshareholdermeeting.com/WOR18, you may revoke your proxy and vote during the Annual Meeting, even if you have previously submitted a proxy.

We have elected to take advantage of Securities and Exchange Commission (“SEC”) rules that allow us to furnish proxy materials to certain shareholders on the Internet. On or about the date of this letter, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to shareholders of record at the close of business on August 1, 2018. At the same time, we provided those shareholders with access to our online proxy materials and filed our proxy materials with the SEC. We believe furnishing proxy materials to our shareholders on the Internet will allow us to provide our shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. If you have received the Notice, you will not receive a printed copy of the proxy materials unless you request it by following the instructions for requesting such materials contained in the Notice.

It is important that your common shares be represented at the Annual Meeting whether or not you are personally able to participate via the live webcast. Accordingly, after reading the accompanying proxy materials, please promptly submit your proxy by telephone, Internet or mail as described in the Proxy Statement or the Notice.

Your continuing interest in our Company is greatly appreciated.

Sincerely,

JOHN P. McCONNELL
Chairman of the Board and Chief Executive Officer

200 Old Wilson Bridge Rd. Columbus, Ohio 43085

WorthingtonIndustries.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 26, 2018

Notice is hereby given that the 2018 Annual Meeting of Shareholders (the “Annual Meeting”) of Worthington Industries, Inc. (the “Company”) will be held at 3:00 p.m., Eastern Daylight Time, on Wednesday, September 26, 2018. This year’s Annual Meeting will be a virtual meeting of shareholders which means that you will be able to participate in the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/WOR18. You will not be able to attend the Annual Meeting in person.

The Annual Meeting is being held for the following purposes:

(1)	To elect three directors, each to serve for a term of three years to expire at the 2021 Annual Meeting of Shareholders;
(2)	To approve the advisory resolution on executive compensation; and
(3)	To ratify the selection of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending May 31, 2019.

Only shareholders of record at the close of business on the record date, August 1, 2018, are entitled to notice of, and to vote at, the Annual Meeting.

We began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about August 14, 2018 to shareholders of record at the close of business on August 1, 2018. The Notice contains instructions on how to access our Proxy Statement, our 2018 Annual Report to Shareholders and the form of proxy on the Internet, as well as instructions on how to request a paper copy of the proxy materials.

By Order of the Board of Directors,

Dale T. Brinkman
Secretary

Columbus, Ohio
August 14, 2018

Before you vote, access the proxy materials in one of the following ways prior to the Annual Meeting:

To view Online: Have available the information printed in the box marked by the arrow  provided in your Notice and visit: www.proxyvote.com. You may visit www.proxyvote.com 24 hours a day, seven days a week, prior to 11:59 p.m., Eastern Daylight Time, on September 25, 2018.

If you would like to receive a PAPER or E-MAIL copy:

You must request a paper or e-mail copy of the proxy materials. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

(1)	By Internet:	www.proxyvote.com
(2)	By Telephone:	1-800-579-1639
(3)	By E-Mail*:	sendmaterial@proxyvote.com

*If you request proxy materials by e-mail, please send a blank e-mail including in the subject line the information that is printed in the box marked by the arrow  provided in your Notice. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 12, 2018 to facilitate timely delivery of the proxy materials.

PROXY STATEMENT FOR THE
ANNUAL MEETING OF SHAREHOLDERS OF
WORTHINGTON INDUSTRIES, INC.

To Be Held On Wednesday, September 26, 2018

i

PROXY STATEMENT SUMMARY

This summary highlights information about Worthington Industries, Inc. (“Worthington” or the “Company”) and certain information contained elsewhere in this Proxy Statement for the Company’s Annual Meeting of Shareholders (the “Annual Meeting”), which will be held on Wednesday, September 26, 2018, beginning at 3:00 p.m. (EDT). This summary does not contain all of the information that you should consider in voting your common shares, and you should read the entire Proxy Statement carefully before voting. For more complete information regarding the Company’s performance for the fiscal year ended May 31, 2018 (“Fiscal 2018”), please review the Company’s Annual Report on Form 10-K for Fiscal 2018.

Virtual Meeting: The Annual Meeting will be a virtual meeting, which means that you will be able to participate in the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast, by visiting www.virtualshareholdermeeting.com/WOR18. You will not be able to attend the Annual Meeting in person.

HOW TO CAST YOUR VOTE:

Even if you plan to attend the Annual Meeting via the webcast, please vote as soon as possible and in any event prior to 11:59 p.m. (EDT) on September 25, 2018. You can vote in one of the following ways prior to the date of the Annual Meeting:

Internet	Telephone	Mail
Go to www.proxyvote.com: You can use the Internet 24 hours a day to transmit your voting instructions. Have your proxy card or Notice of Internet Availability of Proxy Materials in hand when you access the website and follow the instructions.
Call 1-800-690-6903: You can use any touch-tone telephone. Have your proxy card or Notice of Internet Availability of Proxy Materials in hand when you call and follow the instructions.
If you received a printed copy of the proxy materials, you may submit your vote by completing, signing and dating your proxy card and returning it in the prepaid envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

VOTING MATTERS AND BOARD RECOMMENDATIONS

	Management Proposals	Board Vote Recommendation	Page Reference (for more detail)

Proposal 1:	Election of three directors, each to serve for a term of three years to expire at the 2021 Annual Meeting of Shareholders	FOR each nominee of the Board	19

Proposal 2:	Approval of advisory resolution on executive compensation	FOR	66

Proposal 3:	Ratification of selection of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending May 31, 2019	FOR	69

DIRECTOR NOMINEES AND CONTINUING DIRECTORS

The following table provides summary information about the three director nominees and the seven continuing directors. Additional information about each nominee’s and each continuing director’s experience, qualifications, attributes and skills can be found beginning on page 20.

Name	Age	Director Since	Occupation	Board Committees (1)
Nominees Standing for Re-Election to the Board at the 2018 Annual Meeting of Shareholders
John B. Blystone	65	1997	Retired Chairman of the Board, President and Chief Executive Officer, SPX Corporation	Lead Independent Director; Executive; Comp*
Mark C. Davis	58	2011	Private Investor and Chief Executive Officer, Lank Acquisition Corp.	Audit
Sidney A. Ribeau	70	2000	Professor of Communications and Former President, Howard University	N&G
Directors Whose Terms Continue Until the 2019 Annual Meeting of Shareholders
Kerrii B. Anderson	61	2010	Private Investor and Board Advisor; Former CEO & CFO, Wendy’s International, Inc.	Audit; Comp
John P. McConnell	64	1990	Chairman of the Board and Chief Executive Officer, Worthington Industries, Inc.	Executive*
Mary Schiavo	62	1998	Member, Motley Rice LLC	Audit; N&G
Directors Whose Terms Continue Until the 2020 Annual Meeting of Shareholders
Michael J. Endres	70	1999	Senior Advisor, Stonehenge Partners, Inc.	Executive; Comp
Ozey K. Horton, Jr.	67	2011	Independent Advisor and Director Emeritus, McKinsey & Company	Comp; N&G
Peter Karmanos, Jr.	75	1997	Retired Executive Chairman of the Board and Founder, Compuware	Executive; N&G*
Carl A. Nelson, Jr.	73	2004	Independent Business Consultant	Executive; Audit*
(1)	Comp: Compensation N&G: Nominating and Governance *Denotes Committee Chair

COMMITMENT TO SHAREHOLDERS / GOVERNANCE

Worthington has long operated under a strong corporate Philosophy rooted in the golden rule with earning money for our shareholders and increasing the value of their investment as the Company’s first corporate goal. Consistent with this Philosophy and the Company’s culture, Worthington is committed to high ethical standards and sound corporate governance practices.

Strong Corporate Culture	•	Culture based on long-standing corporate Philosophy rooted in the golden rule
	•	First corporate goal is to earn money for our shareholders and increase the value of their investment
	•	Comprehensive Corporate Governance Guidelines and Code of Conduct
Returns to Shareholders	•	Dividends paid every quarter since going public in 1968
	•	Stock buy-back program
Board Independence	•	9 out of 10 directors are independent - our CEO is the only management director
	•	Audit, Compensation, and Nominating and Governance Committees are composed exclusively of directors who are independent under NYSE corporate governance standards and applicable SEC rules
Lead Independent Director	•	John B. Blystone serves as Lead Independent Director
•
Mr. Blystone serves as liaison between management and the other non-management directors, presides over executive sessions of the non-management directors and has authority to call meetings of the non-management directors

Executive Sessions	•	The independent directors regularly meet in private without management
	•	The Lead Independent Director presides at these executive sessions

Board Oversight of Risk Management	•	The Board monitors Worthington’s systematic approach to identifying and assessing enterprise risks faced by Worthington and our business units
•
The Audit Committee reviews our overall enterprise risk management policies and practices, financial, reporting and compliance risk exposures and the delegation of risk oversight responsibilities to other Board committees

	•	The Compensation Committee oversees compensation risk management
Executive Compensation	•	Strong pay-for-performance philosophy
	•	Executive compensation is more highly leveraged than market median – base salaries are generally below market median and a higher percentage of pay is tied to at-risk incentive compensation
	•	Goals and targets for annual and long-term incentive plans are annually reviewed and set by Compensation Committee
	•	Compensation Committee advised by independent compensation consultant
	•	Annual “say-on-pay” advisory vote
	•	Limited perquisites and benefits
	•	No defined benefit pension or SERP benefits
	•	Change of control equity vesting requires “double trigger” – must also have termination of employment
	•	No employment contracts or change in control arrangements for executive officers outside shareholder-approved incentive plans
	•	Have never repriced or offered cash buy-outs of underwater options as the plan provisions prohibit repricing without shareholder consent
Stock Ownership Requirements	•	Non-management directors to hold Worthington common shares valued at five times annual cash retainer
	•	CEO to hold Worthington common shares valued at five times annual base salary
	•	Members of executive management to hold Worthington common shares valued at a multiple of base salary, depending on position
	•	No speculative trading or hedging permitted by directors, officers or other key employees of the Company

FISCAL 2018

BUSINESS PERFORMANCE AND

EXECUTIVE COMPENSATION PROGRAM HIGHLIGHTS

•	The Company posted another solid performance in Fiscal 2018 recording its second best year in terms of earnings per diluted common share. This followed strong performances in both Fiscal 2017 and Fiscal 2016 when the Company achieved record earnings per diluted share in each year.
•	Fiscal 2018 was highlighted by a strong performance in the legacy products for Pressure Cylinders, as both the refrigerant and industrial businesses performed very well. Recently-acquired AMTROL also performed well, somewhat better than initial expectations. Steel Processing had a solid year, but results were down due to lower tolling volume and a lower spread, as unfavorable changes in product mix contributed to margin compression. Equity income from joint ventures was down somewhat, driven largely by lower contributions from ClarkDietrich as rising steel prices compressed margins, and a small decrease in WAVE earnings due to revisions in the cost sharing arrangement between its owners, which resulted in increased allocated costs to WAVE.
•	Consistent with the Company’s compensation philosophy, annual incentive compensation earned by Company participants continued to move in the direction of the Company’s performance. Annual compensation incentive bonuses for Corporate employees were paid out at 106% of target, following a payout of 115% of target in Fiscal 2017, which represented the Company’s record earnings year. In Fiscal 2016, Corporate employees were paid out at 101% of target.
•	Corporate long-term performance cash awards for the three-year period ended Fiscal 2018 paid out at 94% of target, slightly ahead of the three-year period ended Fiscal 2017 which were paid out at 92% of target. This followed a payout of only 70% of target for the three-year period ended Fiscal 2016. Weaker results in Fiscal 2015 had negatively impacted the results for both of the three-year periods ended Fiscal 2017 and Fiscal 2016. The number of performance shares earned for the three-year period ended Fiscal 2018 also paid out at 94% of target, but the number of shares earned were up a larger percentage because the target awards were for a greater number of shares due to the lower stock price at the end of Fiscal 2015.
•	In addition to its solid operating performance, the Company has continued its strategy of growing through transformation, acquisition and innovation. AMTROL has performed well since its acquisition in June 2017, somewhat better than initially forecast. Likewise, the Company continues to see benefits throughout the businesses as a result of its transformation efforts.

FISCAL 2018
EARNED INCENTIVE COMPENSATION

The following table lists, for each of Fiscal 2018, Fiscal 2017 and Fiscal 2016, the incentive compensation earned by the Company’s Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”), and the three other most highly compensated executive officers serving at the end of Fiscal 2018 (collectively, the “named executive officers” or “NEOs”) under their annual incentive bonus awards for those fiscal years and their three-year cash performance and performance share awards earned for the periods ended with such fiscal years. See the “Fiscal 2018 Summary Compensation Table” beginning on page 50 of this Proxy Statement for additional information on compensation of the NEOs.

Name and Principal Position During Fiscal 2018	Fiscal Year	Annual Incentive Bonus Earned ($)		3-Year Cash Performance Award Earned ($)	3-Year Performance Share Award Earned
					(# of Shares)	Value on Date Distributed ($) (1)

John P. McConnell, Chairman of the Board and Chief Executive Officer	2018	970,766		935,000	18,700	801,295
	2017	1,015,127		923,000	15,691	788,002
	2016	893,772		697,500	11,858	501,593
B. Andrew Rose, Executive Vice President and Chief Financial Officer (2)	2018	632,236		561,000	9,350	400,648
	2017	661,127		553,800	6,461	324,471
	2016	508,203		418,500	4,883	206,551
Mark A. Russell, President and Chief Operating Officer (2)	2018	767,144		561,000	9,350	400,648
	2017	802,200		553,800	6,461	324,471
	2016	642,269		418,500	4,883	206,551
Geoffrey G. Gilmore, President, Worthington Cylinder Corporation (3)	2018	525,672		149,600	2,493	106,825
	2017	480,000	(4)	143,065	1,431	71,865
	2016	451,350	(4)	233,925	2,339	98,940
Virgil L. Winland, Senior Vice President, Manufacturing	2018	493,164		215,050	3,273	140,248
	2017	515,700		212,290	1,846	92,706
	2016	407,089	(4)	160,425	1,395	59,009
(1)	Number of performance shares earned multiplied by closing common share price on the date the performance shares were distributed.
(2)	Each of Mr. Rose and Mr. Russell received a special award effective June 28, 2013 (when the closing common share price was $29.27) of 180,000 performance-based/time-vested restricted common shares. The term of these awards was five years and the restricted common shares would vest if and when both (a) the closing price of the Company’s common shares equaled or exceeded $50.00 per share for 30 consecutive days during the five-year term; and (b) the NEO remained continuously employed by the Company until the share price condition was met. These restricted common shares vested on December 8, 2016 when the share price condition was met. Mr. Rose and Mr. Russell must hold these restricted common shares until two years after vesting.
(3)	Mr. Gilmore was named President of Worthington Cylinder Corporation as of June 1, 2016. He was President of The Worthington Steel Company for Fiscal 2016.
(4)	These amounts include supplemental bonuses paid to Mr. Gilmore of $52,320 for Fiscal 2017 and $6,750 for Fiscal 2016, and of $19,586 paid to Mr. Winland for Fiscal 2016.

OVERVIEW OF EXECUTIVE COMPENSATION PROGRAM

WORTHINGTON INDUSTRIES, INC.
200 Old Wilson Bridge Road
Columbus, Ohio 43085
(614) 438-3210
www.worthingtonindustries.com

PROXY STATEMENT

Dated: August 14, 2018

FOR THE ANNUAL MEETING OF SHAREHOLDERS

To Be Held On September 26, 2018

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Worthington Industries, Inc., an Ohio corporation (the “Company”), for use at the 2018 Annual Meeting of Shareholders to be held at 3:00 p.m., Eastern Daylight Time, on September 26, 2018 (the “Annual Meeting”). This year’s Annual Meeting will be a virtual meeting of shareholders which means that you will be able to participate in the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/WOR18. On or about August 14, 2018, we began mailing to our shareholders of record at the close of business on August 1, 2018, a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Notice of Annual Meeting of Shareholders, this Proxy Statement, the form of proxy and our 2018 Annual Report to Shareholders (for the fiscal year ended May 31, 2018 (“Fiscal 2018”)).

As used in this Proxy Statement, the “Company” means Worthington Industries, Inc. or, where appropriate, Worthington Industries, Inc. and its subsidiaries. The term “common shares” means the Company’s common shares, without par value. Other than the common shares, there are no voting securities of the Company outstanding.

Purpose of the Annual Meeting

At the Annual Meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting of Shareholders included with this Proxy Statement. Specifically, the shareholders will be asked to: (1) elect three directors to the Board for three-year terms to expire at the 2021 Annual Meeting of Shareholders; (2) approve an advisory resolution on the Company’s executive compensation; and (3) ratify the selection of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending May 31, 2019 (“Fiscal 2019”). In addition, following the formal portion of the Annual Meeting, management of the Company will respond to questions from shareholders.

Board’s Recommendations

Subject to revocation, all forms of proxy that are properly completed and timely received will be voted in accordance with the instructions contained therein. If no instructions are given (excluding broker non-votes), the persons named as proxy holders will vote the common shares in accordance with the recommendations of the Board. The Board’s recommendations are set forth together with the description of each proposal in this Proxy Statement. In summary, the Board recommends a vote:

•	“FOR” the election of the Board’s nominated slate of directors (see “PROPOSAL 1: ELECTION OF DIRECTORS”);
•	“FOR” the approval of the advisory resolution on executive compensation (see “PROPOSAL 2: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION”); and
•	“FOR” the ratification of the selection of KPMG LLP as the independent registered public accounting firm of the Company for Fiscal 2019 (see “PROPOSAL 3: RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM”).

Shareholder Voting Rights

Only shareholders of record at the close of business on August 1, 2018 (the “Record Date”) or such shareholders’ proxies are entitled to receive notice of, and to vote at, the Annual Meeting. As of the close of business on the Record Date, there were 59,409,192 common shares outstanding and entitled to vote. Each shareholder is entitled to one vote on each matter voted upon at the Annual Meeting for each common share held. Shareholders do not have cumulative voting rights in the election of directors. All voting at the Annual Meeting will be governed by our Amended Articles of Incorporation, our Code of Regulations and the General Corporation Law of the State of Ohio.

Registered Shareholders and Beneficial Shareholders

If our common shares are registered in your name directly with our transfer agent, EQ Shareowner Services, you are considered, with respect to those common shares, a holder of record (which we also refer to as a “registered shareholder”). If you hold our common shares in a brokerage account or through a bank or other holder of record, you are considered the beneficial holder or beneficial owner of the common shares, which is often referred to as holding the common shares in “street name”.

Voting of Common Shares Held in “Street Name”

A “broker non-vote” occurs when a shareholder holds our common shares in “street name” through a broker or similar organization, and the shareholder does not provide the broker or organization with instructions within the required timeframe before the Annual Meeting as to how to vote the common shares on “non-routine” matters. Under the applicable sections of the New York Stock Exchange (“NYSE”) Listed Company Manual (the “NYSE Rules”), your broker cannot vote your common shares on non-routine matters unless your broker receives instructions from you as to how to vote.

The only proposal which is considered “routine” is the ratification of the selection of the Company’s independent registered public accounting firm. The other proposals are considered “non-routine” where your broker can only vote your common shares if your broker receives instructions from you.

Your broker will send you directions on how to instruct your broker to vote your common shares. If you want your common shares to be voted on the following matters, you must instruct your broker how to vote: (i) for the election of our director nominees; and (ii) for the proposal to approve the advisory resolution on executive compensation.

Attendance and Participation at the Annual Meeting

We will be hosting the Annual Meeting live via the Internet. You will not be able to attend the Annual Meeting in person. Any shareholder can listen to and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/WOR18. The webcast will start at 3:00 p.m., Eastern Daylight Time, on September 26, 2018. Shareholders may vote and submit questions while connected to the Annual Meeting on the Internet.

Instructions on how to connect and participate in the Annual Meeting, including how to demonstrate proof of ownership of our common shares, are posted at www.virtualshareholdermeeting.com/WOR18. If you do not have your 16-digit control number that is printed in the box marked by the arrow on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials), you will only be able to listen to the Annual Meeting.

How to Vote and Voting Deadlines

If you are a registered shareholder, there are several ways for you to vote your common shares:

•	Vote by Internet.
Before the Date of the Annual Meeting: Go to www.proxyvote.com
You can use the Internet 24 hours a day, seven days a week, to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Daylight Time, on September 25, 2018. Have your proxy card or Notice of Internet Availability of Proxy Materials in hand when you access the website and follow the instructions to obtain your records and create an electronic voting instruction form.

During the Annual Meeting: Go to www.virtualshareholdermeeting.com/WOR18
You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information printed in the box marked by the arrow on your proxy card or Notice of Internet Availability of Proxy Materials available and follow the instructions.
•	Vote By Telephone: Call 1-800-690-6903
You can use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Daylight Time, on September 25, 2018. Have your proxy card or Notice of Internet Availability of Proxy Materials in hand when you call and follow the instructions.
•	By Mail: If you received a printed copy of the proxy materials, you may submit your vote by completing, signing and dating your proxy card and returning it in the prepaid envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than September 25, 2018 to be voted at the Annual Meeting.

If you vote via the Internet or by telephone, your electronic vote authorizes the named proxy holders in the same manner as if you signed, dated and returned your proxy card. If you vote via the Internet or by telephone, do not return your proxy card.

If you are a beneficial owner of our common shares, you should have received a notice that directs you to the website where you can access our proxy materials as well as voting instructions from the broker or other nominee holding your common shares. You should follow the voting instructions provided by your broker or nominee in order to instruct your broker or nominee on how to vote your common shares. The availability of telephone and Internet voting will depend on the voting process of the broker or nominee. Common shares held beneficially may not be voted by the beneficial owner during our Annual Meeting.

How to Revoke or Change Your Vote after Submitting Your Proxy

If you are a registered shareholder, you may revoke or change your vote at any time before the final vote at the Annual Meeting by:

•	signing and returning a new proxy card with a later date – only your latest completed, signed and dated proxy card received by September 25, 2018, will be counted;
•	submitting a later-dated vote by telephone or via the Internet – only your latest telephone or Internet voting instructions received by 11:59 p.m., Eastern Daylight Time, on September 25, 2018, will be counted;
•	participating in the Annual Meeting live via the Internet and voting again; or
•	delivering a written revocation to our Secretary at 200 Old Wilson Bridge Road, Columbus, Ohio 43085, to be received no later than September 25, 2018.

If you are a beneficial owner of our common shares, you must contact the broker or other nominee holding your common shares and follow the instructions of the broker or other nominee for revoking or changing your vote.

Notice of Internet Availability of Proxy Materials

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each shareholder of record, we are permitted to furnish our proxy materials, including the Notice of Annual Meeting of Shareholders, this Proxy Statement and our 2018 Annual

Report to Shareholders, by providing access to such documents on the Internet. Generally, shareholders will not receive printed copies of the proxy materials unless they request them.

A Notice of Internet Availability of Proxy Materials that provides instructions for accessing our proxy materials on the Internet has been mailed directly to registered shareholders. The Notice of Internet Availability of Proxy Materials also provides instructions regarding how registered shareholders may vote their common shares on the Internet. Registered shareholders who prefer to receive a paper or e-mail copy of our proxy materials must follow the instructions provided in the Notice of Internet Availability of Proxy Materials for requesting such materials.

The Notice of Internet Availability of Proxy Materials only identifies the items to be voted on at the Annual Meeting. You cannot vote by marking the Notice of Internet Availability of Proxy Materials and returning it. The Notice of Internet Availability of Proxy Materials provides instructions on how to cast your vote.

A notice that directs beneficial owners of our common shares to the website where they can access our proxy materials should be forwarded to each beneficial shareowner by the broker, bank or other holder of record who is considered the registered shareowner with respect to the common shares of the beneficial shareowner. Such broker, bank or other holder of record should also provide each beneficial owner of our common shares with instructions on how the beneficial shareowner may request a paper or e-mail copy of our proxy materials. Beneficial shareowners have the right to direct their broker, bank or other holder of record on how to vote their common shares by following the voting instructions they receive from their broker, bank or other holder of record.

To enroll in the electronic delivery service for future shareholder meetings, use your Notice of Internet Availability of Proxy Materials (or proxy card, if you received printed copies of the proxy materials) to register online at www.proxyvote.com and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

Quorum and Tabulation of Voting Results

Tabulation of the votes cast at the Annual Meeting will be performed by Broadridge Financial Services, and such tabulation will be inspected by the inspector of election appointed by the Board for the Annual Meeting. The presence, in person or by proxy, of the holders of one-third of the outstanding common shares entitled to vote at the Annual Meeting will constitute a quorum, permitting us to conduct our business at the Annual Meeting. If you are a registered shareholder and submit a proxy, your common shares will be counted to determine whether we have a quorum even if you abstain or fail to provide voting instructions on any of the proposals described in this Proxy Statement and listed on the form of proxy. If your common shares are held in the name of your broker or other nominee, and you do not instruct your broker or other nominee how to vote your common shares, these common shares will still be counted for purposes of determining the presence or absence of a quorum for the transaction of business if your broker or other nominee submits a proxy.

Proxy Solicitation Costs

This solicitation of proxies is made by and on behalf of the Board. In addition to mailing the Notice of Internet Availability of Proxy Materials (or, if applicable, paper copies of this Proxy Statement, the Notice of Annual Meeting of Shareholders, the proxy card and our 2018 Annual Report to Shareholders) to registered shareholders as of the close of business on the Record Date, the brokers, banks and other nominees holding our common shares for beneficial owners must provide a notice as to where they can access our proxy materials to persons for whom they hold our common shares in order that such common shares may be voted. Solicitation may also be made by our directors, officers and select other Company employees telephonically, electronically or by other means of communication. Directors, officers and employees who help us in the solicitation will not be specially compensated for those services, but they may be reimbursed for their out-of-pocket expenses incurred in connection with the solicitation. In addition, the Company has retained Broadridge Financial Solutions to aid in the solicitation of proxies with respect to common shares held by broker/dealers, financial institutions and other custodians, fiduciaries and nominees, for a fee of approximately $17,000, plus out-of-pocket expenses.

The Company will reimburse Broadridge Financial Solutions, as well as broker/dealers, financial institutions and other custodians, fiduciaries and nominees, who are record holders of common shares not beneficially owned by them, for their reasonable costs in sending proxy materials to the beneficial owners of the common shares entitled to vote at the Annual Meeting. The Company will bear the costs incurred in connection with the solicitation of proxies on behalf of the Board, other than the Internet access or telephone usage fees which may be charged to shareholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table furnishes as of the Record Date (unless otherwise noted below), with respect to each person known to the Company to be the beneficial owner of more than 5% of the outstanding common shares of the Company, the name and address of such owner and the number and percentage of outstanding common shares beneficially owned (as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Outstanding Common Shares (2)

John P. McConnell 200 Old Wilson Bridge Road, Columbus, OH 43085	17,603,688	(3)	29.4%
BlackRock, Inc. 55 East 52nd Street, New York, NY 10055	5,258,554	(4)	8.9%
The Vanguard Group, Inc. 100 Vanguard Blvd., Malvern, PA 19355	3,833,312	(5)	6.5%
(1)	Except as otherwise indicated by footnote, each named beneficial owner has sole voting power and sole dispositive power over the listed common shares.
(2)	The “Percent of Outstanding Common Shares” is based on the sum of 59,409,192 common shares outstanding on the Record Date and the number of common shares, if any, as to which the named beneficial owner has the right to acquire beneficial ownership upon the exercise of options which are currently exercisable or which will first become exercisable within 60 days after the Record Date (collectively, “Currently Exercisable Options”).
(3)	Includes 12,415,982 common shares held of record by JMAC, Inc. (“JMAC”), a private investment company substantially owned, directly or indirectly, by Mr. McConnell and members of his family. The directors of JMAC have granted Mr. McConnell sole voting and dispositive power with respect to these 12,415,982 common shares. JMAC has the right to receive the dividends from and the proceeds from the sale of such 12,415,982 common shares. Includes 2,428,312 common shares held of record by an independent corporate trustee in trust for the benefit of Mr. McConnell and his sister. The trustee has voting and dispositive power; however, the trustee’s investment decisions are subject to the prior approval or disapproval of Mr. McConnell and, accordingly, Mr. McConnell may be deemed to “share” dispositive power with the trustee. Mr. McConnell has the right to change the trustee; however, any successor trustee appointed by Mr. McConnell must be an independent corporate trustee. Includes 6,948 common shares held by Mr. McConnell as custodian for the benefit of his son. Includes 6,118 common shares held by Mr. McConnell’s wife as custodian for the benefit of her son. Includes 123,000 common shares held by The McConnell Educational Foundation for the benefit of third parties, of which Mr. McConnell is one of three trustees and shares voting and dispositive power. Mr. McConnell disclaims beneficial ownership of these 123,000 common shares. Includes 118,000 common shares held by The McConnell Family Trust of which Mr. McConnell is co-trustee and has sole voting and dispositive power. Includes 255,875 common shares held by the Margaret R. McConnell Trust, f/b/o Margaret Kollis of which Mr. McConnell is trustee and has sole voting and dispositive power. Also includes 539,001 common shares subject to Currently Exercisable Options and 62,500 restricted common shares which are subject to forfeiture restrictions. See footnote (20) to the following table for more information on the restricted common shares. As of August 1, 2018, an aggregate of 10,353,272 common shares held by JMAC and by Mr. McConnell had been pledged as security to various financial institutions, in connection with both investment and personal loans.

(4)	Information is based on Amendment No. 8 to Schedule 13G, dated January 23, 2018, and filed with the SEC on January 23, 2018, by BlackRock, Inc. (“BlackRock”). BlackRock reported sole voting power as to 5,110,186 of the common shares and sole dispositive power as to 5,258,554 of the common shares reported to be beneficially owned by BlackRock, through its subsidiaries, at December 31, 2017.
(5)	Information is based on Amendment No. 2 to Schedule 13G, dated February 7, 2018 and filed with the SEC on February 9, 2018, by The Vanguard Group, Inc. (“Vanguard”). Vanguard reported sole voting power as to 83,602 of the common shares, shared voting power as to 4,790 of the common shares, sole dispositive power as to 3,748,955 of the common shares and shared dispositive power as to 84,357 of the common shares reported to be beneficially owned by Vanguard, through its subsidiaries, at December 31, 2017.

The following table furnishes the number and percentage of outstanding common shares beneficially owned (as determined under Rule 13d-3 under the Exchange Act) by: (a) each current director of the Company; (b) each of the Company’s director nominees; (c) each individual named in the “Fiscal 2018 Summary Compensation Table”; and (d) all current directors and executive officers of the Company as a group, in each case as of the Record Date. The address of each of the individuals identified in this table is c/o Worthington Industries, Inc., 200 Old Wilson Bridge Road, Columbus, Ohio 43085.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Outstanding Common Shares (2)	Theoretical Common Shares Credited to Bookkeeping Accounts in the Company’s Deferred Compensation Plans (3)
	Number of Common Shares Presently Held and Which Can Be Acquired Upon Exercise of Currently Exercisable Options

Kerrii B. Anderson	60,793	(4)(5)	*	4,252
John B. Blystone	135,320	(5)	*	—
Mark C. Davis	48,465	(5)(6)	*	—
Michael J. Endres	187,440	(5)(7)	*	64,209
Geoffrey G. Gilmore (8)	87,951	(9)	*	6,504
Ozey K. Horton, Jr.	41,403	(5) (10)	*	—
Peter Karmanos, Jr.	65,840	(5) (11)	*	86,018
John P. McConnell (8)	17,603,688	(12)	29.4%	—
Carl A. Nelson, Jr.	87,264	(5)(13)	*	—
Sidney A. Ribeau	75,419	(5)(14)	*	16,611
B. Andrew Rose (8)	542,938	(15)	*	—
Mark A. Russell (8)	574,175	(16)	*	240,732
Mary Schiavo	68,472	(5)(17)	*	5,220
Virgil L. Winland (8)	188,805	(18)	*	—
All Current Directors and Executive Officers as a Group (20 people)	20,187,956	(19)(20)	33.2%	423,546

* Denotes ownership of less than 1% of the outstanding common shares.

(1)	Except as otherwise indicated by footnote, each named beneficial owner has sole voting power and sole dispositive power over the listed common shares or shares such power with his or her spouse.
(2)	The “Percent of Outstanding Common Shares” is based on the sum of (a) 59,409,192 common shares outstanding on the Record Date, and (b) the number of common shares, if any, as to which the named person or group has the right to acquire beneficial ownership upon the exercise of Currently Exercisable Options.
(3)	This column lists the theoretical common shares credited to the bookkeeping accounts of the directors or executive officers participating in the Company’s deferred compensation plans. These theoretical common shares are not included in the beneficial ownership totals. While the participants have an economic interest in these theoretical common shares, these are not actual common shares which can be voted or disposed of. Each participant’s only right with respect to the theoretical common shares is to receive a distribution, at the time provided by the applicable plan, of common shares equal to the number of theoretical common shares credited to his or her bookkeeping account(s). For further information concerning the Employee Deferral Plans, please see the discussion in the section captioned “EXECUTIVE COMPENSATION—Compensation Discussion and Analysis—Compensation Components—Non-Qualified Deferred Compensation” beginning on page 46 of this Proxy Statement and for further information concerning the Director Deferral Plans, please see the discussion in the section captioned “COMPENSATION OF DIRECTORS—Director Deferral Plans” beginning on page 62 of this Proxy Statement.

(4)	Includes 436 common shares held by Ms. Anderson’s spouse, who has sole voting power and sole dispositive power as to the 436 common shares. Beneficial ownership of these 436 common shares is disclaimed by Ms. Anderson.
(5)	Includes for each of Ms. Anderson, Mr. Davis, Mr. Endres, Mr. Horton, Mr. Karmanos, Mr. Nelson, Dr. Ribeau, and Ms. Schiavo 2,400 restricted common shares, and for Mr. Blystone 3,600 restricted common shares, which will vest on September 26, 2018. For further information concerning the terms of the restricted common shares granted to non-employee directors, see footnote (20) below.
(6)	Includes 20,875 common shares subject to Currently Exercisable Options.
(7)	Includes 170,040 common shares held by Mr. Endres as trustee for a living trust.
(8)	Named Executive Officer listed in the “Fiscal 2018 Summary Compensation Table” beginning on page 50 of this Proxy Statement.
(9)	Includes 27,634 common shares subject to Currently Exercisable Options. Also includes (i) 21,000 restricted common shares which will vest over time based on continued employment with the Company; and (ii) 25,000 restricted common shares which will vest only if and when both (a) the closing price of the Company’s common shares equals or exceeds $60 per share for 30 consecutive days during the five-year period ending on June 24, 2019, and (b) Mr. Gilmore has continuously remained an employee of the Company through June 24, 2019. See footnote (20) below for more information on the restricted common shares.
(10)	Includes 18,438 common shares subject to Currently Exercisable Options.
(11)	Includes 63,440 common shares held by Mr. Karmanos as trustee for a living trust.
(12)	See footnote (3) to preceding table.
(13)	Includes 49,364 common shares held by Mr. Nelson as trustee for a living trust. Includes 35,500 common shares subject to Currently Exercisable Options.
(14)	Includes 35,500 common shares subject to Currently Exercisable Options.
(15)	Includes 1,187 common shares held by Mr. Rose’s wife, who has sole voting power and sole dispositive power as to the 1,187 common shares. Beneficial ownership of these 1,187 common shares is disclaimed by Mr. Rose. Includes 21,330 common shares held by Mr. Rose as custodian for his two children. Also includes 127,834 common shares subject to Currently Exercisable Options. Also includes 32,000 restricted common shares which will vest over time based on continued employment with the Company. See footnote (20) below for more information on the restricted common shares.
(16)	Includes 203,834 common shares subject to Currently Exercisable Options. Also includes 32,000 restricted common shares which will vest over time based on continued employment with the Company. See footnote (20) below for more information on the restricted common shares.
(17)	Includes 16,000 common shares subject to Currently Exercisable Options.
(18)	Includes 69,667 common shares subject to Currently Exercisable Options. Also includes 10,400 restricted common shares which will vest over time based on continued employment with the Company. See footnote (20) below for more information on the restricted common shares.
(19)	The number of common shares shown as beneficially owned by the Company’s current directors and executive officers as a group includes 1,340,318 common shares subject to Currently Exercisable Options and 265,900 restricted common shares. See footnote (20) below for more information on the restricted common shares. The number shown does not include any common shares issuable in connection with the performance shares awarded to NEOs and other executive officers, as to which the performance period has not ended and the applicable vesting dates have not yet occurred. The number of common shares shown for all current directors and executive officers as a group includes the common shares beneficially owned by five executive officers not individually identified.

(20)	The restricted common shares granted to executive officers and non-employee directors of the Company are held in escrow by the Company and may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the restrictions thereon have lapsed. Each holder of restricted common shares may exercise any voting rights associated with the restricted common shares during the restriction period. In addition, any dividends or distributions paid with respect to the common shares underlying the restricted common shares will be held by the Company in escrow during the restriction period and, at the end of the restriction period, will be distributed or forfeited in the same manner as the restricted common shares with respect to which they were paid. For further information concerning the terms of the restricted common shares granted to non-employee directors, please see the discussion in the section captioned “COMPENSATION OF DIRECTORS—Equity Grants” beginning on page 63 of this Proxy Statement. For further information concerning the terms of the restricted common shares granted to executive officers, please see the discussion in the sections captioned “EXECUTIVE COMPENSATION — Compensation Discussion and Analysis — Compensation Components — Long-Term Incentive Compensation — Annual Restricted Common Share Awards to Executives”, “EXECUTIVE COMPENSATION — Compensation Discussion and Analysis — Compensation Components — Long-Term Incentive Compensation — Special Performance-Based/Time-Vested Restricted Common Share Award”, “EXECUTIVE COMPENSATION — Grants of Plan-Based Awards”, “EXECUTIVE COMPENSATION — Outstanding Equity Awards at Fiscal 2018 Year-End” and “EXECUTIVE COMPENSATION — Long-Term Performance Awards, Option Awards and Restricted Common Share Awards Granted in Fiscal 2018” beginning on page 44, page 45, page 53, page 55 and page 60, respectively, of this Proxy Statement. Restricted common shares held by executive officers not named in this table are not listed individually.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that the Company’s directors and executive officers and greater-than-10% beneficial owners of the Company’s outstanding common shares file reports with the SEC reporting their initial beneficial ownership of common shares and any subsequent changes in their beneficial ownership. Specific due dates for such reports have been established by the SEC and the Company is required to disclose in this Proxy Statement any late report or known failure to file a required report. To the Company’s knowledge, based solely on a review of the copies of the reports furnished to the Company and written representations that no other reports were required, the Company believes that during Fiscal 2018, all Section 16(a) filing requirements applicable to the Company’s directors and executive officers and greater-than-10% beneficial owners of the Company’s outstanding common shares were complied with, with the exception of one Form 4 reporting base pay contributions to the 2005 NQ Plan for Mark A. Russell, which was two days late due to the information not being received until two days after the Form 4 was due.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

Upon the recommendation of the Nominating and Governance Committee, in accordance with applicable NYSE Rules, the Board has adopted the Corporate Governance Guidelines to promote the effective functioning of the Board and its committees and to reflect the Company’s commitment to high standards of corporate governance. The Board, with the assistance of the Nominating and Governance Committee, periodically reviews the Corporate Governance Guidelines to ensure they comply with all applicable requirements.

The Corporate Governance Guidelines are available on the “Corporate Governance” page of the “Investor Center” section of the Company’s website located at www.worthingtonindustries.com.

Code of Conduct

In accordance with applicable NYSE Rules and the applicable rules and regulations of the SEC (the “SEC Rules”), the Board adopted the Worthington Industries, Inc. Code of Conduct (the “Code of Conduct”). The Code of Conduct is available on the “Corporate Governance” page of the “Investor Center” section of the Company’s website located at www.worthingtonindustries.com.

Director Independence

Pursuant to the Corporate Governance Guidelines, a director is determined to be an independent director if he or she is independent of management and has no material relationship with the Company, either directly or indirectly as a partner, shareholder or officer of an entity that has such a relationship with the Company, as affirmatively determined by the Board. The Board observes all additional criteria for independence established by NYSE or required under SEC Rules or other applicable laws and regulations.

The Board has been advised of the nature and extent of any direct or indirect personal and business relationships between the Company and Kerrii Anderson, John Blystone, Mark Davis, Michael Endres, Ozey Horton, Jr., Peter Karmanos, Jr., Carl Nelson, Jr., Sidney Ribeau or Mary Schiavo, individually (each, an “Independent Director” and collectively, the “Independent Directors”), or any entities for which any Independent Director is a partner, officer, employee or shareholder. The Board has reviewed, considered and discussed such relationships, and the compensation which each Independent Director has received, directly or indirectly, from the Company, in order to determine whether each Independent Director meets the independence requirements of the Corporate Governance Guidelines, the applicable NYSE Rules and the applicable SEC Rules. The Board has affirmatively determined that (a) none of the Independent Directors has any relationship with the Company, either directly or indirectly, including, without limitation, any commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship, which: (i) interfered, interferes, or may interfere, with his or her independence from management and the Company or the exercise of his or her independent judgment, (ii) would be inconsistent with a determination of independence under applicable NYSE Rules and SEC Rules, or (iii) would impair his or her independence under the Corporate Governance Guidelines; and (b) each of the Independent Directors qualifies as an “Independent Director” under the Corporate Governance Guidelines. As required by applicable NYSE Rules, the Independent Directors represent a majority of the Company’s directors. John P. McConnell does not qualify as independent under applicable NYSE Rules or SEC Rules or the Corporate Governance Guidelines because he is an executive officer of the Company.

Barring any unusual circumstances, the Board has determined that a director’s independence would not be impaired if: (a) the director is an executive officer or an employee (or his or her immediate family member is an executive officer or employee) of a company that makes payments to, or receives payments from, the Company for property or services performed in the ordinary course of business in an amount which, in any single fiscal year, does not exceed the greater of $1,000,000 or 2% of such other company’s consolidated gross revenues; (b) the Company makes contributions to a scholastic or charitable tax-exempt organization for which the director (or his or her immediate family member) serves as either a member of the board of directors (or similar governing body) or an officer if the contributions, in any single fiscal year, do not exceed the greater of $500,000 or 1% of the total contributions received by that tax-exempt organization during such fiscal year; or (c) the Company uses facilities (dining facilities, clubs, etc.) in which the director is a greater than 5% owner if charges to the Company are consistent with charges paid by unrelated third parties and are fair, reasonable and consistent with those for similar services available at similar facilities, as long as the charges do not reach other thresholds under the NYSE Rules which would disqualify a director from being independent.

The Board specifically considered a number of circumstances in the course of reaching the conclusion that the current Independent Directors qualify as independent under the Corporate Governance Guidelines as well as applicable NYSE Rules and SEC Rules, including the relevant relationships described below in the section captioned “TRANSACTIONS WITH CERTAIN RELATED PERSONS” beginning on page 29 of this Proxy Statement.

Nominating Procedures

The Board’s Nominating and Governance Committee has responsibility for providing oversight on a broad range of issues surrounding the composition and operation of the Board, including identifying candidates qualified to become directors and recommending director nominees to the Board.

When considering candidates for the Board, the Nominating and Governance Committee evaluates the entirety of each candidate’s credentials but does not have specific eligibility requirements or minimum qualifications which must be met by a Nominating and Governance Committee-recommended nominee and has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. However, the Corporate Governance Guidelines provide that the retirement age for directors is 75 (unless the Board otherwise determines), and a director is to submit his or her resignation to be effective at the conclusion of his or her term ending immediately after attaining age 75. The Nominating and Governance Committee considers those factors it deems appropriate, including, but not limited to, independence, judgment, skill, diversity, strength of character, ethics and integrity, experience with businesses or organizations of comparable size or scope, experience as an executive of or adviser to public and private companies, experience and skill relative to other Board members, specialized knowledge or expertise, and the desirability of the candidate’s membership on the Board and any committees of the Board. Depending on the current needs of the Board, the Nominating and Governance Committee may weigh certain factors more or less heavily. The Nominating and Governance Committee does, however, believe that all members of the Board should have strong character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters, and no conflict of interest that would interfere with his or her performance as a director.

While the Board and the Nominating and Governance Committee do not have specific eligibility requirements and do not, as a matter of course, weigh any of the factors they deem appropriate more heavily than others, both the Board and the Nominating and Governance Committee believe that, as a group, the directors should have diverse backgrounds and qualifications. The Company believes that the members of the Board, as a group, have such backgrounds and qualifications.

The Nominating and Governance Committee considers candidates for the Board from any reasonable source, including shareholder recommendations, but does not evaluate candidates differently based on the source of the recommendation. The process for seeking and vetting additional director candidates is ongoing and is not dependent upon the existence of a vacancy on the Board. Accordingly, the Board believes that this ongoing identification of qualified candidates functions as an appropriate director succession plan. Pursuant to its charter, the Nominating and Governance Committee has the authority to retain consultants and search firms to assist with the process of identifying and evaluating director candidates and to approve the fees and other retention terms for any such consultant or search firm. The Nominating and Governance Committee has never used a consultant or search firm for such purpose, and, accordingly, the Company has paid no such fees.

Shareholders may recommend director candidates for consideration by the Nominating and Governance Committee by sending the recommendation to the Chair of the Nominating and Governance Committee, in care of the Company, to the Company’s executive offices at 200 Old Wilson Bridge Road, Columbus, Ohio 43085. The recommendation must include the candidate’s name, age, business address, residence address and principal occupation. The recommendation must also describe the qualifications, attributes, skills or other qualities possessed by the recommended director candidate. A written statement from the candidate consenting to serve as a director, if elected, and a commitment by the candidate to meet personally with Nominating and Governance Committee members must accompany any such recommendation.

The Board, taking into account the recommendations of the Nominating and Governance Committee, selects nominees for election as directors at each Annual Meeting. In addition, shareholders wishing to nominate directors may do so, provided they comply with the nomination procedures set forth in the Company’s Code of Regulations and applicable SEC Rules. In order to nominate an individual for election as a director at a meeting, a shareholder must give written notice of the shareholder’s intention to make such nomination. The notice must be sent to the Company’s Secretary, either delivered in person to, or mailed to and received at, the Company’s principal executive offices at 200 Old Wilson Bridge Road, Columbus, Ohio 43085 not less than 14 days or more than 50 days prior to any meeting called for the election of directors. However, if notice or public disclosure of the date of the meeting is given or made less than 21 days prior to the meeting, the shareholder notice must be received by the Company’s Secretary not later than the close of business on the seventh day following the day on which notice of the date of the meeting was mailed or publicly disclosed. The Company’s Secretary will deliver any shareholder notice received in a timely manner to the Nominating and Governance Committee for review. Each shareholder notice must include the following information as to each individual the shareholder proposes to nominate for election or re-election as a director: (a) the name, age, business address and, if known, residence address of the proposed nominee; (b) the principal occupation or employment of the proposed nominee; (c) the number of common shares of the Company beneficially owned by the proposed nominee; and (d) any other information relating to the proposed nominee that is required to be disclosed concerning nominees in proxy solicitations under applicable SEC Rules, including the individual’s written consent to be named in the proxy statement as a nominee and to serve as a director, if elected. The nominating shareholder must also provide (i) the name and address of the nominating shareholder; and (ii) the number of common shares of the Company beneficially owned by the nominating shareholder. No individual may be elected as a director unless he or she has been nominated by a shareholder in the manner described above or by the Board or the Nominating and Governance Committee.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board (the “Compensation Committee”) is currently comprised of John Blystone (Chair), Kerrii Anderson, Michael Endres and Ozey Horton, Jr. No member of the Compensation Committee is a present or past employee or officer of the Company. During Fiscal 2018 and through the date of this Proxy Statement, none of the Company’s executive officers has served on the board of directors or compensation committee (or other committee performing equivalent functions) of any other entity, one of whose executive officers served on the Company’s Board or Compensation Committee.

Communications with the Board

The Board believes it is important for shareholders and other interested persons to have a process by which to send communications to the Board and its individual members, including the Lead Independent Director. Accordingly, shareholders and other interested persons who wish to communicate with the Board, the non-management directors as a group (who are also all “Independent” Directors, as defined by the Corporate Governance Guidelines and applicable NYSE Rules), the Lead Independent Director or any other individual director may do so by addressing such correspondence to the name(s) of the specific director(s), to the “Non-Management Directors” as a whole or to the “Board of Directors” as a whole, and sending it in care of the Company, to the Company’s executive offices at 200 Old Wilson Bridge Road, Columbus, Ohio 43085. The mailing envelope must contain a clear notation indicating that the enclosed correspondence is a “Shareholder/Interested Person – Non-Management Director Communication”, “Shareholder/Interested Person – Board Communication”, “Shareholder/Interested Person – Lead Independent Director Communication”, or “Shareholder/Interested Person – Director Communication”, as appropriate. All such correspondence must identify the author as a shareholder or other interested person (identifying such interest) and clearly indicate whether the communication is directed to all members of the Board, to the non-management directors as a whole or to a certain specified individual director(s). Copies of all such correspondence will be circulated to the appropriate director(s). Correspondence marked “personal and confidential” will be delivered to the intended recipient(s) without opening. There is no screening process in respect of communications from shareholders or other interested persons. The process for forwarding communications to the appropriate Board member(s) has been approved by the Company’s Independent Directors.

Questions, complaints and concerns may also be submitted to Company directors through our Worthington Industries EthicsLine Reporting website at www.Worthington.EthicsPoint.com or by calling 877-263-9893 inside the United States and Canada.

PROPOSAL 1: ELECTION OF DIRECTORS

There are currently ten directors – three in the class whose terms expire at the Annual Meeting and who are proposed to be re-elected for terms expiring at the Annual Meeting of Shareholders in 2021; three in the class whose terms expire at the Annual Meeting of Shareholders in 2019; and four in the class whose terms expire at the Annual Meeting of Shareholders in 2020.

The Board proposes that the three director nominees named in the summary below, each of whom was unanimously recommended by the Nominating and Governance Committee, be re-elected as directors at the Annual Meeting. Each individual elected as a director at the Annual Meeting will hold office for a three-year term, expiring at the Annual Meeting of Shareholders in 2021, and until his successor is duly elected and qualified, or until his earlier death, resignation or removal from office. The individuals named as proxy holders in the form of proxy solicited by the Board intend to vote the common shares represented by the proxies received under this solicitation for the Board’s nominees, unless otherwise instructed on the form of proxy. If any nominee becomes unable to serve or for good cause will not serve as a candidate for election as a director, the individuals designated to vote the proxies will have full discretion to vote the common shares represented by the proxies they hold for the election of the remaining nominees and for the election of any substitute nominee designated by the Board. The Board has no reason to believe that any of the Board’s nominees will be unable to serve or for good cause will not serve as a director of the Company if elected.

Information Concerning Nominees and Directors

The information set forth below, concerning the age, principal occupation, other affiliations and business experience of each director has been furnished to the Company by such director as of August 1, 2018. Except where otherwise indicated, each director has had the same principal occupation for the last five years. There are no family relationships among any of the current directors, director nominees and executive officers of the Company.

Nominees Standing for Re-Election to the Board at the 2018 Annual Meeting

John B. Blystone

John B. Blystone, age 65, has served continuously as a director of the Company since 1997 and as the Lead Independent Director of the Company since January 2007. He is the Chair of the Compensation Committee and a member of the Executive Committee. Mr. Blystone served as Chairman of the Board, President and Chief Executive Officer of SPX Corporation, a global provider of technical products and systems, industrial products and services, flow technology, cooling technologies and services and service solutions, from December 1995 to December 2004, when he retired. From 1991 to 1995, Mr. Blystone served in various managerial and operating roles with General Electric Company. Mr. Blystone served as Chairman of the Board of Freedom Group, Inc., which manufactures and markets firearms, ammunition and related products, from August 2010 to March 2012. Mr. Blystone serves as a director for Blystone Consulting, LLC and as General Partner of Blystone Capital Partners. Mr. Blystone graduated from the University of Pittsburgh. Mr. Blystone has extensive business experience in managing and operating both domestic and international operations, including as a chief executive officer of a large public company. He has expertise in acquisitions, financial and business analysis, and in generally managing issues that face a large public company. Mr. Blystone’s business acumen, his long service on our Board, and his collegial style and leadership resulted in his election as the Lead Independent Director of the Company and make him well qualified to continue to serve on the Board.

Mark C. Davis

Mark C. Davis, age 58, has served continuously as a director of the Company since March 2011 and is a member of the Audit Committee. Mr. Davis is a private investor and Chief Executive Officer of Lank Acquisition Corp. which invests in minority and majority positions in public and private companies. Prior to forming Lank Acquisition Corp. in 2007, Mr. Davis spent 20 years in a variety of senior investment banking positions. From 1996 to 2003, Mr. Davis was a senior executive at JPMorgan Chase where he began as Head of the Merger and Acquisition Group. He became Head of General Industry Investment Banking in 2000 and was also Co-Head of Investment Banking Coverage which comprised all of JPMorgan Chase’s corporate clients, and was named Vice Chairman of Investment Banking in 2002. Mr. Davis holds a Masters in Business Administration from the Tuck School of Business and a B.A. from Dartmouth College. Mr. Davis’ financial knowledge and depth of experience in equity investing, strategic matters, acquisitions, financial analysis and investment banking make him well qualified to continue to serve on the Board, and qualify him as an “audit committee financial expert”, as defined by applicable SEC Rules.

Sidney A. Ribeau

Sidney A. Ribeau, age 70, has served continuously as a director of the Company since 2000 and is a member of the Nominating and Governance Committee. Since October 2013, Dr. Ribeau has served as Professor of Communications for Howard University, and he also served as President of Howard University from August 2008 to October 2013. Dr. Ribeau served as President of Bowling Green State University for more than 13 years prior to that time. Dr. Ribeau serves on the Board of Trustees of Teachers Insurance and Annuity Association (TIAA). He is a member of TIAA’s Human Resources Committee, Nominating and Governance Committee and Corporate Governance and Social Responsibility Committee. Dr. Ribeau has previously served on the Boards of Directors of Convergys Corporation from 2001 through 2008 and The Andersons, Inc. from 1997 through 2008. Dr. Ribeau received his B.A. degree from Wayne State University and his Masters and Doctorate from the University of Illinois. Dr. Ribeau brings extensive experience in managing the issues that face large public institutions. His background as the leader of a billion dollar public institution and as an educator and administrator enables him to provide insight relative to management, educational, financial, human resources and public policy matters and make him well qualified to continue to serve on the Board.

Directors Whose Terms Continue Until the 2019 Annual Meeting of Shareholders

Kerrii B. Anderson

Kerrii B. Anderson, age 61, has served continuously as a director of the Company since September 2010 and is a member of the Audit Committee and the Compensation Committee. Ms. Anderson has been a private investor and board advisor since September 2008. Prior to that time, she served as Chief Executive Officer and President of Wendy’s International, Inc. (now known as The Wendy’s Company) a restaurant operating and franchising company, from November 2006 until September 2008 when that company merged with a subsidiary of Triarc Companies, Inc. to form Wendy’s/Arby’s Group, Inc. She served as a director of Wendy’s International, Inc. from 2001 until September 2008, and as Wendy’s Interim Chief Executive Officer and President from April to November 2006 and as its Executive Vice President and Chief Financial Officer from 2000 to April 2006. Previously, Ms. Anderson served as Senior Vice President and Chief Financial Officer of M/I Schottenstein Homes, Inc. (now known as M/I Homes, Inc.), a builder of single-family homes, from 1987 to 2000. Ms. Anderson has served as a member of the Board of Directors of Laboratory Corporation of America Holdings since May 2006, where she is Chair of its Audit Committee and a member of its Nominating and Governance Committee. She joined the Board of Abercrombie & Fitch Co. in February 2018 and serves on its Audit and Finance Committee. Previously, she served as a member of the Board of Directors of Chiquita Brands International, Inc. from 2009 to January 2015, including service as Chairwoman of the Board from October 2012 to January 2015, as Chair of its Nominating and Governance Committee and as member of its Audit Committee until January 2015 when Chiquita was acquired by Cavendish Global Limited and became a private company; and as a member of the Board of Directors of P. F. Chang’s China Bistro, Inc. from 2009 until July 2012 when P.F. Chang’s was acquired by Wok Acquisition Corp. Ms. Anderson serves on the Finance Committee of The Columbus Foundation and as a member of the Board of Directors of OhioHealth Corporation, where she is Chair of its Finance Committee. Ms. Anderson has a strong record of leadership in operations and strategy. She is a Certified Public Accountant and qualifies as an “audit committee financial expert”, as defined by applicable SEC Rules, given her experience as Chief Executive Officer and Chief Financial Officer of Wendy’s International and Chief Financial Officer of M/I Schottenstein Homes. Ms. Anderson received a B.A. from Elon University and a Masters of Business Administration from the Duke University Fuqua School of Business. She has extensive corporate governance experience through her service on other public company boards. Her extensive experience in accounting and financial reporting and analysis and prior experience as a chief executive officer of a public company and chief financial officer of several public companies, in addition to other public company board service, make Ms. Anderson a valuable asset to the Board and its various committees, and well qualified to serve on the Board.

John P. McConnell

John P. McConnell, age 64, has served as the Company’s Chief Executive Officer since June 1993, as a director of the Company continuously since 1990, and as Chairman of the Board of the Company since September 1996. He served in various positions with Worthington Industries from 1975 to June 1993. Mr. McConnell also serves as the Chair of the Executive Committee. He currently serves as Vice Chairman and has been a director of OhioHealth since 2014. Mr. McConnell brings solid public company and overall management and operations experience as Chief Executive Officer and Chairman of the Board. In addition, in his more than 40 years of service to the Company, Mr. McConnell has served in various roles with the Company spanning not only executive management, but prior to that, time in production, sales, human resources and management at plant, business unit and corporate levels, making him well qualified to serve on the Board.

Mary Schiavo

Mary Schiavo, age 62 has served continuously as a director of the Company since 1998 and is a member of the Audit Committee and the Nominating and Governance Committee. Ms. Schiavo has been a member of the law firm of Motley Rice LLC, since October 2003. Ms. Schiavo has been employed by CNN as an analyst and on air commentator since calendar year 2014. Ms. Schiavo was an attorney with a law firm in Los Angeles, California, from 2001 to October 2003. Ms. Schiavo served as a professor at The Ohio State University, College of Engineering, Department of Aerospace Engineering and Aviation and School of Public Policy and Management and also as a Consultant for NBC News from 1997 to 2002. Ms. Schiavo served as Inspector General for the U.S. Department of Transportation for six years, where she had auditing and oversight responsibility over a multi-billion dollar government agency; Assistant Secretary of Labor of the U.S. for one year; a White House Fellow for one year; and was an attorney with the U.S. Department of Justice for seven years. Ms. Schiavo has gained in-depth knowledge of the Company’s business and structure from her more than 19 years of service as a director.

Ms. Schiavo received a B.A. from Harvard University, a Masters of Arts degree from The Ohio State University, and a Juris Doctorate degree from New York University. She was previously an elected director of the Harvard University Alumni Association and a member of the Presidents Council on Integrity and Efficiency and the Presidents Commission on White House Fellowships. Ms. Schiavo’s legal and governmental experience enable her to bring a unique and valuable perspective to the Board, and make her well qualified to serve on the Board.

Directors Whose Terms Continue Until the 2020 Annual Meeting of Shareholders

Michael J. Endres

Michael J. Endres, age 70, has served continuously as a director of the Company since 1999 and is a member of the Executive Committee and the Compensation Committee. Mr. Endres serves as a Senior Advisor to Stonehenge Partners, Inc., a private equity investment firm he co-founded in August 1999. His duties include, among other things, advice related to specific company financial characteristics, balance sheet and income statement analysis, as well as industry growth rates and trends, and managing the acquisition and disposition of the firm’s investments. Mr. Endres served as a director of Huntington Bancshares Incorporated from April 2003 to April 2018. Mr. Endres served as a director of W.W.Williams Company, a privately-held company, from October 2011 to 2016, and currently serves as a director of TRI-W Group (successor to W.W. Williams Company). He has been a director and Chairman of Conterra AG, a privately-held company, since 2014; and Calibre Group LLC, a privately-held company, since 2015. Mr. Endres served as a director of Tim Hortons Inc. from 2006 until December 2014 when it was acquired by Restaurant Brands International, where he was Chair of its Audit Committee and a member of its Executive Committee. Mr. Endres received a B.S. from Miami University. Mr. Endres has a depth of experience in equity investing, business development, strategic initiatives and acquisitions, financial analysis, leadership and management, and is a director of various companies. This experience, along with his financial expertise and his history as a director with the Company, make him well suited to serve on the Board.

Ozey K. Horton, Jr.

Ozey K. Horton, Jr., age 67, has served continuously as a director of the Company since 2011 and is a member of the Compensation Committee and the Nominating and Governance Committee. He is an independent advisor and serves as Director Emeritus of McKinsey & Company, a management consulting firm, from which he retired in February 2011. Prior to that time, Mr. Horton served as a Director in the Atlanta office of McKinsey & Company from 1981 through February 2011. Over the years, Mr. Horton led numerous corporate growth, strategic, mergers and acquisitions, and performance improvement initiatives at global clients across a range of industries — especially in the basic industrials space (such as metals and mining; pulp, paper and packaging; chemicals; and energy). He has also led several practices within McKinsey & Company: as founder of the global pulp, paper, and packaging practice; co-leader of the global basic materials practice; and leader of the global operations practice within the energy and materials sector. Prior to his service with McKinsey & Company, Mr. Horton had early career experiences in manufacturing, corporate development and project engineering. Mr. Horton has served as a director of Louisiana-Pacific Corporation, a global leader in engineered wood products, since September 2016 where he is a member of the Finance & Audit Committee and Nominating and Corporate Governance Committee from September 2016 to May 2017. In 2018, he became a director of Rubicon Limited, which produces genetic tree seedling products. Mr. Horton serves on the Metso Corporation Board and the Dabbagh Group Holding Co. Ltd. Board. He also serves as a member of the Spoleto Festival, U.S.A. Board of Directors, the MUSC Hollings Cancer Center Advisory Board, and the Liberty Fellows Senior Advisor Group. He formerly served as a member of The Board of Visitors of the Pratt School of Engineering/Duke University and of the Gaillard Performance Hall Capital Campaign Cabinet. Mr. Horton has extensive experience working in Europe, South America, India and Asia. Mr. Horton has a BSE in civil and environmental engineering from Duke University and a Masters of Business Administration from the Harvard Business School. Mr. Horton’s wide-ranging experience working with manufacturing and other companies, both domestically and globally, provides unique expertise to the Board, all of these attributes make him well suited to serve on the Board.

Peter Karmanos, Jr.

Peter Karmanos, Jr., age 75, has served continuously as a director of the Company since 1997, is Chair of the Nominating and Governance Committee and is a member of the Executive Committee. Mr. Karmanos founded Compuware, a software development company, in 1973. He served as Chairman of the Board, Chief Executive Officer and a director of Compuware from its founding until June 2011. He continued to serve as Executive Chairman of the Board and a director until March 2013, when he resigned from that board. Mr. Karmanos has the entrepreneurial spirit that built a billion dollar company from a start-up and the business acumen of the Chairman and Chief Executive Officer of an S&P 500 corporation. Mr. Karmanos is a Partner in MadDog Technology, LLC, a company that specializes in advanced technology and mobile device development. Mr. Karmanos also served as a director for Taubman Centers, Inc. from 2000 and was a member of its Compensation Committee until January 2018 when he resigned from the board. He serves as a director for the Barbara Ann Karmanos Cancer Institute, Detroit Renaissance, and New Detroit Coalition, and on the Board of Governors for the National Hockey League. Mr. Karmanos has a wealth of public company management and information technology experience. This includes extensive skill and background dealing with the growth, operation and management of a large public company as its co-founder and Chairman. In addition, his skills and expertise in information technology bring valuable insight to the Board. All of these attributes make him well qualified to serve on the Board.

Carl A. Nelson, Jr.

Carl A. Nelson, Jr., age 73, has served continuously as a director of the Company since 2004, is the Chair of the Audit Committee and is a member of the Executive Committee. Mr. Nelson was a partner with Arthur Andersen, LLP and retired in February 2002 after 31 years of service. Mr. Nelson had served as Managing Partner of the Arthur Andersen Columbus, Ohio office, and was the leader of the firm’s consulting services for the products industry in the United States. Currently, Mr. Nelson serves on the Board of Advance Drainage Systems, a $1 billion public company, where he is chairman of the Compensation Committee. Mr. Nelson is a Certified Public Accountant (retired) and a member of The Ohio Society of Certified Public Accountants and the American Institute of Certified Public Accountants. Mr. Nelson received his B.S. in Accounting from The Ohio State University and a Masters of Business Administration from the University of Wisconsin. Mr. Nelson has taught in the MBA and executive education programs at The Ohio State University and is a member of the Dean’s Advisory Council for the Fisher College of Business at The Ohio State University. Mr. Nelson has significant public company accounting and financial expertise. Mr. Nelson has vast experience as a business consultant on a variety of projects involving areas such as large scale technology implementation, defining strategic initiatives, strategic planning and projects with significant change requirements. As an “audit committee financial expert”, as defined by applicable SEC Rules, Mr. Nelson has served the Board well as the Chair of the Audit Committee since 2004. All of these attributes make Mr. Nelson well suited to serve on the Board.

Required Vote and Board’s Recommendation

Under Ohio law and the Company’s Code of Regulations, the three nominees for election to the Board receiving the greatest number of votes “FOR” their election will be elected as directors of the Company.

Except in the case of broker non-votes, common shares represented by properly completed and timely received forms of proxy will be voted “FOR” the election of the Board’s nominees, unless authority to vote for one or more of the nominees is withheld. Common shares as to which the authority to vote is withheld will not be counted toward the election of directors or the election of the individual nominees specified on the form of proxy. Proxies may not be voted for more than three nominees.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE
SHAREHOLDERS OF THE COMPANY VOTE “FOR” THE
ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

Meetings of the Board

The Board held four meetings during Fiscal 2018, all of which were regularly scheduled meetings. During Fiscal 2018, each incumbent director attended at least 75% of the aggregate of (a) the total number of meetings held by the Board, and (b) the total number of meetings held by all committees of the Board on which such director served.

The Board and management of the Company are committed to effective corporate governance practices. The Corporate Governance Guidelines describe the governance principles and procedures by which the Board functions. The Board annually reviews and updates, as appropriate, the Corporate Governance Guidelines and the charters of the various committees of the Board in response to corporate governance developments, including changes in the applicable NYSE Rules and SEC Rules, and recommendations by directors in connection with Board and Board committee evaluations. In accordance with the Corporate Governance Guidelines and applicable NYSE Rules, non-management directors of the Company, who are also all “Independent” Directors, as defined by the Corporate Governance Guidelines and applicable NYSE Rules, meet (without management present) at regularly scheduled executive sessions at least twice per year and at such other times as the directors deem necessary or appropriate. These executive sessions are typically held in conjunction with regularly scheduled Board meetings and are led by the Lead Independent Director, and appropriate feedback from these sessions is given to the Chief Executive Officer. The non-management directors met in executive session after three of the four regularly scheduled Board meetings held in Fiscal 2018.

Board Member Attendance at Annual Meetings of the Shareholders

The Company does not have a formal policy with respect to attendance by our directors at the annual meetings of the shareholders. The Board generally schedules its quarterly meetings to fall in March, June, September and December. Five of the ten then-incumbent directors attended the Company’s 2017 Annual Meeting of Shareholders: Ms. Anderson, Mr. Blystone, Mr. McConnell, Mr. Nelson and Ms. Schiavo.

Board Leadership Structure

The Company is led by John P. McConnell, who has served as Chief Executive Officer since June 1993, as a director of the Company since 1990, and as Chairman of the Board of the Company since September 1996. The Company’s Board is currently comprised of Mr. McConnell and nine non-management directors. John Blystone is the Company’s Lead Independent Director.

The Board has four standing committees: Audit, Compensation, Executive, and Nominating and Governance. Each of the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee is chaired by a separate Independent Director and is comprised solely of Independent Directors. Detailed information on each Board committee is contained in the section captioned “PROPOSAL 1: ELECTION OF DIRECTORS — Committees of the Board” beginning on page 25 of this Proxy Statement.

The Company does not have a fixed policy regarding whether the offices of Chairman of the Board and Chief Executive Officer should be vested in the same person or two different people. The Board has determined that the most effective leadership structure at the present time is for the Chief Executive Officer to also serve as the Chairman of the Board, coupled with a Lead Independent Director, independent chairs for our Audit Committee, our Compensation Committee, and our Nominating and Governance Committee, and regularly scheduled executive sessions of the non-management directors.

The Board believes that the currently combined role of Chairman of the Board and Chief Executive Officer promotes the development and execution of our business strategy and facilitates information flow between management and the Board, which are essential to effective governance. The Board believes that its strong governance practices, including its supermajority of Independent Directors, the combination of the Chairman of the Board and Chief Executive Officer roles, and its clearly-defined Lead Independent Director responsibilities, provide an appropriate balance among strategy development, operational execution and independent oversight of the Company.

The Board periodically reviews our leadership structure and retains the authority to modify the structure, as and when appropriate, to address our then current circumstances.

Lead Independent Director

In January 2007, the Company established a Lead Independent Director position and appointed John Blystone as the Lead Independent Director.

A copy of the Company’s Lead Independent Director Charter is available on the “Corporate Governance” page of the “Investor Center” section of the Company’s website located at www.worthingtonindustries.com. In addition to the other duties more fully described in the Company’s Lead Independent Director Charter, the Lead Independent Director is responsible for:

•	advising the Chairman of the Board and Chief Executive Officer regarding the information, agenda and meeting schedules for the Board and Board committees, and as to the quality, quantity and timeliness of the information submitted to the Board by the Company’s management that is necessary or appropriate for the non-employee directors to effectively and responsibly perform their duties;
•	recommending to the Chairman of the Board and Chief Executive Officer the retention of advisers and consultants who report directly to the Board;
•	assisting the Board, the Nominating and Governance Committee and the officers of the Company in ensuring compliance with and implementation of the Corporate Governance Guidelines;

•	calling meetings of the non-employee directors, developing the agenda for and serving as chairman of the executive sessions of the non-employee directors, and serving as principal liaison between the non-employee directors and the Chairman of the Board and Chief Executive Officer on sensitive issues;
•	working with the Nominating and Governance Committee and the Chairman of the Board and Chief Executive Officer to recommend the membership of the various Board committees, as well as the selection of committee chairs;
•	serving as chair of meetings of the Board when the Chairman of the Board is not present;
•	being available for consultation and direct communications with the Company’s shareholders, if requested and appropriate; and
•	performing such other duties as the Board may determine.

Committees of the Board

The Board has four standing committees: the Executive Committee, the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. The charter for each committee has been reviewed and approved by the Board and is available on the “Corporate Governance” page of the “Investor Center” section of the Company’s website located at www.worthingtonindustries.com.

Committees of the Board

Chairperson	Member	Audit Committee Financial Expert
	Executive	Audit	Compensation	Nominating and Governance
Kerrii B. Anderson*
John B. Blystone*
Mark C. Davis*
Michael J. Endres*
Ozey K. Horton, Jr.*
Peter Karmanos, Jr.*
John P. McConnell
Carl A. Nelson, Jr.*
Sidney A. Ribeau*
Mary Schiavo*
*	Independent director under NYSE Rules

Executive Committee

The Executive Committee acts in place of, and on behalf of, the Board in the intervals between meetings of the Board. The Executive Committee has all of the authority of the Board, other than the authority (a) to fill vacancies on the Board or on any committee of the Board, (b) to amend the Company’s Code of Regulations, (c) that has been delegated by the Board exclusively to other committees of the Board, and (d) that applicable law or the Company’s governing documents do not permit to be delegated to a committee of the Board.

Audit Committee

The Board has determined that each member of the Audit Committee qualifies as an Independent Director under the applicable NYSE Rules and under SEC Rule 10A-3. The Board believes each member of the Audit Committee is qualified to discharge his or her duties on behalf of the Company and satisfies the financial literacy requirement of the NYSE Rules. The Board has also determined that each of Ms. Anderson, Mr. Davis and Mr. Nelson qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of SEC Regulation S-K by virtue of their respective experience, including that described on pages 21, 20 and 23, respectively, of this Proxy Statement. No member of the Audit Committee serves on the audit committee of more than two other public companies.

At least annually, the Audit Committee evaluates its performance, reviewing and assessing the adequacy of its charter and recommending any proposed changes to the full Board, as necessary to reflect changes in regulatory requirements, authoritative guidance and evolving practices.

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is organized and conducts its business pursuant to a written charter. The primary responsibility of the Audit Committee is to assist the Board in the oversight of the financial and accounting functions, controls, reporting processes and audits of the Company. Specifically, the Audit Committee appoints and evaluates the Company’s independent registered public accounting firm and approves the audit engagement, including fees and terms, and non-audit engagements, if any, of such firm. The Audit Committee, on behalf of the Board, reviews, monitors and evaluates: (a) the Company’s consolidated financial statements and the related disclosures, including the integrity and quality of the consolidated financial statements; (b) the Company’s compliance with legal and regulatory requirements, including the financial reporting process; (c) the Company’s systems of disclosure controls and procedures and internal control over financial reporting and its accounting and financial controls; (d) the performance, qualifications and independence of the Company’s independent registered public accounting firm, including the performance and rotation of the lead and concurring partners of that firm; (e) the performance of the Company’s internal audit function; (f) the annual independent audit of the Company’s consolidated financial statements; and (g) financial, reporting and compliance risk management. The Audit Committee also prepares the report that the SEC Rules require be included in the Company’s annual proxy statement.

Additional duties and responsibilities set forth in the Audit Committee’s charter include:

•	reviewing, with the Company’s financial management, internal auditors and independent registered public accounting firm, the Company’s accounting procedures and policies and audit plans, including staffing, professional services to be provided, audit procedures to be used, and fees to be charged by the Company’s independent registered public accounting firm and reviewing the activities of and the results of audits conducted by the Company’s internal auditors and independent registered public accounting firm;
•	reviewing with the Company’s independent registered public accounting firm the audit report of the Company’s independent registered public accounting firm on the effectiveness of the Company’s internal control over financial reporting filed with the Company’s Annual Report on Form 10-K;
•	establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, as well as the confidential, anonymous submissions by employees of the Company of concerns regarding questionable accounting or auditing matters;
•	setting and maintaining hiring policies for employees or former employees of the Company’s independent registered public accounting firm;
•	receiving reports concerning any non-compliance with the Company’s Code of Conduct by any officers or directors of the Company and approving, if appropriate, any waivers therefrom;
•	administering the Company’s Related Person Transaction Policy and approving, if appropriate, any “related person” transactions with respect to the Company’s directors or executive officers;
•	reviewing with senior management the Company’s major financial risk exposures and the steps being taken to monitor and control them as well as the Company’s guidelines and policies with respect to risk assessment and risk management and overall antifraud programs and controls;
•	directing and supervising any special investigations into matters which may come within the scope of the Audit Committee’s duties; and
•	other matters required by the Financial Accounting Standards Board, the American Institute of Certified Public Accountants, the Public Company Accounting Oversight Board, the SEC, NYSE and other similar bodies or agencies which could have an effect on the Company’s consolidated financial statements.

Pursuant to its charter, the Audit Committee has the authority to engage and terminate such legal counsel and other consultants and advisors as it deems appropriate to carry out its functions, including the sole authority to approve the fees and other terms of retention of such legal counsel and other consultants and advisors.

The Audit Committee met four times during Fiscal 2018. The Audit Committee’s report relating to Fiscal 2018 begins on page 69 of this Proxy Statement.

Compensation Committee

The Board has determined that each member of the Compensation Committee qualifies as an Independent Director under the applicable NYSE Rules. The Board has also determined that each member of the Compensation Committee satisfies the additional independence standards for members of a compensation committee under the applicable NYSE Rules. All members of the Compensation Committee also qualify as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act.

The Compensation Committee periodically reviews and reassesses the adequacy of its charter and recommends any proposed changes to the full Board, as necessary to reflect changes in regulatory requirements, authoritative guidance and evolving practices. The Compensation Committee evaluates its performance at least annually.

The Compensation Committee’s charter sets forth the duties and responsibilities of the Compensation Committee, which include:

•	discharging the Board’s responsibilities relating to compensation of the Company’s Chief Executive Officer and executive management, including reviewing and approving the compensation philosophy, policies, objectives and guidelines for the Company’s executive management;
•	reviewing and approving, if it has been deemed appropriate, the Company’s peer group companies and data sources for purposes of evaluating the Company’s compensation competitiveness and establishing the appropriate competitive positioning of the levels and mix of compensation elements;
•	reviewing and approving corporate goals and objectives, including performance goals, relevant to Chief Executive Officer and executive management compensation and evaluating the performance of the Chief Executive Officer and executive management in light of the approved corporate goals and objectives;
•	reviewing and approving the metrics to be used for the determination of payouts under cash-based and equity-based incentive programs;
•	setting the compensation of the Chief Executive Officer and other executive officers, including the amount and types of compensation;
•	preparing, producing, reviewing and/or discussing with the Company’s management, as appropriate, such reports and other information required by applicable laws, rules, regulations or other standards with respect to executive and director compensation, including those required for inclusion in the Company’s proxy statement and/or Annual Report on Form 10-K;
•	providing recommendations to the Board on Company-sponsored compensation-related proposals to be considered at the Company’s annual shareholder meetings, including Say-on-Pay and Say-on-Frequency proposals, and reviewing and considering the results of such votes;
•	reviewing, and advising the Board with respect to, Board compensation;
•	administering the Company’s equity-based incentive compensation plans, our other executive incentive compensation programs, and any other plans and programs which the Board designates;
•	reviewing and discussing with the Company’s management, the Company’s compensation risk management disclosures required by SEC Rules relating thereto;
•	in consultation with the Nominating and Governance Committee, reviewing, evaluating and making recommendations to the Board concerning shareholder proposals relating to executive and/or director compensation issues and the Company’s responses thereto; and
•	carrying out such other roles and responsibilities as the Board may designate or delegate to the Compensation Committee.

The Compensation Committee’s processes and procedures to determine executive compensation, including the use of compensation consultants and the role of executive officers in the executive compensation decision-making process, are described in the sections captioned “EXECUTIVE COMPENSATION —

Compensation Discussion and Analysis — Role of the Compensation Committee” and “— Executive Compensation Philosophy and Objectives” beginning on page 32 and page 33 respectively, of this Proxy Statement.

Pursuant to its charter, the Compensation Committee has sole authority to retain and terminate any compensation consultant, legal counsel or other advisor, as the Compensation Committee deems appropriate to assist the Committee in the performance of its duties, including the sole authority to approve the fees and other terms and conditions of retention. Prior to any such retention, the Compensation Committee assesses any factors relevant to such consultant’s, legal counsel’s or advisor’s independence from management, including the factors specified in NYSE’s Corporate Governance Standards or other listing rules, to evaluate whether the services to be performed will raise any conflict of interest or compromise the independence of such consultant, legal counsel or advisor.

The Compensation Committee met three times during Fiscal 2018. The Compensation Discussion and Analysis regarding executive compensation for our NEOs begins on page 32 of this Proxy Statement, and the Compensation Committee Report for Fiscal 2018 is on page 49 of this Proxy Statement.

Nominating and Governance Committee

The Board has determined that each member of the Nominating and Governance Committee qualifies as an Independent Director under the applicable NYSE Rules. The Nominating and Governance Committee periodically reviews and assesses the adequacy of its charter and recommends any proposed changes to the full Board, as necessary to reflect changes in regulatory requirements, authoritative guidance and evolving practices. The Nominating and Governance Committee evaluates its performance at least annually.

Under the terms of its charter, the Nominating and Governance Committee is to:

•	develop and periodically review principles of corporate governance and recommend them to the Board for its approval;
•	review the Articles of Incorporation, the Code of Regulations and the Corporate Governance Guidelines of the Company and recommend to the Board any changes deemed appropriate;
•	review the procedures and communication plans for shareholder meetings and ensure that required information regarding the Company is adequately presented;
•	review and make recommendations to the Board regarding (a) the composition and size of the Board in order to ensure that the Board has the proper expertise and its membership consists of persons with sufficiently diverse backgrounds, (b) the criteria for the selection of Board members and Board committee members, and (c) Board policies on age and term limits for Board members;
•	plan for continuity on the Board as existing Board members leave the Board;
•	with the participation of the Chairman of the Board, identify and recruit candidates for Board membership, evaluate Board candidates recommended by shareholders and arrange for appropriate interviews and inquiries into the qualifications of the candidates;
•	identify and recommend individuals to be nominated for election as directors by the shareholders and to fill vacancies on the Board;
•	with the Compensation Committee, provide for a review of succession plans for the Chairman of the Board and Chief Executive Officer in the case of his resignation, retirement or death;
•	evaluate the performance of current Board members proposed for re-election, and recommend to the Board whether such members of the Board should stand for re-election; oversee an annual evaluation of the Board as a whole; conduct an annual evaluation of the Nominating and Governance Committee; and oversee the evaluation of the other Board committees and of management; and
•	with the Chairman of the Board, periodically review the charter and composition of each Board committee and make recommendations to the Board as to changes in charters, the creation of additional committees or, with the Chairman of the Board, recommend to the Board individuals to be chairs and members of Board committees; so that each Board committee is comprised of members with the appropriate qualities, skills and experience for the tasks of the committee.

To the extent not otherwise delegated to the Audit Committee, the Nominating and Governance Committee is also to:

•	review the relationships between the Company and each director, whether direct or as a partner, officer or equity owner of an organization that has a relationship with the Company, for conflicts of interest (all members of the Board are required to report any such relationships to the Company’s General Counsel);
•	address actual and potential conflicts of interest a Board member may have and issue to the Board member having an actual or potential conflict of interest instructions on how to conduct himself/herself in matters before the Board which may pertain to such an actual or potential conflict of interest; and
•	make appropriate recommendations to the Board concerning determinations necessary to find a director to be an Independent Director.

The Nominating and Governance Committee met one time during Fiscal 2018.

Board’s Role in Risk Oversight

Our management is principally responsible for defining, identifying and assessing the various risks facing our Company, formulating enterprise risk management policies and procedures and managing our risk exposures on a day-to-day basis. A risk committee, comprised of senior executives, directs this process. Management provides an annual risk assessment to the Board, with quarterly updates. The Board’s responsibility is to oversee our risk management processes by understanding and evaluating management’s identification, assessment and management of the Company’s critical risks.

The Board as a whole has responsibility for this risk oversight, assisted by the Audit Committee and the Compensation Committee. Areas of focus include strategic, operational, liquidity, market, financial, reporting, succession, compensation, compliance and other risks. The Audit Committee is tasked with oversight of financial, reporting and compliance risk management, the Compensation Committee is tasked with oversight of compensation risk management, and the Board as a whole oversees all other risk management.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

Review, Approval or Ratification of Transactions with Related Persons

The Company’s policy with respect to related person transactions is addressed in the Company’s written Related Person Transaction Policy (the “Policy”), which supplements the Company’s written Code of Conduct provisions addressing “conflicts of interest”. As described in the Code of Conduct, conflicts of interest can arise when an employee’s or a director’s personal or family relationships, financial affairs or an outside business involvement may adversely influence the judgment or loyalty required for performance of his or her duties to the Company. In cases where there is an actual or even the appearance of a conflict of interest, the individual involved is required to notify his or her supervisor or the Company’s Ethics Officer. The supervisor will then consult with management and the Ethics Officer, as appropriate. The Code of Conduct provides that any action or transaction in which the personal interest of an executive officer or a director may be in conflict with those of the Company is to be reported to the Audit Committee. The Audit Committee must investigate and, if it is determined that such action or transaction would constitute a violation of the Code of Conduct, the Audit Committee is authorized to take any action it deems appropriate.

The Policy was adopted by the Board and is administered by the Audit Committee and the Company’s General Counsel. The Policy applies to any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which: the Company participates, directly or indirectly; the amount involved exceeds or is expected to exceed $120,000; and a “related person” has, had or will have a direct or indirect material interest. Under the Policy, a “related person” is any person:

•	who is or was an executive officer, a director or a director nominee of the Company, or an immediate family member of any such individual; or
•	who is or was the beneficial owner of more than 5% of the Company’s outstanding common shares, or an immediate family member of any such individual.

All related person transactions are to be brought to the attention of the Company’s management who will then refer each matter to the Company’s General Counsel and the Audit Committee. Each director, director nominee or executive officer of the Company must notify the Company’s General Counsel in writing of any interest that such individual or an immediate family member of such individual has, had or may have, in a related person transaction. In addition, any related person transaction proposed to be entered into by the Company must be reported to the Company’s General Counsel by the employee of the Company who has authority over the transaction. On an annual basis, each director, director nominee and executive officer of the Company must complete a questionnaire designed to elicit information about existing and potential related person transactions. Any potential related person transaction that is raised will be analyzed by the Company’s General Counsel, in consultation with management and with outside counsel, as appropriate, to determine whether the transaction, arrangement or relationship does, in fact, qualify as a related person transaction requiring review by the Audit Committee under the Policy.

Under the Policy, all related person transactions (other than those deemed to be pre-approved or ratified under the terms of the Policy) will be referred to the Audit Committee for approval (or disapproval), ratification, revision or termination. Whenever practicable, a related person transaction is to be reviewed and approved or disapproved by the Audit Committee prior to the effectiveness or consummation of the transaction. If the Company’s General Counsel determines that advance consideration of a related person transaction is not practicable, the Audit Committee will review and, in its discretion, may ratify the transaction at the Audit Committee’s next meeting. However, the Company’s General Counsel may present a related person transaction arising between meetings of the Audit Committee to the Chair of the Audit Committee who may review and approve (or disapprove) the transaction, subject to ratification by the Audit Committee at its next meeting if appropriate. If the Company becomes aware of a related person transaction not previously approved under the Policy, the Audit Committee will review the transaction, including the relevant facts and circumstances, at its next meeting and evaluate all options available to the Company, including ratification, revision, termination or rescission of the transaction, and take the course of action the Audit Committee deems appropriate under the circumstances.

No director may participate in any approval or ratification of a related person transaction in which the director or an immediate family member of the director is involved. The Audit Committee may only approve or ratify those transactions the Audit Committee determines to be in the Company’s best interest. In making this determination, the Audit Committee will review and consider all relevant information available to it, including:

•	the terms (including the amount involved) of the transaction and the related person’s interest in the transaction and the amount of that interest;
•	the business reasons for the transaction and its potential benefits to the Company, and whether the transaction was undertaken in the ordinary course of the Company’s business;
•	whether the terms of the transaction are fair to the Company and no less favorable to the Company than terms that could be reached with an unrelated third party;
•	the impact of the transaction on the related person’s independence; and
•	whether the transaction would present an improper conflict of interest for any director, director nominee or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the related person, the direct or indirect nature of the related person’s interest in the transaction and the ongoing nature of any proposed relationship and any other factors the Audit Committee deems relevant.

Any related person transaction previously approved or ratified by the Audit Committee or otherwise already existing that is ongoing in nature is to be reviewed by the Audit Committee annually.

Under the terms of the Policy, the following related person transactions are deemed to be pre-approved or ratified (as appropriate) by the Audit Committee even if the aggregate amount involved would exceed $120,000:

•	interests arising solely from ownership of the Company’s common shares if all shareholders receive the same benefit on a pro rata basis (i.e., dividends);
•	compensation to an executive officer of the Company, as long as the executive officer is not an immediate family member of another executive officer or a director of the Company and the compensation has been approved by the Compensation Committee or is generally available to the Company’s employees;

•	compensation to a director for services as a director if the compensation is required to be reported in the Company’s proxy statements;
•	interests deriving solely from a related person’s position as a director of another entity that is a party to the transaction;
•	interests deriving solely from the related person’s direct or indirect ownership of less than 10% of the equity interest (other than a general partnership interest) in another person which is a party to the transaction; and
•	transactions involving competitive bids.

In addition, the Audit Committee will presume that the following transactions do not involve a material interest:

•	transactions in the ordinary course of business with an entity for which a related person serves as an executive officer, provided (i) the affected related person did not participate in the decision of the Company to enter into the transaction, and (ii) the aggregate amount involved in any related category of transactions in a 12-month period is not greater than the least of (a) $1,000,000, or (b) 2% of the other entity’s consolidated gross revenues for such other entity’s most recently completed fiscal year, or (c) 2% of the Company’s consolidated gross revenues for the Company’s most recently completed fiscal year;
•	donations, grants or membership payments to non-profit organizations, provided (a) the affected related person did not participate in the decision of the Company to make such payments, and (b) the aggregate amount in a 12-month period does not exceed the lesser of $500,000 or 1% of the non-profit organization’s consolidated gross revenues for its most recently completed fiscal year; and
•	Company use of facilities (such as dining facilities and clubs) if the charges for such use are consistent with charges paid by unrelated third parties and are fair, reasonable and consistent with similar services available for similar facilities.

Transactions with Related Persons

The Company is a party to certain agreements relating to the rental of aircraft to and from JMAC, Inc., a private investment company (“JMAC”), which is owned by John P. McConnell, Chairman of the Board and Chief Executive Officer of the Company, and members of his family. JMAC Air, LLC (“JMAC Air”) is owned by JMAC. Under the agreement with JMAC Air, the Company may lease aircraft owned by JMAC as needed for a rental fee per flight; and under the agreement with the Company, JMAC is allowed to lease aircraft operated by the Company, on a per-flight basis, when the Company is not using the aircraft. The Company also makes its pilots available for a per-day charge, to JMAC Air . The rental fees paid to the Company under the per-flight rental agreements are set based on Federal Aviation Administration (“FAA”) regulations. The Company believes the rental fees set in accordance with such FAA regulations for Fiscal 2018 exceeded the direct operating costs of the aircraft for such flights. Also, based on quotes for similar services provided by unrelated third parties, the Company believes that the rental rates paid to JMAC are no less favorable to the Company than those that could be obtained from unrelated third parties.

For Fiscal 2018, the Company paid an aggregate amount of $258,094 under the JMAC Air lease agreement and received $51,026 for airplane rental and pilot services.

During Fiscal 2018, the Company, either directly or through business expense reimbursement, paid approximately $168,293 to Double Eagle Club, a private golf club owned by the McConnell family (the “Club”). The Company uses the Club’s facilities for Company functions and meetings, and for meetings and entertainment for customers, suppliers and other business associates. Amounts charged by the Club to the Company are no less favorable than those that are charged to unrelated members of the Club for the same type of use.

During Fiscal 2018, the Company, either directly or indirectly, paid approximately $262,840 to the Columbus Blue Jackets (“CBJ”), a National Hockey League team of which John P. McConnell is the majority owner, for suite expenses, game tickets and special event tickets, often used in connection with meetings and entertainment for customers, suppliers and other business associates, at prices no less favorable than those charged to third parties.

During Fiscal 2018, the Company paid $186,000 in naming rights and sponsorship recognition for the CBJ winter park, a community outdoor skating rink and entertainment area near Nationwide Arena, managed by the CBJ in a public park setting.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Role of the Compensation Committee

The Compensation Committee reviews and administers the compensation for the Chief Executive Officer (the “CEO”) and other members of executive management of the Company, including the named executive officers (the “NEOs”) identified in the “Fiscal 2018 Summary Compensation Table” beginning on page 50 of this Proxy Statement. The Compensation Committee also oversees the Company’s annual incentive plan for executives, long-term incentive program, restricted common share awards, stock option plans, and non-qualified deferred compensation plans. A more detailed discussion of the duties of the Compensation Committee is set forth in the section captioned “PROPOSAL 1: ELECTION OF DIRECTORS – Committees of the Board – Compensation Committee” starting on page 27.

The Compensation Committee is comprised of four directors, each of whom qualifies as an Independent Director under the applicable NYSE Rules, and is free from any relationship (including disallowed consulting, advisory or other compensatory arrangements) prohibited by applicable laws, rules or regulations or that, in the opinion of the Board, is material to his or her ability to be independent from management of the Company in connection with the duties of a member of the Compensation Committee or to make independent judgments about the Company’s executive compensation. Each member also qualifies as an “outside director” for purposes of Section 162(m) of the Internal Revenue Code and as a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act.

The Compensation Committee has sole authority to retain and terminate such compensation consultants, legal counsel and other advisors, as the Compensation Committee deems appropriate to fulfill its responsibilities, including sole authority to approve the fees and other terms of retention. The Compensation Committee has retained an independent compensation consultant, Willis Towers Watson, for the purpose of assisting the Compensation Committee in fulfilling its responsibilities, including providing advice on the amount and form of executive and director compensation. Fees paid related to executive compensation matters were $108,000 in Fiscal 2018. Management also periodically retains Willis Towers Watson to provide additional services to the Company, including advising on other compensation matters. Fees for these additional services were $162,000 in Fiscal 2018, which included a $140,000 brokerage fee paid in connection with a representation and warranty insurance policy purchased in connection with the AMTROL acquisition. Management selected Willis Towers Watson as broker after reviewing a number of competing proposals. The Compensation Committee has conducted an assessment, which included the consideration of the six factors specified in the NYSE Corporate Governance Standards and SEC Rule 10C-1(b)(4), to evaluate whether the services performed by Willis Towers Watson raise a conflict of interest or compromise the independence of Willis Towers Watson. Based upon this assessment, the Compensation Committee determined that Willis Towers Watson qualifies as an independent compensation consultant and its work does not raise any conflict of interest.

While the Compensation Committee retains Willis Towers Watson, in carrying out assignments for the Compensation Committee, Willis Towers Watson may interact with the Company’s management including the Vice President-Human Resources, the Vice President-Administration, General Counsel and the Executive Vice President and Chief Financial Officer and their respective staffs in order to obtain information. In addition, Willis Towers Watson may, in its discretion, seek input and feedback from management regarding its work product prior to presentation to the Compensation Committee in order to confirm information is accurate or address certain issues.

The agendas for the Compensation Committee’s meetings are determined by the Compensation Committee’s Chair with assistance from the CEO, the Vice President-Human Resources and the Vice President-Administration, General Counsel. These individuals, with input from the Compensation Committee’s compensation consultant, make compensation recommendations for the NEOs and other executive officers. However, decisions regarding the compensation of the NEOs are made solely by the Compensation Committee.

After each regularly scheduled meeting, the Compensation Committee may meet in executive session. When meeting in executive session, the Compensation Committee may have a session with the CEO only, a session with the compensation consultant only, and a session with Compensation Committee members only. The Compensation Committee Chair reports on Compensation Committee actions to the full Board at the following Board meeting.

Stock Ownership Guidelines

In order to further emphasize the stake that the Company’s directors and senior executives have in fulfilling the goal of building and increasing shareholder value, and to deepen the resolve of executive leadership to fulfill that goal, the Company has established stock ownership guidelines for directors and senior executives.

Stock Ownership Guidelines
Covered Person(s)	Multiple of base salary or annual cash retainer, as applicable
Chief Executive Officer	5 times
Directors	5 times
Chief Financial Officer	3.5 times
Chief Operating Officer	3.5 times
Senior Vice Presidents and Business Unit Presidents	2.5 times
Other Senior Executives	1.25 times

For purposes of these guidelines, stock ownership includes common shares held directly or indirectly, common shares held in an executive’s 401(k) plan account(s) and theoretical common shares credited to the bookkeeping account of an executive or a director in one of the Company’s non-qualified deferred compensation plans. Each covered executive or director is expected to attain the target level of stock ownership within five years from the date he or she is appointed or elected to the position.

Under the stock ownership guidelines, once an executive or a director reaches the target ownership level, and so long as those common shares are retained and the individual remains subject to the same guideline level, there is no obligation to purchase additional common shares as a result of fluctuations in the price of the Company’s common shares.

All directors and executive officers have met their target ownership levels.

Anti-Hedging Policy

The Company prohibits directors, officers (including the NEOs) and other key employees of the Company from engaging in hedging transactions with respect to common shares of the Company.

Company Compensation Philosophy

A basic philosophy of the Company has long been that employees should have a meaningful portion of their total compensation tied to performance and that the Company should use incentives which are intended to drive and reward performance. In furtherance of this philosophy, there is broad-based participation among full-time, non-union employees of the Company in some form of incentive compensation program. These programs include cash profit sharing programs, which compute payouts based on a fixed percentage of profits, and annual incentive bonus programs that primarily tie bonuses to the operating results of the Company or the applicable business unit.

The Company has also made broad-based grants of equity awards periodically to a number of salaried employees below the executive level.

Executive Compensation Philosophy and Objectives

The Company’s objectives with respect to executive compensation are to attract and retain highly-qualified executives, to align the interests of management with the interests of shareholders and to provide incentives, based primarily on Company performance, for reaching established Company goals and objectives. To achieve these objectives, the Compensation Committee has determined that total compensation for executives will exhibit the following characteristics:

•	It will be competitive in the aggregate, using broad-based business comparators to gauge the competitive market;

•	It will be performance-oriented and highly-leveraged, with a substantial portion of the total compensation tied to performance, primarily that of the Company and/or that of the applicable business unit;
•	It will align the interests of management and the interests of shareholders; and
•	It will promote long-term careers at the Company.

The Company’s practice has long been that executive compensation be highly leveraged. The Company’s compensation program emphasizes performance-based compensation (pay-at-risk) that promotes the achievement of short-term and long-term Company objectives. The Company believes it is appropriate to provide a balance between incentives for short-term performance and incentives for long-term profitability of the Company. The Company’s executive compensation program, therefore, includes both an annual cash incentive bonus program and a long-term incentive compensation program. The Company also believes it is appropriate for long-term incentives to have a cash compensation component and an equity-based compensation component, which incentivize executives to drive Company performance and align their interests with those of the Company’s shareholders. The individual components of executive compensation are discussed below.

In fulfilling its responsibilities, the Compensation Committee annually reviews certain market compensation information with the assistance of its independent compensation consultant, Willis Towers Watson, who is directly engaged by the Compensation Committee to prepare the information. This includes information regarding compensation paid to officers with similar responsibilities from a broad-based group of more than 475 companies (the “comparator group”). A list of the entities in the comparator group is set forth on Appendix I to this Proxy Statement.

The comparator group is comprised predominantly of manufacturing companies, maintained in the executive compensation database of Willis Towers Watson at the time the study is conducted, with median revenues of $5.3 billion. Changes in the comparator group occur as companies begin or cease participation in the database, due to a sale, merger or acquisition of the companies included or for other reasons. The Compensation Committee neither selects nor specifically considers the individual companies which are in the comparator group. For comparison purposes, due to variances in the size of the companies in the comparator group, regression analysis, which is an objective analytical tool used to determine the relationship between data, is used to adjust data. The Compensation Committee believes that using this broad-based comparator group minimizes the effects of changes to the group due to changes in data base participation, lessens the impact a single entity can have on the overall data, provides more consistent results and better reflects the market in which the Company competes for executive talent.

During its review process, the Compensation Committee meets directly with its compensation consultant and reviews comparator group information with respect to base salaries, annual cash incentive bonuses and long-term incentive compensation programs. The Compensation Committee considers comparator group information provided by the compensation consultant as an important factor in determining the appropriate levels and mix of executive compensation.

In the past, the Compensation Committee had Willis Towers Watson prepare and review information on a more focused group of companies to assure that compensation information from this group was not significantly different than the information obtained from the broad-based comparator group discussed above. After reviewing this information, the Compensation Committee determined that the results of the two groups were not significantly different. The Compensation Committee continues to believe that the use of a broad-based comparator group provides more consistent information and is preferable for the reasons set forth above.

Base salaries of the NEOs and other executives generally fall below market median comparables developed from the comparator group, although the actual base salaries of the NEOs and other executives vary from individual to individual and from position to position due to factors such as time in the position, performance, experience, internal equity and other factors the Compensation Committee deems appropriate. Annual cash incentive bonus opportunities to be paid to the NEOs and other executives for achieving targeted levels of performance are generally above what the compensation consultant considers market median for annual bonuses because base salaries are intentionally set below market median comparables. In setting normal annual long-term incentive compensation opportunities of the NEOs and other executives, the Compensation Committee generally starts with the market median developed by the compensation consultant, and then makes adjustments the Compensation Committee deems appropriate.

While comparator group information is a factor considered in setting compensation, where a specific NEO’s or other executive’s annual cash incentive bonus and long-term incentive compensation fall relative to the market median developed from the comparator group will vary based upon internal equity and other factors listed in the preceding paragraph. Annual cash incentive bonuses and long-term incentive compensation actually paid may vary significantly depending on Company and/or business unit performance during the applicable year(s).

The Compensation Committee uses tally sheets as a tool to assist in its review of executive compensation. These tally sheets contain the components of the CEO’s and other NEOs’ current and historical compensation, including base salary, annual cash incentive bonuses and long-term incentive compensation. These tally sheets and other information provided to the Compensation Committee also show the estimated compensation that would be received by the CEO and other NEOs under certain scenarios, including in connection with a change in control of the Company.

While prior compensation or amounts realized or realizable from prior awards are given some consideration, the Compensation Committee believes that the current and future performance of the Company, its business units and the individual executive officers should be the most significant factors in setting the compensation for the Company’s executive officers.

The CEO’s performance is annually evaluated by the Compensation Committee and/or the full Board. The criteria considered include: overall Company performance; overall leadership; the CEO’s performance in light of, and his development and stewardship of, the Company’s philosophy and its current and long-term strategic plans, goals and objectives; development of an effective senior management team; appropriate positioning of the Company for future success; and effective communications with the Board and stakeholders. At the request of Mr. McConnell, his base salary and overall compensation have been well below market median levels. The Compensation Committee also evaluates the performance of the other NEOs when annually reviewing and setting executive compensation levels. The criteria considered for the other NEOs are similar to those for the CEO, adjusted to reflect each NEO’s position, with a focus on the applicable business unit for any NEO who is a business unit President.

Compensation Risk Analysis

The Company’s executive compensation programs are designed to be balanced, with a focus on both achieving consistent, solid year-over-year financial results and growing shareholder value over the long term. The highest amount of compensation can be attained under these programs, taken as a whole, through consistently strong performance over sustained periods of time. This provides strong incentives for achieving success over the long term and avoiding excessive risk-taking in the short term.

The Company has long believed that compensation incentives, based primarily upon Company earnings or similar performance measures, have played a vital role in the success of the Company. Making profit sharing, bonuses and/or other incentive payments broadly available to all levels of non-union employees has fostered an ownership mentality throughout the workforce which has resulted in long-term employment and a desire to drive consistent financial performance. The Company’s culture, aided by this ownership mentality, is focused on striving to continually improve performance and achieve long-term success without engaging in excessive risk-taking.

We do not believe that our compensation incentives encourage excessive risk-taking for the following reasons:

•	Base salaries are a sufficient component of total compensation, minimizing the need for excessive risk-taking.
•	The performance goals under the annual cash incentive bonus plan are based upon realistic earnings per share (“EPS”), business unit operating income (“EOI”) and economic value added (“EVA”) levels, reviewed and approved by the Compensation Committee, that the Compensation Committee believes can be attained without taking inappropriate risks or materially deviating from normal operations, expected continuous improvement or approved strategy.
•	The long-term cash performance awards and performance share awards are based upon performance over three-year periods which mitigates the taking of short-term risk.

•	In setting targets for annual cash incentive bonuses and long-term incentive compensation, restructuring charges and non-recurring items are eliminated and results are adjusted to eliminate inventory holding gains or losses (where appropriate for the Company or the business unit under consideration), which limit rewards for risky behavior outside the ordinary course of business.
•	Stock options generally contain a three-year incremental vesting schedule and provide rewards based on the long-term performance of our common shares.
•	Restricted common share awards generally have a cliff vesting period of three years and further link executive compensation to the long-term value of Worthington’s common shares.

The Company’s stock ownership guidelines and anti-hedging policy also drive stock ownership among executives, again aligning their interests with the interests of Worthington’s shareholders and the long-term growth in the value of the Company’s common shares. This is most evident in the shareholdings of CEO, John P. McConnell, who is by far the Company’s largest shareholder. His potential financial reward for long-term growth in the value of the Company’s common shares far outweighs any short-term compensation he may receive as a result of any excessive short-term risk-taking.

The Compensation Committee has granted special performance-based/time-vested restricted common share awards to select NEOs in recent years. These awards are viewed as particularly appropriate as they are earned by top management only when the Worthington common share price increases significantly and, thus, the Company’s shareholders are also significantly benefited. The target price was set at more than 44% above the then all-time high average closing price of the Company’s common shares for any consecutive thirty-day period prior to the applicable grant date. While these awards do require a significant increase in the price of Worthington’s common shares to vest, the Compensation Committee believes that the common share price targets for these awards are reasonable targets which can be met with steady consistent growth in the Company’s performance without the need for any undue risk-tasking. The time-based vesting and holding period requirements mitigate the incentive for risky behavior intended to drive only a short-term common share price increase, and instead encourage activity that would lead to steady increases in financial results and a common share price which can be maintained.

Cash Compensation Earned in Fiscal 2018 and Company Performance

Short-term cash compensation includes base salary and the annual cash incentive bonus paid to the Company’s executives, including the CEO and the other NEOs. Effective September 2017, base salaries for the NEOs increased 3%, with a slightly larger 5% increase being given to Mr. Gilmore. Consistent with the Company’s philosophy, base salaries in Fiscal 2018 were generally below market median levels for the comparator group. Fiscal 2018 was the second best earnings per share year in the Company’s history, and annual incentive bonuses for Fiscal 2018 were down approximately 4% from Fiscal 2017 when the record was set. For Fiscal 2018, Corporate, Steel Processing and Pressure Cylinders annual incentive bonuses were earned at 106%, 103% and 104% of target, respectively, after being paid at 115%, 130%, and 89% of target, respectively, for Fiscal 2017.

Long-term cash awards earned for the three-year period ended Fiscal 2018 were up slightly reflecting the solid year in 2018, which followed record results for both Fiscal 2017 and Fiscal 2016. The Company’s weaker performance in Fiscal 2015 negatively impacted the results for the three-year periods ended with Fiscal 2017 and Fiscal 2016. Despite the Company’s strong performance in all three fiscal years, long-term incentive payouts were below 100% of target levels. Long-term cash and equity payouts for the three-year period ended Fiscal 2018 were earned at 94% of target at Corporate, 47% at Steel Processing and 47% at Pressure Cylinders after being paid out at 92% of target at Corporate, 46% at Steel Processing and 46% at Pressure Cylinders for the three-year period ended Fiscal 2017.

The Compensation Committee believes the Company performed well in Fiscal 2018, posting the second best earnings per share in the Company’s history. This followed strong results in Fiscal 2017 and Fiscal 2016, when record earnings per share were reached. This year’s performance was led by the legacy industrial and retail products businesses in Pressure Cylinders. AMTROL also performed well since its acquisition in June 2017. Steel Processing was down somewhat due to lower tolling volume and lower margins, caused by unfavorable changes in product mix. Equity income from the joint ventures was down somewhat due to higher allocations of costs from WAVE’s partners and a weaker performance by ClarkDietrich, as margins were squeezed due to higher steel prices.

The direct relationship of annual incentive compensation earned by the Company’s NEOs to the Company’s performance has been exemplified by the amount of compensation earned by the NEOs not only in Fiscal 2018 but also in the prior ten years.

Fiscal Year	Performance	Annual Incentive Bonuses Earned
2009	Difficult year due to recession	No bonus payouts
2010	Performance improved and exceeded expected levels, aided by the Transformation and other actions taken by management in response to the depressed market conditions	Annual incentive bonuses earned
2011	Strong growth in earnings	Annual incentive bonuses were paid at close to maximum levels
2012	EPS continued to grow, but targets were higher	Annual incentive bonuses earned at 110% of target levels, but down 20% - 40% from Fiscal 2011 amounts
2013	Diluted EPS, as reported, rose 15% (21% excluding the effect of inventory holding gains or losses and restructuring charges), but targets were higher	Annual incentive bonuses for Corporate executives were down 15% - 30% from Fiscal 2012 amounts
2014	Both diluted EPS and adjusted EPS were up approximately 10%	Annual incentive bonuses for Corporate executives were up between 13% and 17% from the lower levels in Fiscal 2013
2015	Weaker performance caused largely by challenging conditions in certain key markets	Annual incentive bonuses of the NEOs were earned at 63% - 77% of target levels and were down on average 29% from Fiscal 2014
2016	Improved results, with then record EPS, despite continued challenges in certain markets	Annual incentive bonuses of the Corporate and Steel Processing NEOs were earned at approximately 100% of target levels and were up from Fiscal 2015
2017	Continued improved results, with record EPS despite continued challenges in certain markets	Annual incentive bonuses of executives were up again, with Corporate payouts reaching 115%, Steel Processing 130%, and Pressure Cylinders 89% of target levels
2018	Solid year, with the second best annual EPS results	Annual executive incentive bonuses were 106% of target levels at Corporate, 103% at Steel Processing and 104% at Pressure Cylinders

The relationship of incentive compensation earned to Company results is also reflected in payments which have been earned under the long-term performance cash and performance share awards.

Performance Period (Fiscal years)	Performance	Results
2007-2009	Performance impacted by recession	No long-term performance-based incentive compensation was paid
2008-2010	Performance impacted by recession	No long-term performance-based incentive compensation was paid
2009-2011	Strong performance in Fiscal 2011 could not overcome the drag early in the performance period caused by the recession	No long-term performance-based incentive compensation was paid
2010-2012	Strong performance in Fiscal 2011 and 2012	Long-term cash and long-term performance share incentive compensation was earned at somewhat above threshold levels (Corporate payout at 61% of target)
2011-2013	Continued improvement of results	Long-term cash and long-term performance share incentive compensation was earned between target and maximum levels
2012-2014	Continued improvement of results	Long-term cash and long-term performance share incentive compensation was earned between target and maximum levels
2013-2015	Weaker results in Fiscal 2015	Corporate and Steel Processing payouts fell below target levels, with payouts at 88% and 89% of target levels, respectively
2014-2016	Record Fiscal 2016, but Fiscal 2015 performance hurt results for the 3-year period	Corporate and Steel Processing payouts fell between target and threshold, paying out at 70% and 78%, respectively, of target levels, as performance targets were higher
2015-2017	Despite another record year in Fiscal 2017, the weak results in Fiscal 2015 kept payouts below target levels	Long-term cash and performance share incentive compensation was earned at 92% of target levels for Corporate executives, and 46% of target levels for Steel Processing and Pressure Cylinders executives
2016-2018	Solid year in Fiscal 2018 (second best annual EPS) following record years in Fiscal 2017 and Fiscal 2016	Long-term cash and performance share incentive compensation was earned at 94% of target levels for Corporate executives, and 47% of target levels for Steel Processing and Pressure Cylinders executives

The Company’s financial position continues to strengthen as the Company continued to generate a significant amount of cash both in Fiscal 2018 and Fiscal 2017. The Company was able to pay most of the purchase price for the AMTROL acquisition, approximately $291.9 million after closing adjustments, out of Company cash generated in Fiscal 2017. The Company’s capital structure is also in a sound position. On July 28, 2017, the Company completed a $200 million public offering for long-term senior notes maturing 2032. In addition, the Company has in place $250 million of senior notes maturing 2026, $150 million of senior notes due 2024, and $150 million of senior notes due 2020. The Company also extended the maturity of its $500 million revolving credit facility, to February 2023, which was undrawn as of May 31, 2018.

The Company has also been able to reward its shareholders by steadily increasing its quarterly dividend from $0.12 per share for Fiscal 2012, to $0.13 per share for Fiscal 2013, to $0.15 per share for Fiscal 2014, to $0.18 per share for Fiscal 2015, to $0.19 per share for Fiscal 2016, to $0.20 per share for Fiscal 2017, to $0.21 for Fiscal 2018 and to $0.23 for the first quarter of Fiscal 2019. The Company has also continued its stock buy-back program, repurchasing a total of 4,375,000 common shares during Fiscal 2018.

Say-on-Pay Consideration

At the Company’s 2017 Annual Meeting of Shareholders, the Company’s shareholders approved the executive compensation as disclosed in the proxy statement for that Annual Meeting, with close to 86% of the common shares represented by those shareholders present in person or represented by proxy at the 2017 Annual Meeting voting for approval. The vote for approval was in excess of 95%, excluding broker non-votes. The Compensation Committee evaluated the results of this strongly supportive advisory vote, together with the other factors and data discussed in this Compensation Discussion and Analysis, in determining executive compensation policies and making executive compensation decisions.

Compensation Components

Base Salaries

Base salaries for the NEOs and other executive officers are set to reflect the duties and responsibilities inherent in each position, individual levels of experience, performance, market compensation information, internal equity among positions in the Company, and the Compensation Committee’s judgment. The Compensation Committee annually reviews information regarding compensation paid by the comparator group to executive officers with similar responsibilities. It is the Compensation Committee’s intent, in general, to set base salaries below market median levels, with consideration given to the factors listed above, and have total annual cash compensation driven by bonuses.

In June 2018, the Compensation Committee approved a 3% increase in the base salaries of the NEOs, which will become effective August 26, 2018, as follows: John McConnell - $682,954; Andy Rose - $518,886; Mark Russell - $574,053; Geoff Gilmore - $519,120; and Virgil Winland - $387,198.

Annual Incentive Compensation

The NEOs and certain other key employees of the Company participate in the Company’s annual cash incentive bonus program under which annual bonus awards are tied to attainment of target results. These awards are generally tied to achieving specified levels (threshold, target and maximum) of corporate and/or business unit performance for the applicable 12-month performance period. The type of performance measured and the weighting of those measurements is shown below. Restructuring charges and non-recurring gains and losses are excluded from all calculations, and the impact of inventory holding gains or losses are factored out in calculating corporate EPS and Steel Processing business unit EOI.

•	For corporate executives, the goals are tied to corporate performance.
•	Payouts are generally tied to achieving specified levels (threshold, target and maximum) of corporate EVA and corporate EPS (adjusted as noted above), with each performance measure carrying a 50% weighting.
•	For business unit executives, the goals are tied to both corporate performance and the performance of their respective business units.
•	Payouts are generally tied to achieving specified levels (threshold, target and maximum) of adjusted corporate EPS, 20% weighting; business unit EOI (adjusted as noted above), 30% weighting; and business unit EVA, 50% weighting.

For performance falling between threshold and target or between target and maximum, the award is linearly prorated. If threshold levels are not reached for any performance measure, no bonus will be paid under that performance metric.

Annual incentive bonuses are paid within a reasonable time following the end of the performance period in cash, unless the Board specifically provides for a different form of payment. In the event of a change in control of the Company, followed by the actual or constructive termination of a participant’s employment during the relevant performance period, the annual incentive bonus award of the participant would be considered to be earned at the target level and payable as of the date of actual or constructive termination of employment.

Annual incentive bonuses for the NEOs for Fiscal 2018 were down from Fiscal 2017 by approximately 4% for Corporate executives. Fiscal 2018 results reached 106% of target levels for Corporate, 103% for Steel Processing and 104% for Pressure Cylinder executives.

Annual incentive bonuses earned by the NEOs for Fiscal 2018, Fiscal 2017 and Fiscal 2016, are shown in the “Fiscal 2018 Summary Compensation Table” beginning on page 50 of this Proxy Statement in the “Annual Incentive Bonus Award” column within “Non-Equity Incentive Plan Compensation”.

On June 26, 2018, the Compensation Committee granted annual incentive bonus awards to the NEOs for Fiscal 2019. These annual cash incentive bonus awards are shown in the “Annual Cash Incentive Bonus Awards Granted for Fiscal 2019” table beginning on page 59 of this Proxy Statement.

Long-Term Incentive Compensation

The Compensation Committee has implemented a long-term incentive compensation program for the NEOs and other executives, which consists of:

•	Stock option grants;
•	Long-term performance share awards based on achieving measurable financial results over a three-fiscal-year period;
•	Long-term cash performance awards based on achieving measurable financial results over a three- fiscal-year period; and
•	Restricted common share awards.

Long-term performance share awards, long-term cash performance awards, and restricted common share awards are made under the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan (the “1997 LTIP”). Stock options are generally granted out of one of the Company’s stock option plans or under the 1997 LTIP. All of these plans have been approved by the Company’s shareholders.

The Compensation Committee added awards of restricted common shares to the long-term incentive program beginning in Fiscal 2012, and somewhat reduced the size of the other long-term incentive awards. Beginning with awards for Fiscal 2014, the Compensation Committee increased the portion of long-term incentive awards made in the form of restricted common shares and correspondingly reduced the portion provided through stock options.

In setting the size of the overall normal long-term incentive compensation awards, the Compensation Committee generally begins by looking at market median values for the comparator group, and then making adjustments for the individual for items such as the executive officer’s time in the position, internal equity, performance and such other factors as the Compensation Committee deems appropriate. The percentage of the long-term compensation provided by each type of award (long-term cash performance awards, long-term performance share awards, stock options and restricted common shares) is determined by the Compensation Committee. The value given to stock options for purposes of these awards is determined by the Compensation Committee based on input from its compensation consultant taking into account the anticipated grant date fair value calculated under applicable accounting rules and the stock option values used for recent annual grants. The same is true for restricted common shares, the value of which is generally based on a recent market price of the common shares. Likewise, the value of the long-term performance share awards is generally based upon the number of common shares that can be earned at target, multiplied by a recent common share price. The value used for long-term cash performance awards is generally the amount that can be earned at target. The amount of each type of award granted to an executive officer is determined consistent with the above factors, with the specific amount determined by the Compensation Committee on a subjective basis combining all of the factors considered.

The Compensation Committee believes that using a blend of restricted common share awards, stock option awards, long-term performance share awards and long-term cash performance awards represents a particularly appropriate and balanced method of motivating and rewarding senior executives. Restricted common share awards and stock option awards align the interests of employee recipients with those of shareholders by providing value tied to appreciation in the Company’s common share price. Long-term cash performance awards motivate long-term results because their value is tied to sustained financial achievement over a multiple-year period. Long-term performance share awards blend both of these features because the number of performance shares received is tied to sustained financial achievement over a multiple-year period, and the value of those performance shares is tied to the price of the Company’s common shares. The Compensation Committee believes the combination of these forms of incentive compensation is superior to reliance upon only one form and is consistent with the Company’s compensation philosophy and objectives.

The Compensation Committee generally approves annual restricted common share awards, annual stock option grants and long-term performance share and long-term cash performance awards at its June meeting. The stock option grants and restricted common share awards are generally made effective following the meeting and after the Company has reported its earnings for the just-completed fiscal year. Long-term performance share awards and long-term cash performance awards have been based on performance over a three-year period beginning with the first day of the first fiscal year in that period. An explanation of the calculation of the compensation expense relative to the equity-based long-term incentive compensation is set forth in the section captioned “Equity-Based Long-Term Incentive Compensation Accounting” beginning on page 45 of this Proxy Statement.

Neither the Company nor the Compensation Committee has backdated stock option grants to provide for lower exercise prices, nor have they repriced or offered buy-outs of underwater stock options. Current plan provisions prohibit such repricing without shareholder consent.

Stock Options

Stock options are generally awarded annually to the NEOs and a select group of executive officers. In practice, the number of common shares covered by an option award generally depends upon the employee’s position and external market data.

As noted above, starting in Fiscal 2014, the Compensation Committee decreased the portion of long-term incentive awards made to the executive group in the form of stock options and increased the portion provided through awards of restricted common shares. The Compensation Committee also authorized grants of restricted common shares to a broader group of key employees, rather than providing stock options. The Compensation Committee made this change to restricted common shares in lieu of stock options based on a number of factors, including that restricted common share awards are less dilutive than stock options having the same grant date fair value and are generally better understood and appreciated by employees.

The following describes the Compensation Committee’s general practice in granting stock options, excluding grants tailored to meet specific circumstances.

Nearly all stock options granted to employees since June 1, 2011 have been non-qualified stock options which vest at a rate of 33% per year and fully vest at the end of three years. In the event an optionee’s employment terminates as a result of retirement, death or total disability, any unexercised stock options outstanding and exercisable on that date will remain exercisable by the optionee or, in the event of death, by the optionee’s beneficiary, until the earlier of either the fixed expiration date, as stated in the applicable stock option award agreement, or 36 months after the last day of employment due to retirement, death or total disability. Should termination occur for any reason other than retirement, death or disability, unexercised stock options are generally forfeited. In the event of a change in control of the Company (as defined in the respective stock option plans or award agreements), followed by an actual or constructive termination of employment, stock options then outstanding will become fully vested and exercisable. The Compensation Committee may allow an optionee to elect, during the 60-day period following a change in control, to surrender a stock option or a portion thereof in exchange for a cash payment equal to the excess of the change in control price per share over the exercise price per share.

Effective June 29, 2017, the Company made awards of non-qualified stock options to 31 employees to purchase an aggregate of 90,200 common shares, with an exercise price equal to $47.76, the fair market value of the common shares on the grant date. Of those stock options, an aggregate of 54,400 common shares were covered by stock options awarded to the current NEOs.

The stock option grants to the NEOs in Fiscal 2018 are detailed in the “Grants of Plan-Based Awards for Fiscal 2018” table on page 53 of this Proxy Statement. For purposes of the “Grants of Plan-Based Awards for Fiscal 2018” table, stock options are valued based on a grant date fair value and calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”). This value for stock options is also reported in the “Option Awards” column of the “Fiscal 2018 Summary Compensation Table” beginning on page 50 of this Proxy Statement.

Information on options granted, effective June 28, 2018, to NEOs for Fiscal 2019 is set forth in the section captioned “Long-Term Performance Awards, Option Awards and Restricted Common Share Awards Granted in Fiscal 2019”, beginning on page 60.

Long-Term Performance Awards – General

Since Fiscal 2006, the Company has awarded a select group of key executives, including the NEOs, long-term cash performance awards and long-term performance share awards which are earned based upon results over a prospective three-fiscal-year performance period.

These long-term performance awards are intended to reward executives for achieving pre-established financial goals over a three-year period. Restructuring charges and non-recurring items are excluded from all calculations and corporate EPS and Steel Processing business unit EOI results are adjusted for inventory holding gains or losses.

•	For Corporate executives, the goals are tied to corporate performance.
•	Payouts are generally tied to achieving specified levels (threshold, target and maximum) of cumulative corporate EVA and growth in corporate EPS (adjusted as noted above) over the performance period, with each performance measure carrying a 50% weighting.
•	For business unit executives, the goals are tied to both corporate performance and the performance of their respective business units.
•	Cumulative corporate EVA and adjusted corporate EPS growth measures together carry a 50% weighting, and business unit EOI targets (adjusted as noted above) are weighted 50%.

If the performance level falls between threshold and target or between target and maximum, the award is linearly prorated. Payouts, if any, would generally be made in the quarter following the end of the applicable performance period. Calculation of Company results and attainment of performance measures are made solely by the Compensation Committee based upon the Company’s consolidated financial statements.

The Compensation Committee determines the appropriate changes and adjustments and may make adjustments for other unusual or non-recurring events, including, without limitation, changes in tax and accounting rules and regulations, extraordinary gains and losses, mergers and acquisitions, and purchases or sales of substantial assets, provided that, if Section 162(m) of the Internal Revenue Code would be applicable to the payout of the award, any such change or adjustment, if not provided for when the targets are set, must be permissible under Section 162(m).

These performance measurements have been chosen because the Compensation Committee believes that:

•	The corporate EPS growth metric strongly correlates with the Company’s growth in equity value;
•	EOI at a business unit ties directly into Company EPS growth; and
•	The cumulative corporate EVA target, which is driven by net operating profit in excess of the cost of capital employed, keeps management focused on the most effective use of existing assets and pursuing only those growth opportunities which provide returns in excess of the cost of capital.

The Company has used these, or similar performance measures, since long-term cash performance awards were first granted for the performance period ended May 31, 1998.

The Compensation Committee periodically considers whether to change the performance measures used under the incentive awards and reviews the types of measures used by other companies and other relevant information provided by its compensation consultant. The Compensation Committee has determined to continue to use the performance measures set forth above, for the reasons discussed.

Payouts have been made based on the achievement of corporate and business unit three-year performance targets in each of the last seven years. No payments of these awards for corporate performance were made in the three-year periods ended Fiscal 2009, Fiscal 2010 or Fiscal 2011, as targets for those three-year periods were set prior to the recession which adversely affected results in those three-year periods.

The Company posted solid results in Fiscal 2018, following record results in Fiscal 2017 and in Fiscal 2016. Still, payouts made to the executive officers with respect to both long-term cash and long-term performance share awards fell below 100% of target for the three-year period ended with Fiscal 2018. Awards were paid at 94% of target levels for Corporate executives, 47% for Steel Processing executives and 47% for Pressure Cylinders executives.

Long-Term Cash Performance Awards

Long-term cash performance awards have been part of the long-term performance awards granted to key members of management since they were first awarded in 1998. They are intended to reward executives for achieving pre-established financial goals over a three-fiscal-year period. These long-term cash performance awards may be paid in cash, common shares or any combination thereof, as determined by the Compensation Committee at the time of payment. To date, earned long-term cash performance awards have been paid in cash. If the performance criteria are met, payouts are generally made in the quarter following the end of the performance period. Nothing is paid under the long-term cash performance awards if none of the three-year financial thresholds are met.

Treatment of awards on a change in control or a termination of employment, including termination due to death, disability or retirement, is discussed below in the section captioned “Long-Term Performance Awards – Impact of Termination/Change in Control”. The performance measures for the long-term cash performance awards are discussed above in the section captioned “Long-Term Performance Awards – General”.

Long-term cash performance awards earned for the three-year performance period ended May 31, 2018 are described above in the section captioned “Long-Term Performance Awards – General”. The amount of the awards earned by the NEOs for this period is shown in the “Fiscal 2018 Summary Compensation Table” beginning on page 50 of the Proxy Statement under the “3-year Cash Performance Award” column within “Non-Equity Incentive Plan Compensation”. The long-term cash performance awards earned were paid in cash.

Long-term cash performance awards granted in Fiscal 2018 for the three-year performance period ending May 31, 2020 are reported in the “Grants of Plan-Based Awards for Fiscal 2018” table on page 53 of this Proxy Statement.

Information on long-term cash performance awards granted in Fiscal 2019 for the three-year performance period ending May 31, 2021 is shown in the “Long-Term Performance Awards, Option Awards and Restricted Common Share Awards Granted in Fiscal 2019” table beginning on page 60 of this Proxy Statement.

Long-Term Performance Share Awards

Performance share awards have constituted a portion of the long-term performance awards granted to key members of management since June 2006. They are intended to reward executives for both achieving pre-established financial goals over the three-fiscal-year period and increasing the common share price. The long-term performance share awards are paid in common shares and the value is determined not only by the number of common shares earned, but also by the value of the common shares at the time the awards are earned and the common shares are paid out. If the performance criteria are met, payouts are generally made in the quarter following the end of the performance period. Nothing is paid under the performance share awards if none of the three-year financial threshold measures are met.

Treatment of awards on a change in control or a termination of employment, including termination due to death, disability or retirement, is discussed below in the section captioned “Long-Term Performance Awards – Impact of Termination/Change in Control”. The performance measures for the long-term performance share awards are discussed above in the section captioned “Long-Term Performance Awards – General”.

Long-term performance share awards earned for the three-year performance period ended May 31, 2018, are described above in the section captioned “Long-Term Performance Awards – General”. The long-term performance share awards earned were paid in common shares.

Long-term performance share awards granted in Fiscal 2018 for the three-year performance period ending May 31, 2020 are reported in the “Grants of Plan-Based Awards for Fiscal 2018” table on page 53 of this Proxy Statement. An explanation of the calculation of the compensation expense relative to those awards is set forth in the section captioned “Equity-Based Long-Term Incentive Compensation Accounting” beginning on page 45 of this Proxy Statement. If the performance criteria are met, the performance shares earned would generally be issued in the quarter following the end of the performance period.

Information on long-term performance share awards granted in Fiscal 2019 for the three-year performance period ending May 31, 2021 is shown in the “Long-Term Performance Awards, Option Awards and Restricted Common Share Awards Granted in Fiscal 2019” table beginning on page 60 of this Proxy Statement.

Long-Term Performance Awards – Impact of Termination/Change in Control

In general, termination of employment results in termination of long-term cash performance awards and long-term performance share awards. However, if termination is due to death, disability or retirement, a pro rata payout will be made for performance periods ending 24 months or less after termination of employment based on the number of months of employment completed by the participant during the performance period before the effective date of termination, provided that the applicable performance goals are achieved. No payout will be made for performance periods ending more than 24 months after termination of employment. Unless the Compensation Committee specifically provides otherwise at the time of grant, in the event of a change in control of the Company followed by an actual or constructive termination of employment, all long-term cash performance awards and long-term performance share awards would be considered to be earned and payable in full at the maximum level, and immediately settled or distributed.

Annual Restricted Common Share Awards to Executives

Effective June 29, 2017, the Compensation Committee granted annual restricted common share awards to 35 employees covering an aggregate of 96,100 restricted common shares, which will cliff vest on the third anniversary of the grant date. Of those awards, an aggregate of 49,800 restricted common shares were awarded to the NEOs. In addition, the Compensation Committee granted a special 25,000 restricted common share award to Mr. Gilmore, which will cliff vest on the fourth anniversary of the grant date. Restricted common share awards are intended to reward and incent executives by directly aligning the interests of management with the interests of shareholders. The vesting provision of the restricted common shares also serves as a management retention incentive. For further details with respect to the restricted common share awards granted to the NEOs effective June 29, 2017, see the “Stock Awards” column of the “Fiscal 2018 Summary Compensation Table” beginning on page 50 of this Proxy Statement.

Restricted common share awards to the NEOs in Fiscal 2018 are detailed in the “Grants of Plan-Based Awards for Fiscal 2018” table on page 53 of this Proxy Statement. For purposes of the “Grants of Plan-Based Awards for Fiscal 2018” table, restricted stock awards are valued based on grant date fair value and calculated in accordance with ASC 718. This value for restricted stock awards is also reported in the “Stock Awards” column of the “Fiscal 2018 Summary Compensation Table” beginning on page 50 of this Proxy Statement.

For further details with respect to the restricted common share awards granted to the NEOs effective June 28, 2018, see the “Long-Term Performance Awards, Option Awards and Restricted Common Share Awards Granted in Fiscal 2019” table beginning on page 60 of this Proxy Statement.

Other Restricted Common Share Awards

It has been the practice of the Company to award restricted common shares to a broader group of employees every two or three years, and to grant restricted common shares at other times to select employees such as when their employment began or they received a promotion. Such awards provide employees with the opportunity to participate in increases in shareholder value as a result of common share price appreciation, and further the Company’s objective of aligning the interests of management with the interests of shareholders.

Between July 24, 2017 and May 22, 2018, the Company made awards to 70 employees covering an aggregate of 31,650 restricted common shares, which will cliff vest on the third anniversary of the grant date. None of these awards were made to an NEO.

Special Performance-Based/Time-Vested Restricted Common Share Award

The Compensation Committee has at times granted special “one-off” performance-based/time-vested restricted common share awards to select NEOs in recent years, with vesting tied to the price of the Company’s common shares attaining certain levels. These awards are viewed as particularly appropriate as they are earned by top management only when the Worthington common share price increases significantly and, thus, the Company’s shareholders are also significantly benefited. The target price was set at more than 44% above the then all-time high average closing price of the Company’s common shares for any consecutive thirty-day period prior to the applicable grant date. While these awards do require a significant increase in the price of Worthington’s common shares to vest, the Compensation Committee believes that the common share price targets for these awards are reasonable targets which can be met with steady consistent growth in the Company’s performance without the need for any undue risk-tasking. The time-based vesting and holding period requirements mitigate the incentive for risky behavior intended to drive only a short-term common share price increase, and instead encourage activity that would lead to steady increases in financial results and a common share price which can be maintained.

Clawback Policy

The Company does not have a specific clawback policy. If the Company is required to restate its earnings as a result of material non-compliance with a financial reporting requirement due to misconduct, under Section 304 of the Sarbanes-Oxley Act of 2002 (“SOX”), the CEO and the CFO would be required to reimburse the Company for any bonus or other incentive-based or equity-based compensation received by them from the Company during the 12-month period following the first filing with the SEC of the financial document that embodied the financial reporting requirement, and any profits realized from the sale of common shares of the Company during that 12-month period, to the extent required by SOX.

On July 1, 2015, the SEC issued proposed rules relating to clawback policies. Once the proposed SEC rules have been adopted and NYSE has, in turn, adopted new listing standards addressing the clawback policy requirements, the Company will adopt a clawback policy which satisfies the final rules.

Equity-Based Long-Term Incentive Compensation Accounting

The accounting treatment for equity-based long-term incentive compensation is governed by ASC 718. Options are valued using the Black-Scholes pricing model based upon the grant date closing price per common share underlying the option award, the expected life of the option, the risk-free interest rate, the dividend yield, and the expected volatility. Further information concerning the valuation of options and the assumptions used in that valuation is contained in “Note A – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note J – Stock-Based Compensation” of the Notes to Consolidated Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the Company’s Annual Report on Form 10-K for Fiscal 2018 filed on July 30, 2018 (the “2018 Form 10-K”).

Long-term performance share awards payable in common shares are initially valued using the grant date closing price per common share based on the target award, and compensation expense is recorded prospectively over the performance period on a straight-line basis. This amount is then adjusted on a quarterly basis based upon an estimate of the performance level anticipated to be achieved for the performance period in light of actual and forecasted results.

Long-term cash performance awards are initially valued at the target level, and compensation expense is recorded prospectively over the performance period on a straight-line basis. This amount is then adjusted on a quarterly basis based on an estimate of the performance level anticipated to be achieved for the performance period in light of actual and forecasted results.

Restricted common shares are valued at fair value as of the date of grant and the calculated compensation expense is recognized on a straight-line basis over their respective vesting periods. For restricted common shares with only time-based vesting, fair value is generally equal to the closing price of the common shares at the respective grant date. If the vesting is subject to other conditions, such as the special performance-based/time-vested restricted common share award, the value is generally calculated under a Monte Carlo simulation model. Further information concerning the valuation of restricted common shares and the assumptions used in that valuation is contained in “Note A – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note J – Stock-Based Compensation” of the Notes to Consolidated Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the Company’s 2018 Form 10-K.

Deferred Profit Sharing Plan

The NEOs participate in the Worthington Industries, Inc. Deferred Profit Sharing Plan (the “DPSP”), together with most other full-time, non-union employees of the Company. The DPSP is a 401(k) plan and is the Company’s primary retirement plan. Contributions made by the Company to participants’ accounts under the DPSP are generally based on 3% of eligible compensation which includes base salary, profit sharing, bonus and annual cash incentive bonus payments, overtime and commissions, up to the maximum limit set by the Internal Revenue Service (“IRS”) from year to year ($275,000 for calendar 2018). In addition, the NEOs and other participants in the DPSP may elect to make voluntary contributions up to prescribed IRS limits. These voluntary contributions are generally matched by Company contributions of 50% of the first 4% of eligible compensation contributed by the participant. Distributions under the DPSP are generally deferred until retirement, death or total and permanent disability.

Non-Qualified Deferred Compensation

The NEOs and other highly-compensated employees are eligible to participate in the Worthington Industries, Inc. Amended and Restated 2005 Non-Qualified Deferred Compensation Plan (as amended, the “2005 NQ Plan”). The 2005 NQ Plan is a voluntary, non-tax qualified, unfunded deferred compensation plan available only to select highly-compensated employees for the purpose of providing deferred compensation, and thus potential tax benefits, to these employees.

Under the 2005 NQ Plan, executive officers of the Company may defer the payment of up to 50% of their base salary and up to 100% of their bonus and/or annual cash incentive bonus awards. Amounts deferred are credited to the participants’ bookkeeping accounts under the 2005 NQ Plan at the time the base salary and/or bonus/annual cash incentive bonus awards would have otherwise been paid. In addition, the Company may make discretionary employer contributions to the participants’ bookkeeping accounts in the 2005 NQ Plan. In recent years, the Company has made employer contributions in order to provide the same percentage of retirement-related deferred compensation to executive officers compared to other employees that would have been made but for the IRS limits on annual compensation that may be considered under the DPSP. For the 2018, 2017 and 2016 calendar years, the Company made contributions to the 2005 NQ Plan for participants equal to (i) 3% of an executive’s annual compensation (base salary plus bonus/annual cash incentive bonus award) in excess of the IRS maximum; and (ii) a matching contribution of 50% of the first 4% of annual compensation contributed by the executive to the DPSP to the extent not matched by the Company under the DPSP. Participants in the 2005 NQ Plan may elect to have their bookkeeping accounts treated as invested (a) with a rate of return reflecting: (i) the returns on those investment options available under the DPSP; or (ii) a fixed interest rate set annually by the Compensation Committee (2.06% for Fiscal 2018), or (b) in theoretical common shares reflecting increases or decreases in the fair market value of the Company’s common shares with dividends deemed reinvested. Any portion of a participant’s bookkeeping account credited to theoretical common shares must remain credited to theoretical common shares until distributed. Otherwise, participants in the 2005 NQ Plan may change the investment options for their bookkeeping accounts as of the time permitted under the DPSP for the same or a similar investment option.

Employees’ bookkeeping accounts in the 2005 NQ Plan are fully vested. Payouts of amounts credited to theoretical common shares are made in whole common shares and cash in lieu of fractional shares. Payouts of amounts credited to all other investment options are made in cash. Payments will be made as of a specified date selected by the participant or, subject to the timing requirements of Section 409A of the Internal Revenue Code, when the participant is no longer employed by the Company. Payments are made either in a lump sum or in installment payments, all as chosen by the participant at the time the deferral is elected. The Compensation Committee may permit hardship withdrawals from a participant’s account under defined guidelines.

Contributions or deferrals for the period before January 1, 2005, are maintained under the Worthington Industries, Inc. Non-Qualified Deferred Compensation Plan, effective March 1, 2000 (as amended, the “2000 NQ Plan”). Contributions and deferrals for periods on or after January 1, 2005 are maintained under the 2005 NQ Plan, which was adopted to replace the 2000 NQ Plan in order to comply with the provisions of the then newly-adopted Section 409A of the Internal Revenue Code applicable to non-qualified deferred compensation plans. Among other things, the provisions of Section 409A generally are more restrictive with respect to the timing of deferral elections and the ability of participants to change the time and manner in which accounts will be paid. The 2005 NQ Plan and the 2000 NQ Plan are collectively referred to as the “Employee Deferral Plans”.

Perquisites

The Company makes club memberships available to NEOs and certain other executives because it believes that such memberships can be useful for business entertainment purposes. In 2007, the Company elected to no longer provide executives with leased Company vehicles and generally eliminated leased Company vehicles for all employees unless a substantial portion of their business time involves travel, as is the case with those individuals in outside sales.

For security reasons, the NEOs occasionally use Company airplanes for personal travel. In such cases, the NEOs who use Company airplanes for personal use are charged an amount equal to the SIFL rate set forth in the regulations promulgated by the United States Department of the Treasury (“Treasury Regulations”), which is generally less than the Company’s incremental costs.

Other Company Benefits

The Company provides employees, including the NEOs, with a variety of other employee welfare benefits including medical benefits, disability benefits, life insurance, and accidental death and dismemberment insurance, which are generally provided to employees on a Company-wide basis.

Change in Control

The Company has no formal employment contracts or other stand-alone change in control provisions relative to the NEOs or other top executives. It does have certain change in control provisions in its various compensation plans, as described below.

The Company’s stock option plans generally provide that, unless the Board or the Compensation Committee provides otherwise, upon a change in control of the Company, all stock options then outstanding will become fully vested and exercisable as of the date of the change in control, followed by an actual or constructive termination of employment. In addition, the Compensation Committee may allow the optionee to elect, during the 60-day period from and after the change in control, to surrender the stock options or a portion thereof in exchange for a cash payment equal to the excess of the change in control price per share over the exercise price per share.

For purposes of the Company’s stock option plans (the 1997 LTIP, the Amended and Restated 2003 Stock Option Plan (the “2003 Stock Option Plan”) and the 2010 Stock Option Plan), a change in control will be deemed to have occurred when any person, alone or together with its affiliates or associates, has acquired or obtained the right to acquire the beneficial ownership of 25% or more of the Company’s outstanding common shares, unless such person is: (a) the Company; (b) any employee benefit plan of the Company or a trustee of or fiduciary with respect to any such plan when acting in that capacity; or (c) any person who, on the date the applicable plan became effective, was an affiliate of the Company owning in excess of 10% of the Company’s outstanding common shares and the respective successors, executors, legal representatives, heirs and legal assigns of such person (an “Acquiring Person Event”). In addition, in the case of stock options granted under the 2003 Stock Option Plan and the 2010 Stock Option Plan, a change in control will also be deemed to have occurred if there is a change in the composition of the Board with the effect that a majority of the directors are not “continuing directors” (as defined in each plan).

If a change in control followed by an actual or constructive termination of employment had occurred as of May 31, 2018, the value of the unvested stock options which would have vested upon the change in control (based upon (a) the difference, if any, between (i) the closing market price of the Company’s common shares on May 31, 2018 ($47.95), and (ii) the per share exercise price of each such stock option, multiplied by (b) the number of common shares subject to the unvested portion of each such option), for each of the NEOs would have totaled:

NEO	Value of Unvested Options If Vesting Accelerated
John P. McConnell	$302,665
B. Andrew Rose	$149,527
Mark A. Russell	$149,527
Geoffrey G. Gilmore	$77,712
Virgil L. Winland	$44,005

Long-term cash performance awards and long-term performance share awards generally provide that, unless the Board or the Compensation Committee provides otherwise, upon a change in control of the Company followed by an actual or constructive termination of employment, all such awards would be considered earned and payable in full at the maximum amounts and would be immediately settled or distributed. For purposes of the 1997 LTIP (under which the long-term cash performance awards and long-term performance share awards have been granted), a change in control will be deemed to have occurred when there is an Acquiring Person Event as defined above.

If a change in control followed by an actual or constructive termination of employment had occurred as of May 31, 2018, the aggregate value of the long-term cash performance awards and the number of common shares underlying long-term performance share awards, which would have been distributed to each of the NEOs would have totaled:

NEO	Long-Term Cash Performance Awards	Long-Term Performance Share Awards
John P. McConnell	$6,000,000	94,000
B. Andrew Rose	$3,600,000	48,000
Mark A. Russell	$3,600,000	48,000
Geoffrey G. Gilmore	$1,960,000	29,466
Virgil L. Winland	$1,380,000	16,650

Each of the NEOs received time-vested restricted common share awards granted effective June 29, 2017, June 30, 2016, and June 26, 2015. All of these restricted common share awards provide that upon a change in control followed by an actual or constructive termination of employment, the restricted common shares will vest and the restrictions will lapse. If a change in control followed by an actual or constructive termination of employment had occurred as of May 31, 2018, the number of time-vested restricted common shares (and accrued dividends on those common shares) that would have vested and been distributable to each of the NEOs as of such date are set forth below. The closing price of the common shares on May 31, 2018, was $47.95.

NEO	# of Restricted Common Shares	Accrued Dividends
John P. McConnell	72,500	$119,335
B. Andrew Rose	38,000	$62,360
Mark A. Russell	38,000	$62,360
Geoffrey G. Gilmore	48,000	$52,725
Virgil L. Winland	12,100	$29,813

The 25,000 special performance-based/time-vested restricted common share award granted to Mr. Gilmore as of June 24, 2014 also provides that upon a change in control followed by an actual or constructive termination of employment, the restricted common shares will vest and the restrictions will lapse. If a change in control followed by an actual or constructive termination of employment had occurred as of May 31, 2018, the number of restricted common shares, and accrued dividends on those common shares, that would have vested and been distributable as of such date are set forth below. The closing price of the common shares on May 31, 2018, was $47.95

NEO	# of Restricted Common Shares	Accrued Dividends
Geoffrey G. Gilmore	25,000	$73,000

Annual cash incentive bonus awards provide that if during a performance period, (a) a change in control of the Company (as defined in the plan) occurs and (b) the participant’s employment with the Company terminates on or after the change in control, the participant’s award would be considered earned and payable as of the date of the participant’s actual or constructive termination of employment in the amount designated as target for such award and would be settled or distributed following the date of the participant’s actual or constructive termination of employment. The target amounts for annual cash incentive bonus awards granted to the NEOs for the 12-month performance period ended May 31, 2018, are shown in the “Grants of Plan-Based Awards for Fiscal 2018” table on page 53 of this Proxy Statement.

Under the Employee Deferral Plans, participants’ bookkeeping accounts will generally be paid out as of the date of the change in control. See the “Non-Qualified Deferred Compensation for Fiscal 2018” table on page 58 of this Proxy Statement for further information.

The Compensation Committee believes that these change in control provisions are appropriate and well within market norms, particularly because the Company has no formal employment contracts or other formal stand-alone change in control provisions relative to the NEOs or other executives.

Tax Deductibility

Section 162(m) of the Internal Revenue Code generally limits the deduction that the Company may take for certain remuneration paid in excess of $1,000,000 to any “covered employee” of the Company in any one taxable year. Before January 1, 2018, Section 162(m) of the Internal Revenue Code only applied to the Company’s CEO as well as the three other most highly compensated officers of the Company (not including the Company’s CFO). Beginning January 1, 2018, Section 162(m) of the Internal Revenue Code now also applies to the CFO and any person who has been the CEO, CFO, or one of the other three most highly compensated officers of the Company in any year beginning after December 31, 2016. Compensation which qualifies as “qualified performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code and the related Treasury Regulations was not taken into account in determining whether this $1,000,000 deduction limitation has been exceeded. Subject to certain grandfathering provisions, there will no longer be an exclusion for “qualified performance-based compensation”. Awards granted under the Company’s stock option plans generally qualified as “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code and restricted common shares with vesting tied to performance measures also generally qualified. The Compensation Committee tailored the long-term incentive compensation awards granted under the 1997 LTIP (except for restricted common share awards which do not have a performance-based vesting requirement) and the awards granted to executive officers under the Company’s annual cash incentive bonus program to qualify as incentive-based compensation. This qualification will not be relevant for awards granted after January 1, 2018.

The Compensation Committee intends to continue to examine the best method to pay incentive compensation to executive officers, which will include consideration of the changes to Section 162(m) of the Internal Revenue Code. In all cases, whether or not some portion of a covered employee’s compensation is tax deductible, the Compensation Committee will continue to carefully consider the net cost and value to the Company of its compensation policies.

Compensation Committee Report

The Compensation Committee has reviewed the Compensation Discussion and Analysis (the “CD&A”) contained in this Proxy Statement and discussed the CD&A with management. Based upon such review and discussion, the Compensation Committee recommended to the full Board, and the full Board approved, that the CD&A be included in this Proxy Statement and incorporated by reference into the 2018 Form 10-K.

The foregoing report is provided by the Compensation Committee of the Board.

Compensation Committee

John B. Blystone, Chair Kerrii B. Anderson Michael J. Endres Ozey K. Horton, Jr.

Fiscal 2018 Summary Compensation Table

The following table lists, for each of Fiscal 2018, Fiscal 2017 and Fiscal 2016, the compensation of the Company’s CEO, the Company’s CFO, and the Company’s three other most highly compensated executive officers serving at the end of Fiscal 2018 (collectively, the “NEOs”).

Fiscal 2018 Summary Compensation Table

						Non-Equity Incentive Plan Compensation
						Short-Term / Long-Term
Name and Principal Position During Fiscal 2018	Fiscal Year	Salary ($) (1)	Discretionary Bonuses $ (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Annual Incentive Bonus Award ($) (1)	3-year Cash Performance Award ($) (4)	All Other Compensation ($) (5)	Total ($)
John P. McConnell, Chairman of the Board and Chief Executive Officer	2018	661,008		1,471,080	329,780	970,766	935,000	60,608	4,428,241
	2017	646,226		1,625,400	307,400	1,015,127	923,000	67,465	4,584,618
	2016	648,702		1,530,000	334,250	893,772	697,500	48,248	4,152,472
B. Andrew Rose, Executive Vice President and Chief Financial Officer	2018	502,212		757,035	172,385	632,236	561,000	73,608	2,698,476
	2017	488,655		844,425	156,600	661,127	553,800	51,165	2,755,772
	2016	483,189		795,920	162,350	508,203	418,500	43,025	2,411,187
Mark A. Russell, President and Chief Operating Officer	2018	555,606		757,035	172,385	767,144	561,000	69,137	2,882,307
	2017	540,613		844,525	156,600	802,200	553,800	60,432	2,958,070
	2016	534,581		795,920	162,350	642,269	418,500	50,117	2,603,736
Geoffrey G. Gilmore, President, Worthington Cylinder Corporation (6)	2018	500,215		1,693,596	95,936	525,672	149,600	39,942	3,004,962
	2017	481,212	52,320	562,950	87,000	427,680	143,065	38,771	1,792,998
	2016	414,769	6,750	413,420	81,175	444,600	233,925	32,357	1,626,996
Virgil L. Winland, Senior Vice President, Manufacturing	2018	374,755		252,186	44,970	493,164	215,050	37,166	1,417,291
	2017	366,607		278,629	46,400	515,700	212,290	33,595	1,453,220
	2016	354,486	19,586	260,020	47,750	387,503	160,425	28,860	1,258,630
(1)	The amounts shown in these columns include that portion of salaries, discretionary bonuses and annual incentive bonus awards the NEOs elected to defer pursuant to the DPSP or the 2005 NQ Plan. Amounts deferred pursuant to the 2005 NQ Plan in Fiscal 2018 are separately shown in the “Non-Qualified Deferred Compensation for Fiscal 2018” table on page 46 of this Proxy Statement.
(2)	The amounts shown in this column include the aggregate grant date fair values of: (a) the performance share awards granted to the NEOs under the 1997 LTIP in Fiscal 2018, Fiscal 2017 and Fiscal 2016, for the three-fiscal-year period beginning with the first day of such fiscal year; and (b) the annual time-vested restricted common share awards granted to the NEOs in Fiscal 2018, Fiscal 2017 and Fiscal 2016; and

(c) for Mr. Gilmore, the special time-vested restricted common share award granted to him in Fiscal 2018. The following table shows separately the aggregate grant date fair values of the long-term performance share awards, the annual time-vested restricted common share awards and, for Mr. Gilmore, the special time-vested restricted common share award:

	Fiscal 2018	Fiscal 2017	Fiscal 2016
John P. McConnell: Long-term performance share award (a) Annual time-vested restricted common share award (b)	$515,880	$673,650	$602,400
	$955,200	$951,750	$927,600
B. Andrew Rose: Long-term performance share award (a) Annual time-vested restricted common share award (b)	$279,435	$336,825	$301,200
	$477,600	$507,600	$494,720
Mark A. Russell: Long-term performance share award (a) Annual time-vested restricted common share award (b)	$279,435	$336,825	$301,200
	$477,600	$507,600	$494,720
Geoffrey G. Gilmore: Long-term performance share award (a) Annual time-vested restricted common share award (b) Special time-vested restricted common share award (c)	$189,156	$224,500	$150,600
	$310,440	$338,400	$262,820
	$1,194,000
Virgil L. Winland: Long-term performance share award (a) Annual time-vested restricted common share award (b)	$94,578	$117,889	$105,420
	$157,608	$160,740	$154,600
(a)	The amounts for the long-term performance share awards are computed in accordance with ASC 718 as of the date the long-term performance share awards were granted. These grant date fair values were calculated based upon the “target” award and the closing price of the common shares on the date of the grant which was: $42.99 for the Fiscal 2018 awards; $44.91 for the Fiscal 2017 awards; and $30.12 for the Fiscal 2016 awards. The aggregate grant date fair values included for the long-term performance share awards would have been (i) double the amounts shown above for each fiscal year if the “maximum” award had been used instead of the “target” award and (ii) half of the amounts shown above for each fiscal year if the “threshold” award had been used. The performance measures associated with the long-term performance share awards are described in the section captioned “Compensation Discussion and Analysis – Compensation Components – Long-Term Performance Awards – General” beginning on page 42 of this Proxy Statement. The “Grants of Plan-Based Awards for Fiscal 2018” table on page 53 of this Proxy Statement provides information on the long-term performance share awards granted in Fiscal 2018.
(b)	The amounts for the annual time-vested restricted common share awards are computed in accordance with ASC 718 as of the date the awards were granted. These amounts were calculated by multiplying the number of restricted common shares granted by the closing price of the common shares on the date of the grant which for Fiscal 2018 was $47.76, for Fiscal 2017 was $42.30, and for Fiscal 2016 was $30.92. The annual time-vested restricted common share awards are described in the section captioned “Compensation Discussion and Analysis – Compensation Components – Annual Restricted Common Share Awards to Executives” beginning on page 44 of this Proxy Statement. The “Grants of Plan-Based Awards for Fiscal 2018” table on page 53 of this Proxy Statement provides information on the annual time-vested restricted common share awards granted in Fiscal 2018.
(c)	Mr. Gilmore received a one-time 25,000 restricted common share award effective June 29, 2017. The terms of the award are like those of the annual time-vested awards described in footnote (b) above, but these restricted common shares will cliff vest on the fourth anniversary of the grant date. The amount was calculated as described in footnote (b), with the $47.76 closing share price on the date of the grant.
(3)	The amounts shown in this column represent the aggregate grant date fair values of the option awards granted to the NEOs in Fiscal 2018 ($14.99 per share), in Fiscal 2017 ($11.60 per share), and in Fiscal

2016 ($9.55 per share), computed in accordance with ASC 718. The amounts shown in this column exclude the impact of estimated forfeitures, as required by applicable SEC Rules. See “Note A – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note J – Stock-Based Compensation” of the Notes to Consolidated Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the Company’s 2018 Form 10-K for the assumptions used and additional information regarding the options. The “Grants of Plan-Based Awards for Fiscal 2018” table on page 53 of this Proxy Statement provides further information on option awards granted in Fiscal 2018.

(4)	This column reflects the long-term cash performance awards earned by the NEOs for the three-year performance periods ended May 31, 2018 (for Fiscal 2018), ended May 31, 2017 (for Fiscal 2017), and ended May 31, 2016 (for Fiscal 2016).
(5)	The following table describes each component of the “All Other Compensation” column for each of Fiscal 2018, Fiscal 2017 and Fiscal 2016:

All Other Compensation Table

Name	Fiscal Year	Company Contributions to DPSP (the Company’s 401(k) Plan) ($) (a)	Company Contributions to 2005 NQ Plan ($) (b)	Group Term Life Insurance Premium Paid ($) (c)	Perquisites ($) (d)
John P. McConnell	2018	13,750	45,445	1,413	N/A
	2017	13,500	41,876	1,429	10,661
	2016	13,250	33,558	1,440	N/A
B. Andrew Rose	2018	13,810	44,237	1,413	14,148
	2017	13,453	36,283	1,429	N/A
	2016	13,250	28,335	1,440	N/A
Mark A. Russell	2018	13,809	53,915	1,413	N/A
	2017	13,452	45,552	1,429	N/A
	2016	13,250	35,427	1,440	N/A
Geoffrey G. Gilmore	2018	14,008	24,522	1,413	N/A
	2017	14,414	22,929	1,429	N/A
	2016	14,392	16,525	1,440	N/A
Virgil L. Winland	2018	13,732	22,021	1,413	N/A
	2017	13,475	18,691	1,429	N/A
	2016	13,468	13,951	1,440	N/A
(a)	Include Company contributions and matching Company contributions made under the DPSP which is described in the section captioned “Compensation Discussion and Analysis – Compensation Components – Deferred Profit Sharing Plan” beginning on page 46 of this Proxy Statement.
(b)	Include Company contributions and matching Company contributions made under the 2005 NQ Plan to the bookkeeping accounts of the NEOs. See the “Non-Qualified Deferred Compensation for Fiscal 2018” table on page 58 of this Proxy Statement for more information concerning the contributions made by the Company under the 2005 NQ Plan for Fiscal 2018.
(c)	The amounts in this column represent the dollar value of the group term life insurance premiums paid by the Company on behalf of the NEOs.
(d)	The column shows “N/A” when the aggregate value of the perquisites and other personal benefits received by the NEO for the applicable fiscal year was less than $10,000. Perquisites generally include dues and similar fees paid by the Company for club memberships used by the NEOs for both business and personal use. Such membership dues and similar fees amounted to $8,774 for Mr. Rose for Fiscal 2018. Perquisites also include the aggregate incremental cost of the personal use of Company aircraft, which amounted to $5,374 for Mr. Rose for Fiscal 2018, and $10,661 for Mr. McConnell for Fiscal 2017. The reported aggregate incremental cost of the personal use of Company aircraft is based on the direct costs associated with operating a flight, including fuel, landing fees, pilot and flight attendant fees, on-board catering and trip-related hangar costs and excluding the value of the disallowed corporate income tax deductions associated with the personal use of the aircraft. Since the Company aircraft is used primarily for business travel, the reported aggregate incremental cost excludes fixed costs which do not change based on usage, including depreciation and monthly management fees.

(6)	Effective June 1, 2016, Mr. Gilmore became President of Worthington Cylinder Corporation. He served as President of The Worthington Steel Company from August 2012 through May 31, 2016. The compensation reported for Mr. Gilmore relates to his service in the capacity as President of The Worthington Steel Company for Fiscal 2016.

Grants of Plan-Based Awards

The following table provides information about the equity and non-equity awards granted to the NEOs in Fiscal 2018:

Grants of Plan-Based Awards for Fiscal 2018

Name	Grant Date	Compen- sation Committee Approval Date		Estimated Future Payouts Under Non- Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards (5)			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Common Shares Underlying Options (6)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (# of Common Shares)	Target (# of Common Shares)	Maximum (# of Common Shares)
John P. McConnell	06/01/17	06/27/17	(1)	456,187	912,374	1,824,748
	06/01/17	06/27/17	(2)	500,000	1,000,000	2,000,000
	06/01/17	06/27/17					6,000	12,000	24,000				515,880
	06/29/17	06/27/17									22,000	47.76	329,780
	06/29/17		(3)							20,000			955,200
B. Andrew Rose	06/01/17	06/27/17	(1)	297,104	594,207	1,188,414
	06/01/17	06/27/17	(2)	300,000	600,000	1,200,000
	06/01/17	06/27/17					3,250	6,500	13,000				279,435
	06/29/17	06/27/17									11,500	47.76	172,385
	06/29/17		(3)							10,000			477,600
Mark A. Russell	06/01/17	06/27/17	(1)	360,500	721,000	1,442,000
	06/01/17	06/27/17	(2)	300,000	600,000	1,200,000
	06/01/17	06/27/17					3,250	6,500	13,000				279,435
	06/29/17	06/27/17									11,500	47.76	172,385
	06/29/17		(3)							10,000			477,600
Geoffrey G. Gilmore	06/01/17	06/27/17	(1)	252,000	504,000	1,008,000
	06/01/17	06/27/17	(2)	165,000	330,000	660,000
	06/01/17	06/27/17					2,200	4,400	8,800				189,156
	06/29/17	06/27/17									6,400	47.76	95,936
	06/29/17		(3)							6,500			310,440
	06/29/17		(4)							25,000			1,194,000
Virgil L. Winland	06/01/17	06/27/17	(1)	231,750	463,500	927,000
	06/01/17	06/27/17	(2)	115,000	230,000	460,000
	06/01/17	06/27/17					1,100	2,200	4,400				94,578
	06/29/17	06/27/17									3,000	47.76	44,970
	06/29/17		(3)							3,300			157,608
(1)	These rows show the potential payouts which could have been earned under annual cash incentive bonus awards granted under the Annual Incentive Plan for Executives, based on achievement of specified levels of performance for the twelve months ended May 31, 2018. The types of performance measured and the weighting of those measurements are described in the section captioned “Compensation Discussion and Analysis – Compensation Components — Annual Incentive Compensation” beginning on page 39 of this Proxy Statement. For Fiscal 2018, the NEOs earned the amounts shown in the “2018” rows of the “Annual Incentive Bonus Award” column of the “Fiscal 2018 Summary Compensation Table” beginning on page 50 of this Proxy Statement. Please also see the discussion in the section captioned “Compensation Discussion and Analysis – Cash Compensation Earned in Fiscal 2018 and Company Performance” beginning on page 36 of this Proxy Statement for more information about these awards.
(2)	These rows show the potential payouts under long-term cash performance awards granted to the NEOs under the 1997 LTIP for the three-fiscal-year performance period from June 1, 2017 to May 31, 2020. The types of performance measured and the weighting of those measurements are described in the section captioned “Compensation Discussion and Analysis – Compensation Components – Long-Term Performance Awards – General” beginning on page 42 of this Proxy Statement. For further information on the terms of the long-term cash performance awards, see the discussion in the sections captioned “Compensation Discussion and Analysis – Compensation Components – Long-Term Performance Awards – General”, “– Long-Term Cash Performance Awards”, and “– Long-Term Performance Awards – Impact of Termination/Change in Control” beginning on page 43, page 42, and page 44 respectively, of this Proxy Statement. For additional information about the effect of a change in control, also see the discussion in the section captioned “Compensation Discussion and Analysis – Change in Control” beginning on page 47.

(3)	These rows show the number of annual time-vested restricted common shares awarded effective June 29, 2017 under the 1997 LTIP. The restricted common shares granted to the NEOs are held in escrow by the Company and may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the restrictions thereon have lapsed. Each holder of a restricted common share award may exercise any voting rights associated with the restricted common shares during the restriction period. In addition, any dividends or distributions paid with respect to the common shares underlying the restricted common shares will be held by the Company in escrow during the restriction period and, at the end of the restriction period, will be distributed or forfeited in the same manner as the restricted common shares with respect to which they were paid.

These annual time-vested restricted common shares are generally forfeited in the event of termination of an NEO’s employment before vesting, except that (i) the restricted common shares will fully vest if the NEO dies or becomes disabled, (ii) a prorated portion of the restricted common shares will vest on retirement, and (iii) the Compensation Committee, in its discretion, may elect to vest all or a portion of the restricted common shares upon retirement. For information on the effect of a change in control, see the discussion in the section captioned “Compensation Discussion and Analysis – Change in Control” beginning on page 47 of this Proxy Statement.

The grant date fair value for the annual time-vested restricted common shares, computed in accordance with ASC 718, was calculated by multiplying the number of annual time-vested restricted common shares granted by the $47.76 closing price of the common shares on the grant date. See “Note A – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note J – Stock-Based Compensation” of the Notes to Consolidated Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the 2018 Form 10-K for additional information regarding the awards.

(4)	This row shows the 25,000 special time-vested restricted common shares awarded to Mr. Gilmore effective June 29, 2017 under the 1997 Plan. The terms of the award and the calculation of fair value are like those of the annual time-vested common shares described in footnote (3) above except that the shares cliff vest in four years instead of three years.
(5)	These columns show the potential payouts under long-term performance share awards granted to the NEOs under the 1997 LTIP for the three-fiscal-year performance period from June 1, 2017 to May 31, 2020. The types of performance measured and the weighting of those measurements are described in the section captioned “Compensation Discussion and Analysis – Compensation Components – Long-Term Performance Awards – General” beginning on page 41 of this Proxy Statement. For further information on the terms of the long-term performance share awards, including those applicable to a change in control, see the discussion in the sections captioned “Compensation Discussion and Analysis – Change in Control” beginning on page 47 of this Proxy Statement and “Compensation Discussion and Analysis – Compensation Components – Long-Term Performance Awards – General,” “– Long-Term Performance Share Awards” and “Long-Term Performance Awards – Impact of Termination/Change in Control” beginning on page 47, page 42, and page 44, respectively, of this Proxy Statement.

The grant date fair value for the long-term performance share awards, computed in accordance with ASC 718, was calculated based upon the “target” award and the $42.99 closing price of the common shares on the date of grant.

(6)	These options were granted as of June 29, 2017 under the 2010 Stock Option Plan with exercise prices equal to the fair market value of the underlying common shares on the date of grant. The options become exercisable in increments of 33% per year on each of the first through third anniversaries of their grant date. For further information on the terms of the options, see the discussion in the section captioned “Compensation Discussion and Analysis – Compensation Components – Stock Options” beginning on page 41 of this Proxy Statement. For information on the effect of a change in control, see the discussion in the section captioned “Compensation Discussion and Analysis – Change in Control” beginning on page 47 of this Proxy Statement.

The grant date fair value of the option awards was $14.99 per share, computed in accordance with ASC 718. Generally, the grant date fair value of the options is the aggregate amount the Company would include as a compensation expense in its consolidated financial statements over each award’s three-year vesting schedule. See “Note A – Summary of Significant Accounting Policies – Stock-Based

Compensation” and “Note J – Stock-Based Compensation” of the Notes to Consolidated Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the 2018 Form 10-K for the method (Black-Scholes) used in calculating the fair value of the option awards and additional information regarding the awards.

Outstanding Equity Awards at Fiscal 2018 Year-End

The following table summarizes the outstanding option awards, restricted common share awards and long-term performance share awards held by the NEOs as of May 31, 2018. For additional information about these equity awards, see the discussion in the sections captioned “Compensation Discussion and Analysis – Compensation Components – Long-Term Incentive Compensation”, “– Stock Options”, “– Long-Term Performance Awards – General”, “– Long-Term Performance Share Awards,” “ – Annual Restricted Common Share Awards to Executives” and “ – Special Performance-Based/Time-Vested Restricted Common Share Award” beginning on page 40, page 41, page 42, page 43, page 44, and page 45, respectively, of this Proxy Statement.

Outstanding Equity Awards at Fiscal 2018 Year-End

Option Awards (1)						Stock Awards
Name	No. of Common Shares Underlying Unexercised Options (#) Exercisable	No. of Common Shares Underlying Unexercised Options (#) Unexercisable		Option Exercise Price	Option Expiration Date	No. of Shares or Units of Stock that Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested (#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (4)	Equity Incentive Plan Awards: Performance Period Ending Date
John P. McConnell	150,000	0		$13.25	07/16/19
	135,000	0		$12.05	07/02/20
	80,000	0		$23.10	06/30/21
	80,000	0		$20.47	06/29/22
	17,000	0		$31.71	06/28/23
	17,000	0		$43.04	06/30/24
	23,332	11,668	(5)	$30.92	06/26/25
	8,833	17,667	(6)	$42.30	06/30/26
	0	22,000	(7)	$47.76	06/29/27
			(8)			30,000	1,438,500
			(9)			22,500	1,078,875
			(10)			20,000	959,000
								15,000	719,250	05/31/19
								12,000	575,400	05/31/20
B. Andrew Rose	30,000	0		$23.10	06/30/21
	50,000	0		$20.47	06/29/22
	9,000	0		$31.71	06/28/23
	9,000	0		$43.04	06/30/24
	11,334	5,666	(5)	$30.92	06/26/25
	4,500	9,000	(6)	$42.30	06/30/26
	0	11,500	(7)	$47.76	06/29/27
			(8)			16,000	767,200
			(9)			12,000	575,400
			(10)			10,000	479,500
								7,500	359,625	05/31/19
								6,500	311,675	05/31/20
Mark A. Russell	40,000	0		$13.25	07/16/19
	36,000	0		$12.05	07/02/20
	30,000	0		$23.10	06/30/21
	50,000	0		$20.47	06/29/22
	9,000	0		$31.71	06/28/23
	9,000	0		$43.04	06/30/24
	11,334	5,666	(5)	$30.92	06/26/25
	4,500	9,000	(6)	$42.30	06/30/26
	0	11,500	(7)	$47.76	06/29/27
			(8)			16,000	767,200
			(9)			12,000	575,400
			(10)			10,000	479,500
								7,500	359,625	05/31/19
								6,500	311,675	05/31/20
Geoffrey G. Gilmore	6,000	0		$31.71	06/28/23
	6,000	0		$43.04	06/30/24
	5,667	2,833	(5)	$30.92	06/26/25
	2,500	5,000	(6)	$42.30	06/30/26
	0	6,400	(7)	$47.76	06/29/27
			(8)			8,500	407,575
			(9)			8,000	383,600
			(11)			25,000	1,198,750
			(10)			6,500	311,675
			(12)			25,000	1,198,750
								5,000	239,750	05/31/19
								4,400	210,980	05/31/20
Virgil L. Winland	23,000	0		$12.05	07/02/20
	16,000	0		$23.10	06/30/21
	16,000	0		$20.47	06/29/22
	3,000	0		$31.71	06/28/23
	3,000	0		$43.04	06/30/24
	3,334	1,666	(5)	$30.92	06/26/25
	1,334	2,666	(6)	$42.30	06/30/26
	0	3,000	(7)	$47.76	06/27/17
			(8)			5,000	239,750
			(9)			3,800	182,210
			(10)			3,300	158,235
								2,625	125,869	05/31/19
								2,200	105,490	05/31/20
(1)	All options outstanding as of May 31, 2018 were granted under the 1997 LTIP, the 2003 Stock Option Plan, or the 2010 Stock Option Plan with exercise prices equal to the fair market value of the underlying common shares on the date of grant. All unvested options become exercisable in increments of 33% per year on each anniversary of their grant date for the first three anniversaries. See the discussion in the section captioned “Compensation Discussion and Analysis – Long-Term Incentive Compensation – Compensation Components – Stock Options” beginning on page 41 of this Proxy Statement.

(2)	See footnote (3) to the “Grants of Plan-Based Awards for Fiscal 2018” table beginning on page 53 of this Proxy Statement for detailed information on the annual time-vested restricted common share awards.
(3)	Each market value shown in this column is calculated by multiplying the number of restricted common shares by the $47.95 closing price of the Company’s common shares on May 31, 2018, the last business day of Fiscal 2018, without any discount for restrictions.
(4)	The amounts shown in this column assume that the long-term performance share awards granted for each of the three-fiscal-year periods ending May 31, 2019 and May 31, 2020 will be earned at the “target” amount based upon achieving those specified performance levels and multiplying such amount by the $47.95 closing price of the Company’s common shares on May 31, 2018. See the “Estimated Future Payouts Under Equity Incentive Plan Awards” columns of the “Grants of Plan-Based Awards for Fiscal 2018” table beginning on page 53 of this Proxy Statement for the threshold, target and maximum number of performance shares that may be received for the performance period ending May 31, 2020.
(5)	Unexercisable options vested on June 26, 2018.
(6)	Unexercisable options vested 50% on June 26, 2018 and will vest 50% on June 30, 2019.
(7)	Unexercisable options vested 33% on June 26, 2018 and will vest 33% on June 30, 2019 and 33% on June 29, 2020.
(8)	These time-vested restricted common share awards were granted effective June 26, 2015 under the 1997 LTIP and became fully vested on June 26, 2018. For the general terms of the restricted common shares, see footnote (20) to the “Beneficial Ownership” table beginning on page 13 of this Proxy Statement.
(9)	These time-vested restricted common share awards were granted effective June 30, 2016 under the 1997 LTIP. Subject to continued employment of the NEO, these restricted common shares will become fully vested on the third anniversary of the date of grant, subject to the terms of each restricted common share award. For the general terms of the restricted common shares see footnote (20) to the “Beneficial Ownership” table beginning on page 13 of this Proxy Statement.
(10)	These time-vested restricted common share awards were granted effective June 29, 2017 under the 1997 LTIP. Subject to continued employment of the NEO, these restricted common shares will become fully vested on the third anniversary of the date of grant, subject to the terms of each restricted common share award. For the general terms of the restricted common shares see footnote (20) to the “Beneficial Ownership” table beginning on page 13 of this Proxy Statement.
(11)	Effective June 24, 2014, Mr. Gilmore received a special performance-based/time-vested restricted common share award covering 25,000 common shares which will vest if both: (a) the closing price of the Company’s common shares equals or exceeds $60.00 per share for 30 consecutive days during the five-year period ending on June 24, 2019; and (b) Mr. Gilmore has continuously remained an employee of the Company through June 24, 2019. Further information on this award is set forth in the section captioned “Compensation Discussion and Analysis – Special Performance-Based/Time-Vested Restricted Common Share Award” beginning on page 45 of this Proxy Statement. For the general terms of the restricted common shares, see footnote (20) to the “Beneficial Ownership” table beginning on page 13 of this Proxy Statement.
(12)	This time-vested restricted common share award was granted effective June 29, 2017 under the 1997 LTIP and will become fully vested on June 29, 2021. For general terms of the restricted common shares, see footnote (20) to the “Beneficial Ownership” table beginning on page 13 of this Proxy Statement.

Option Exercises and Stock Vested

The following table sets forth information about (i) non-qualified stock options exercised by NEOs in Fiscal 2018; (ii) long-term performance share awards earned by NEOs for the three-year period ended May 31, 2018; and (iii) time-vested restricted common shares held by NEOs which vested in Fiscal 2018:

Option Exercises and Stock Vested During Fiscal 2018

	Option Awards		Stock Awards
Name	Number of Common Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Common Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
John P. McConnell	100,000	2,749,000	18,700	(1)	801,295	(1)
			30,000	(2)	1,419,300	(2)
B. Andrew Rose			9,350	(1)	400,648	(1)
			16,000	(2)	756,960	(2)
Mark A. Russell	30,000	824,700	9,350	(1)	400,648	(1)
			16,000	(2)	756,960	(2)
Geoffrey G. Gilmore	32,500	1,071,899	1,714	(1)	73,445	(1)
			623	(1)	26,696	(1)
			156	(1)	6,685	(1)
			8,500	(2)	402,135	(2)
Virgil L. Winland			3,273	(1)	140,248	(1)
			5,000	(2)	236,550	(2)
(1)	The number of common shares acquired on vesting relates to long-term performance share awards granted in June 2015 and represents the common shares earned with respect to the three-year period ended May 31, 2018. The value realized on vesting represents the number of common shares earned multiplied by the closing market price of the common shares on July 2, 2018 ($42.85 per share). The number of common shares actually received by the NEOs was reduced in each case by the withholding of common shares to pay income taxes associated with the value realized upon vesting, with the net number of common shares received by each of the NEOs as follows: Mr. McConnell – 9,752; Mr. Rose – 4,969; Mr. Russell – 4,969; Mr. Gilmore – 1,323; and Mr. Winland – 2,206.
(2)	The number of common shares acquired on vesting relates to restricted common share awards granted on June 26, 2015 which vested on June 26, 2018. The value realized on vesting represents the number of common shares earned multiplied by the closing market price of the common shares on June 26, 2018 ($47.31 per common share). The number of common shares actually received by each NEO was reduced by the withholding of common shares to pay the income taxes associated with the value realized upon vesting, with the net number of common shares received by each of the NEOs as follows: Mr. McConnell – 15,645; Mr. Rose – 8,504; Mr. Russell – 8,504; Mr. Gilmore – 4,517; and Mr. Winland – 3,370.

Non-Qualified Deferred Compensation

The Company maintains two Employee Deferral Plans which provide for the deferral of compensation on a basis that is not tax-qualified – the 2000 NQ Plan and the 2005 NQ Plan. Contributions and deferrals for the period from March 1, 2000 through December 31, 2004 are maintained under the 2000 NQ Plan. Contributions and deferrals for periods on or after January 1, 2005 are maintained under the 2005 NQ Plan, which was adopted to replace the 2000 NQ Plan in order to comply with the provisions of Section 409A of the Internal Revenue Code. The terms of the 2005 NQ Plan, which are discussed below, are similar to those of the 2000 NQ Plan but are more restrictive with respect to the timing of deferral elections and the ability of participants to change the time and manner in which accounts will be paid. The Employee Deferral Plans are intended to supplement the 401(k) plans sponsored by the Company. For further information on the terms of the Employee Deferral Plans, see the discussion in the section captioned “Compensation Discussion and Analysis — Compensation Components — Non-Qualified Deferred Compensation” beginning on page 46 of this Proxy Statement.

Only select highly-compensated employees of the Company, including the NEOs, are eligible to participate in the Employee Deferral Plans. As of August 1, 2018, approximately 132 employees of the Company were eligible to participate in the 2005 NQ Plan and 17 employees of the Company had accounts in the 2000 NQ Plan.

Under the 2005 NQ Plan, participants may defer the payment of up to 50% of their base salary and up to 100% of their bonus and/or annual cash incentive bonus awards. Deferred amounts are credited to the participants’ bookkeeping accounts under the 2005 NQ Plan at the time the base salaries and/or bonus/annual cash incentive bonus awards would have otherwise been paid. In addition, the Company may make discretionary employer contributions to participants’ bookkeeping accounts in the 2005 NQ Plan. For the 2018, 2017 and 2016 calendar years, in order to provide the same percentage of retirement-related deferred compensation contributions to participants compared to other employees that would have been made but for the IRS limits on annual compensation that may be considered under tax-qualified plans, the Company made contributions to participants’ bookkeeping accounts under the 2005 NQ Plan equal to (i) 3% of a participant’s annual compensation (base salary plus bonus/annual cash incentive bonus award) in excess of the IRS maximum; and (ii) a matching contribution of 50% of the first 4% of annual compensation contributed by the participant to the DPSP to the extent not matched by the Company under the DPSP.

Participants in the 2005 NQ Plan may elect to have their bookkeeping accounts treated as invested (a) with a rate of return reflecting (i) a fixed interest rate which is set annually by the Compensation Committee (2.06% for Fiscal 2018); or (ii) the returns on those investment options available under the DPSP, or (b) in theoretical common shares reflecting increases or decreases in the value of the Company’s common shares with dividends deemed reinvested. Any portion of a participant’s bookkeeping account credited to theoretical common shares must remain credited to theoretical common shares until distributed. Otherwise, participants in the 2005 NQ Plan may change the investment options for their bookkeeping accounts as of the time permitted under the DPSP for the same or a similar investment option.

Bookkeeping accounts of employees are fully vested under the 2005 NQ Plan. Theoretical common shares are paid in whole common shares and cash in lieu of fractional shares and all other amounts are paid in cash. Payouts are made as of a specified date selected by the participant or, subject to the timing requirements of Section 409A of the Internal Revenue Code, when the participant is no longer employed by the Company. Payouts are made in a lump sum or in installment payments, as chosen by the participant at the time the deferral election is made. The Compensation Committee may permit hardship withdrawals from a participant’s bookkeeping account under the 2005 NQ Plan in accordance with defined guidelines. In the event of a defined change in control, the participants’ bookkeeping accounts under the 2005 NQ Plan will generally be paid out as of the date of the change in control.

The following table provides information concerning the participation by the NEOs in the Employee Deferral Plans for Fiscal 2018:

Non-Qualified Deferred Compensation for Fiscal 2018

Name	Name of Plan	Executive Contributions in Fiscal 2018 ($) (1)	Company Contributions in Fiscal 2018 ($) (2)	Aggregate Earnings in Fiscal 2018 ($) (3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at May 31, 2018 ($) (4)
John P. McConnell	2000 NQ Plan	0	0	7,066	0	347,701
	2005 NQ Plan	0	45,445	10,167	0	537,865
B. Andrew Rose	2000 NQ Plan	0	0	0	0	0
	2005 NQ Plan	66,113	44,237	110,994	0	1,575,824
Mark A. Russell	2000 NQ Plan	0	0	0	0	0
	2005 NQ Plan	456,396	53,915	1,544,216	0	11,476,884
Geoffrey G. Gilmore	2000 NQ Plan	0	0	0	0	0
	2005 NQ Plan	0	24,522	42,681	0	310,983
Virgil L. Winland	2000 NQ Plan	0	0	2,553	0	125,621
	2005 NQ Plan	0	22,021	4,596	0	244,372
(1)	The amounts in this column reflect contributions to the 2005 NQ Plan during Fiscal 2018 as a result of deferrals of base salary and/or bonus/annual cash incentive bonus awards which would otherwise have been paid to the NEOs. These amounts are also included in the “Salary”, “Discretionary Bonuses” or “Annual Incentive Bonus Award” columns, respectively, for Fiscal 2018 in the “Fiscal 2018 Summary Compensation Table” beginning on page 50 of this Proxy Statement.

(2)	These contributions are included in the “All Other Compensation” column in the “Fiscal 2018 Summary Compensation Table” beginning on page 50 of this Proxy Statement.
(3)	Since the earnings on compensation that has been deferred under the Employee Deferral Plans by the NEOs do not represent “above-market” earnings for purposes of the applicable SEC Rules, none of the amounts included in this column have been reported in the “Fiscal 2018 Summary Compensation Table” beginning on page 50 of this Proxy Statement.
(4)	The amounts included in the “Aggregate Balance at May 31, 2018” column represent contributions by the Company or the NEOs and credited to the respective NEOs’ bookkeeping accounts under the 2000 NQ Plan or the 2005 NQ Plan, and earnings on the amounts credited to those accounts. The total amount of the Company and NEO contributions to the Employee Deferral Plans, which are included in this column are as follows: (a) Mr. McConnell — $667,136; (b) Mr. Rose — $1,152,584; (c) Mr. Russell — $4,978,929; (d) Mr. Gilmore — $171,582; and (e) Mr. Winland— $280,677.

Annual Cash Incentive Bonus Awards Granted For Fiscal 2019

The following supplemental table sets forth the annual cash incentive bonus awards granted to the NEOs under the Annual Incentive Plan for Executives for Fiscal 2019 as of the date of this Proxy Statement:

Annual Cash Incentive Bonus Awards Granted for Fiscal 2019

	Annual Cash Incentive Bonus Awards for Twelve-Month Performance Period Ending May 31, 2019 (1)
Name	Threshold ($)	Target ($)	Maximum ($)
John P. McConnell	469,873	939,745	1,879,490
B. Andrew Rose	306,017	612,033	1,224,066
Mark A. Russell	371,315	742,630	1,485,260
Geoffrey G. Gilmore	259,560	519,120	1,038,240
Virgil L. Winland	238,703	477,405	954,810
(1)	Payouts which can be earned under these annual cash incentive bonus awards are generally tied to achieving specified levels (threshold, target and maximum) of corporate EVA and EPS for the twelve-month performance period with each performance measure carrying a 50% weighting. For Mr. Gilmore, a business unit executive, the corporate EPS measure carries a 20% weighting, the business unit EOI carries a 30% weighting, and the business unit EVA carries a 50% weighting. For all calculations, restructuring charges and non-recurring items are to be excluded and EPS and the Steel Processing business unit EOI results are to be adjusted to eliminate the impact of inventory holding gains and losses. If the performance level falls between threshold and target or between target and maximum, the award is linearly prorated. If threshold levels are not reached for any performance measure, no annual cash incentive bonus will be paid for that measure. Annual cash incentive bonus award payouts earned will be made within a reasonable time following the end of the performance period. In the event of a change in control of the Company (followed by actual or constructive termination of an NEO’s employment during the performance period), the annual cash incentive bonus award would be considered to be earned at “target” and payable as of the date of termination of employment.

Long-Term Performance Awards, Option Awards and Restricted Common Share Awards Granted in Fiscal 2019

The following supplemental table sets forth the long-term performance awards (consisting of long-term cash performance awards and long-term performance share awards) for the three-year period ending May 31, 2021, and the option awards and the restricted common share awards granted to the NEOs in Fiscal 2019 through the date of this Proxy Statement:

Long-Term Performance Awards, Option Awards and
Restricted Common Share Awards Granted in Fiscal 2019

Name	Long-Term Cash Performance Awards for Three-year Period Ending May 31, 2021 (1)			Long-Term Performance Share Awards for Three-year Period Ending May 31, 2021 (1)			Option Awards: Number of Common Shares Underlying Options (2)	Exercise or Base Price of Option Awards ($/Share) (2)	Restricted Common Share Awards
	Threshold ($)	Target ($)	Maximum ($)	Threshold (# of Common Shares)	Target (# of Common Shares)	Maximum (# of Common Shares)
John P. McConnell	500,000	1,000,000	2,000,000
				6,000	12,000	24,000
							22,000	42.91
									20,000	(3)
B. Andrew Rose	300,000	600,000	1,200,000
				3,250	6,500	13,000
							11,500	42.91
									10,000	(3)
Mark A. Russell	300,000	600,000	1,200,000
				3,250
					6,500	13,000
							11,500	42.91
									10,000	(3)
Geoffrey G. Gilmore	165,000	330,000	660,000
				2,200	4,400	8,800
							6,400	42.91
									6,500	(3)
Virgil L. Winland	115,000	230,000	460,000
				1,100	2,200	4,400
							3,000	42.91
									3,300	(3)
(1)	These columns show the potential payouts under the long-term cash performance awards and the long-term performance share awards granted to the NEOs under the 1997 LTIP for the three-fiscal-year performance period from June 1, 2018 to May 31, 2021. Payouts of long-term cash performance awards and long-term performance share awards for Corporate executives are tied to achieving specified levels (threshold, target and maximum) of cumulative corporate EVA for the three-fiscal-year performance period and EPS growth over that performance period, with each performance measure carrying a 50% weighting. For Mr. Gilmore, a business unit executive, the cumulative corporate EVA and EPS growth measures together carry a 50% weighting, and the business unit EOI targets are weighted 50%. In all calculations, restructuring charges and non-recurring items are to be excluded, and EPS and Steel Processing business unit EOI results are to be adjusted to eliminate the impact of inventory holding gains or losses. No awards are paid or distributed if none of the three-year threshold financial measures are met. If the performance levels fall between threshold and target or between target and maximum, the award is linearly prorated. For further information on the terms of the long-term cash performance awards and the long-term performance share awards, see the discussion in the sections captioned “Compensation Discussion and Analysis – Compensation Components – Long-Term Performance Awards – General”, “– Long-Term Performance Share Awards”, “– Long-Term Cash Performance Awards” and “– Long-Term Performance Awards – Impact of Termination/Change in Control” beginning on page 42, page 43, page 44 and page 44, respectively, of this Proxy Statement. For information on the effect of a change in control, also see the discussion in the section captioned “Compensation Discussion and Analysis – Change in Control” beginning on page 47 of this Proxy Statement.
(2)	Effective June 28, 2018, under the 2010 Stock Option Plan, the NEOs were granted non-qualified stock options with respect to the number of common shares shown, with an exercise price equal to $42.91, the fair market value of the underlying common shares on the date of grant. The options become exercisable over three years in increments of 33% per year on each anniversary of their grant date. For further information on the terms of the options, see the discussion in the section captioned “Compensation Discussion and Analysis – Compensation Components – Stock Options” beginning on page 41 of this Proxy Statement. For information on the effect of a change in control, see the discussion in the section captioned “Compensation Discussion and Analysis — Change in Control” beginning on page 47 of this Proxy Statement.

(3)	These annual time-vested restricted common share awards were granted effective June 28, 2018 under the 1997 LTIP. For further information on the terms of the annual restricted common share awards, see the discussion in the sections captioned “Compensation Discussion and Analysis — Long-Term Incentive Compensation — Annual Restricted Common Share Awards to Executives” and “Compensation Discussion and Analysis — Change in Control” beginning on page 44 and page 47, respectively, of this Proxy Statement.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of SEC Regulation S-K, we are providing the following information about the relationship of the median of the annual total compensation of our employees and the annual total compensation of John P. McConnell, our CEO:

For Fiscal 2018, our last completed fiscal year:

(1)	The annual total compensation of the employee identified at the median of our Company (other than our CEO), was $64,145 (comprised of a base salary of $36,480, plus overtime, estimated profit sharing and/or bonus payments, shift pay, employer contributions to the 401(k) plan and group term life insurance premiums).
(2)	The annual total compensation of the CEO for purposes of determining the CEO Pay Ratio was $4,428,241.

Based on this information, for Fiscal 2018, the ratio of the annual total compensation of Mr. McConnell, our CEO, to the median of the annual total compensation of all employees was estimated at 69 to 1.

In order to identify the median of the annual total compensation of all active employees of the Company and its consolidated joint ventures and subsidiaries as of May 31, 2018 (including any full-time, part-time, temporary or seasonal employees, but excluding our CEO), we used current base salary plus estimated profit sharing and/or bonus payments from our payroll records for Fiscal 2018. In making this determination, we annualized compensation for any full-time or part-time permanent employees who were employed on May 31, 2018 but did not work for us the entire year, and also estimated total compensation for such employees using profit sharing factors and bonus payout percentages applicable to the business unit and/or location. We did not make any full-time equivalent adjustments for part-time employees. We also applied a foreign currency exchange rate, based upon the U.S. Department of Treasury’s Treasury Reporting Rates of Exchange as of May 31, 2018, to all compensation elements paid in currencies other than U.S. dollars. We consistently applied this compensation measure and methodology to all of our employees included in the calculation.

After identifying our median employee, we determined the median employee’s annual total compensation in the same manner that we determine the total compensation of our named executive officers for purposes of the Fiscal 2018 Summary Compensation Table set forth on page 50 of this Proxy Statement. With respect to the annual total compensation of our CEO, we used the amount for Fiscal 2018 reported in the “Total” column of the Summary Compensation Table.

This information is being provided for compliance purposes. Neither the Compensation Committee nor management of the Company used the CEO pay ratio measure in making compensation decisions.

COMPENSATION OF DIRECTORS

The Compensation Committee annually reviews, with the assistance of Willis Towers Watson, certain market information provided by Willis Towers Watson concerning compensation (both cash and non-cash) paid to directors. Based upon such information, the Company’s past practices concerning directors’ compensation and such other information as the Compensation Committee deems appropriate, the Compensation Committee makes recommendations to the Board with respect to directors’ compensation. Following consideration of such recommendations, the compensation payable to the directors is set by the entire Board.

Compensation for Fiscal 2018

In Fiscal 2016, the Compensation Committee received information from Willis Towers Watson, including the amount of directors fees being paid by comparable companies, which showed that both the cash portion and the equity portion of the directors’ compensation was well below market levels. In light of the report from its compensation consultant, upon recommendation of the Compensation Committee, the Board increased the annual retainer for non-employee Board members to $85,000, eliminated per meeting fees and set annual retainers for the Lead Independent Director and the Committee Chairs. Based on the recommendation of the Compensation Committee, the Board left the cash retainers unchanged for Fiscal 2017 and in Fiscal 2018, the only changes to the cash retainers were to increase the retainer for the Compensation Committee Chair to $12,000 and for the Nominating and Governance Committee Chair to $10,000.

Although the compensation consultant had recommended an increase in the targeted value of equity grants for Fiscal 2016, the Compensation Committee recommended and the Board determined not to increase the targeted value of the equity grants in either Fiscal 2016 or Fiscal 2017.

At its June 2017 meeting, the Compensation Committee again received a report from Willis Towers Watson on directors’ compensation, including the amount of directors’ fees being paid by comparative companies, which showed that the equity portion of the Company’s director compensation fell even further below market median levels. Based on the recommendation from the compensation consultant, the Compensation Committee recommended and the Board approved, increasing the director’s annual equity grant to a targeted value of approximately $120,000, $180,000 for Mr. Blystone as the Lead Independent Director. Accordingly, each non-employee director received a restricted common share award covering 2,400 common shares (3,600 common shares for Mr. Blystone), as of September 27, 2017, the date of the 2017 Annual Meeting of Shareholders.

The cash retainer fees for non-employee directors are set forth in the following table:

Annual Retainer	$85,000
Lead Independent Director Supplemental Annual Retainer	$25,000
Audit Committee Chair Supplemental Annual Retainer	$15,000
Compensation Committee Chair Supplemental Annual Retainer	$12,000
Nominating and Governance Committee Chair Supplemental Annual Retainer	$10,000

Compensation for Fiscal 2019

At its June 2018 meeting, based upon the recommendation of the Compensation Committee, the Board determined to leave directors’ fees unchanged from Fiscal 2018. Accordingly, cash compensation will be paid pursuant to the above table.

Also, consistent with this decision, the Compensation Committee recommended leaving the directors’ annual equity grant unchanged. Based on this recommendation, the Board approved making an annual restricted common share award to each non-employee director having a targeted value of approximately $120,000 ($180,000 for Mr. Blystone), with the actual number of common shares granted to be determined based upon the price of the common shares at or shortly before the date of the 2018 Annual Meeting, with reasonable rounding.

Director Deferral Plans

The Company maintains two Director Deferral Plans which provide for deferral of directors’ fees on a basis that is not tax-qualified. The Worthington Industries, Inc. Deferred Compensation Plan for Directors, as Amended and Restated effective June 1, 2000 (as amended, the “Directors 2000 NQ Plan”) governs deferrals prior to January 1, 2005. Deferrals with respect to the period on or after January 1, 2005 are governed by the Worthington Industries, Inc. Amended and Restated 2005 Deferred Compensation Plan for Directors (Restatement effective as of December 2008) (as amended, the “Directors 2005 NQ Plan”) which was adopted in order to comply with the provisions of Section 409A of the Internal Revenue Code applicable to non-qualified deferred compensation plans. The terms of the Directors 2005 NQ Plan, which are discussed below are similar to those of the Directors 2000 NQ Plan, but are generally more restrictive with respect to the timing of deferral elections and the ability of participants to change the time and manner in which accounts will be paid.

Under the Directors 2005 NQ Plan, non-employee directors are able to defer payment of all or a portion of their cash annual retainers until a specified date or until they are no longer associated with the Company. Any cash retainers deferred are credited to each participating director’s bookkeeping account under the Directors 2005 NQ Plan at the time the cash retainers would have otherwise been paid. Participants in the Directors 2005 NQ Plan may elect to have their bookkeeping accounts treated as invested (a) with a rate of return reflecting (i) a fixed interest rate (2.06% for Fiscal 2018) which is set annually by the Compensation Committee; or (ii) the rates of return on those investment options available under the DPSP; or (b) in theoretical common shares reflecting increases or decreases in the value of the Company’s common shares with dividends deemed reinvested. Any portion of a participant’s bookkeeping account credited to theoretical common shares will remain credited to theoretical common shares until distributed. Otherwise, participants in the Directors 2005 NQ Plan may change the investment options for their bookkeeping accounts at the time permitted by the DPSP for the same investment option. The Directors 2005 NQ Plan, as well as the Directors 2000 NQ Plan, are administered by the Compensation Committee. All bookkeeping accounts are fully vested. Payouts under the Directors 2005 NQ Plan are made in cash or, in the case of amounts credited to theoretical common shares, whole common shares and cash in lieu of fractional shares. The Compensation Committee may permit hardship withdrawals from a participant’s bookkeeping account under the Directors 2005 NQ Plan under defined guidelines. In the event of a defined change in control, participants’ bookkeeping accounts under the Directors 2005 NQ Plan will generally be paid out as of the date of change in control.

Equity Grants

Under the Worthington Industries, Inc. Amended and Restated 2006 Equity Incentive Plan for Non-Employee Directors (as amended, the “2006 Directors Equity Plan”), the Board may grant non-qualified stock options, restricted common shares, restricted stock units, stock appreciation rights and whole common shares to non-employee directors of the Company. Awards under the 2006 Directors Equity Plan are made by the Board in its discretion.

On September 27, 2017, each individual then serving as a non-employee director (including each non-employee director nominee elected at the 2017 Annual Meeting) immediately following the 2017 Annual Meeting received an award of 2,400 restricted common shares (3,600 restricted common shares for Mr. Blystone as Lead Independent Director). These restricted common shares will vest on September 26, 2018, the date of the 2018 Annual Meeting of Shareholders.

On September 26, 2018, each individual then serving as a non-employee director (including each non-employee director nominee elected at the 2018 Annual Meeting) immediately following the 2018 Annual Meeting will receive a restricted common share award having a value of approximately $120,000 ($180,000 for Mr. Blystone as Lead Independent Director), with the number of restricted common shares awarded based on the then market price of the Company’s common shares on or shortly before that date. Each of these restricted common share awards will vest on the first to occur of the first anniversary of the date of grant or the date of the 2019 Annual Meeting of Shareholders.

Upon a business combination or change in control, all restricted common shares will become fully vested. In the case of death, total disability or retirement, all restricted common shares will also immediately become fully vested. If a non-employee director’s service on the Board terminates for any other reason, unvested restricted common shares will be forfeited. During the time between the grant date and the vesting date, a non-employee director may exercise full voting rights in respect of the restricted common shares and will be credited with any dividends paid on the restricted common shares (which dividends will be distributed with the restricted common shares if they vest, or forfeited if the restricted common shares are forfeited).

Director Compensation for Fiscal 2018

The following table sets forth information concerning the compensation earned by the Company’s non-employee directors during Fiscal 2018:

Director Compensation for Fiscal 2018 (1)(2)

Name	Fees Earned or Paid in Cash ($) (3)	Stock Awards ($) (4)	Option Awards ($) (5)	Total ($)
Kerrii B. Anderson	85,000	115,296	—	200,296
John B. Blystone (6)	122,000	172,944	—	294,944
Mark C. Davis	85,000	115,296	—	200,296
Michael J. Endres	85,000	115,296	—	200,296
Ozey K. Horton, Jr.	85,000	115,296	—	200,296
Peter Karmanos, Jr.	95,000	115,296	—	210,296
Carl A. Nelson, Jr.	100,000	115,296	—	215,295
Sidney A. Ribeau	85,000	115,296	—	200,296
Mary Schiavo	85,000	115,296	—	200,296
(1)	John P. McConnell, the Company’s Chairman of the Board and CEO, is not included in this table because he was an employee of the Company during Fiscal 2018 and received no additional compensation for his services as a director. The compensation received by Mr. McConnell as an employee of the Company is shown in the “Fiscal 2018 Summary Compensation Table” beginning on page 50 of this Proxy Statement and the accompanying tables.
(2)	Since the earnings on compensation that has been deferred under the Director Deferral Plans by the Company’s non-employee directors do not represent “above-market” earnings for purposes of the applicable SEC Rules, no amount with respect to such earnings has been reported in this table.
(3)	Represents cash earned in Fiscal 2018 for annual retainer fees in accordance with the cash compensation program discussed in the section captioned “COMPENSATION OF DIRECTORS — Compensation for Fiscal 2018” beginning on page 61 of this Proxy Statement.
(4)	The amounts shown in this column represent the grant date fair value of the restricted common share awards granted to the non-employee directors in Fiscal 2018, as computed in accordance with ASC 718. These amounts exclude the impact of estimated forfeitures, as required by SEC Rules. See “Note A – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note J– Stock-Based Compensation” of the Notes to Consolidated Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the Company’s 2018 Form 10-K for assumptions used and additional information regarding the restricted common share awards. The awards granted to the then non-employee directors on September 27, 2017 covering 2,400 restricted common shares (3,600 restricted common shares for Mr. Blystone) had a grant date fair value of $48.04 per share (the closing price of the common shares on that date). The restricted common shares described above were the only restricted common share awards granted to directors during, and outstanding at the end of, Fiscal 2018.
(5)	No stock options were granted to the individuals named in this table during Fiscal 2018 and, accordingly, no dollar amount is required to be reported in respect of option awards. The aggregate number of common shares of the Company underlying stock options outstanding at May 31, 2018, for each individual named in the table were: (a) Ms. Anderson – 0 common shares; (b) Mr. Blystone – 0 common shares; (c) Mr. Davis – 20,875 common shares; (d) Mr. Endres – 0 common shares; (f) Mr. Horton – 18,438 common shares; (f) Mr. Karmanos – 0 common shares; (g) Mr. Nelson – 35,500 common shares; (h) Dr. Ribeau – 35,500 common shares; and (i) Ms. Schiavo – 16,000 common shares.
(6)	Mr. Blystone is the Company’s Lead Independent Director.

EQUITY COMPENSATION PLAN INFORMATION

The Company maintains four equity compensation plans (the “Equity Plans”) under which common shares are authorized for issuance to eligible directors, officers and employees: (a) the 1997 LTIP; (b) the 2003 Stock Option Plan; (c) the 2006 Directors Equity Plan; and (d) the 2010 Stock Option Plan. Each Equity Plan has been approved by the shareholders of the Company. In addition, the Company also maintains four non-qualified deferred compensation plans and participants in these plans have had the opportunity to elect to have their bookkeeping accounts treated as invested in theoretical common shares reflecting increases or decreases in the fair market value of the Company’s common shares with dividends deemed reinvested. Payouts of amounts credited to theoretical common shares are made in whole common shares and cash in lieu of fractional shares. For information about the Employee Deferral Plans, please see the discussion in the section captioned “EXECUTIVE COMPENSATION—Compensation Discussion and Analysis—Compensation Components—Non-Qualified Deferred Compensation” beginning on page 46 of this Proxy Statement and for further information concerning the Director Deferral Plans, please see the discussion in the section captioned “COMPENSATION OF DIRECTORS—Director Deferral Plans” beginning on page 62 of this Proxy Statement.

The following table shows for the Equity Plans, as a group, the number of common shares issuable upon the exercise of outstanding stock options and upon payout of outstanding long-term performance share awards, the weighted-average exercise price of outstanding stock options, and the number of common shares remaining available for future issuance, excluding common shares issuable upon exercise of outstanding stock options or upon payout of outstanding long-term performance share awards, in each case as of May 31, 2018. The following table also shows for the Employee Deferral Plans and the Director Deferral Plans, as a group, the number of whole common shares issuable upon payout of amounts credited to theoretical common shares in the accounts of participants in the Employee Deferral Plans and the Director Deferral Plans, as of May 31, 2018.

Equity Compensation Plan Information

Plan Category	Number Of Common Shares To Be Issued Upon Exercise Of Outstanding Options, Warrants And Rights		Weighted-Average Exercise Price Of Outstanding Options, Warrants And Rights		Number Of Common Shares Remaining Available For Future Issuance Under Equity Compensation Plans [Excluding Common Shares Reflected In Column (a)]
	(a)		(b)		(c)

Equity compensation plans approved by shareholders	2,649,763	(1)	$22.26	(2)	2,873,559	(3)
Equity compensation plans not approved by shareholders	455,928	(4)	—	(4)	—	(5)
TOTAL	3,105,691	(1)(4)	$22.26	(2)(4)	2,873,559	(3)(5)
(1)	Includes 506,250 common shares issuable upon exercise of outstanding stock options granted under the 1997 LTIP, 488,130 common shares issuable upon exercise of outstanding stock options granted under the 2003 Stock Option Plan, 134,513 common shares issuable upon exercise of outstanding stock options granted under the 2006 Directors Equity Plan, and 1,117,075 common shares issuable upon exercise of outstanding stock options granted under the 2010 Stock Option Plan. Also includes 403,795 common shares which represent the maximum number of common shares which may be paid out in respect of outstanding long-term performance share awards granted under the 1997 LTIP.

Does not include 656,934 common shares which represent the maximum number of common shares which may be paid out in respect of long-term cash performance awards granted under the 1997 LTIP which were outstanding as of May 31, 2018, because to date all such awards have been paid in cash. If all long-term cash performance awards granted under the 1997 LTIP which were outstanding as of May 31, 2018, were paid out at their maximum amount and the Compensation Committee were to elect to make all payments in the form of common shares, then, based on the $47.95 closing price on May 31, 2018, the last business day of Fiscal 2018, the number of common shares which would be issued upon payout of the long-term cash performance awards would be 656,934 common shares. The number of common shares, if any, actually issued with respect to long-term cash performance awards granted under the 1997 LTIP would be based on (i) the percentage of the long-term cash performance awards determined by the

Compensation Committee to be paid in common shares rather than cash, (ii) the actual performance level (i.e., threshold, target or maximum) used to determine the payout in respect of each long-term cash performance award and (iii) the price of the Company’s common shares at the time of payout.

(2)	Represents the weighted-average exercise price of stock options outstanding under the Equity Plans as of May 31, 2018. Also see note (1) above with respect to long-term performance share awards and long-term cash performance awards granted under the 1997 LTIP. The weighted-average exercise price does not take these two types of awards into account.
(3)	Includes 901,042 common shares available under the 1997 LTIP, 379,560 common shares available under the 2006 Directors Equity Plan, and 1,592,957 common shares available under the 2010 Stock Option Plan. The number shown in this column excludes 403,795 common shares representing the maximum number of common shares which may be paid out in respect of outstanding long-term performance share awards granted under the 1997 LTIP as described in the first paragraph of footnote (1) above. If less than the maximum number of common shares were paid out in respect of any outstanding long-term performance share awards, the number of common shares available under the 1997 LTIP would increase by an amount equal to that difference. In addition to stock options, long-term performance share awards and long-term cash performance awards, the 1997 LTIP authorizes the Compensation Committee to grant awards in the form of stock appreciation rights, restricted common shares, performance units, dividend equivalents, and other stock unit awards that are valued in whole or in part by reference to, or are otherwise based on, the Company’s common shares or other property. In addition to stock options, the 2006 Directors Equity Plan authorizes the Board to grant awards in the form of restricted common shares, restricted stock units, stock appreciation rights and whole common shares.
(4)	Includes 280,496 common shares issuable upon payout of amounts credited to theoretical common shares in the accounts of participants in the Employee Deferral Plans and 175,432 common shares issuable upon payment of amounts credited to theoretical common shares in the accounts of participants in the Director Deferral Plans. The theoretical common shares are not taken into account for purposes of the “Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights” column.
(5)	Neither the Employee Deferral Plans nor the Director Deferral Plans provide for a specified limit on the number of common shares which may be issued upon payout of amounts credited to theoretical common shares in the accounts of participants in those plans.

PROPOSAL 2: ADVISORY VOTE TO APPROVE
EXECUTIVE COMPENSATION

We are asking shareholders to approve an advisory resolution to approve the Company’s executive compensation as reported in this Proxy Statement. As described in detail in the section captioned “EXECUTIVE COMPENSATION — Compensation Discussion and Analysis” beginning on page 32 of this Proxy Statement and in the “Fiscal 2018 Summary Compensation Table” beginning on page 50 of this Proxy Statement and the accompanying tables and narrative, our executive compensation programs are reviewed annually by our Compensation Committee, with advice from its independent compensation consultant and consideration given to executive compensation paid by other comparator companies. Our compensation programs are designed to foster the alignment of the interests of executive management with the interests of shareholders and to provide incentives, based primarily on Company and business unit performance, for reaching established Company and business unit goals and objectives. Shareholders are urged to read the “Compensation Discussion and Analysis” which describes in detail how the Company’s executive compensation policies and procedures achieve our compensation objectives.

The direct relationship of the compensation earned by the Company’s NEOs to the Company’s performance is shown by the amounts of incentive compensation earned by the Company’s NEOs for Fiscal 2018, Fiscal 2017 and Fiscal 2016.

Annual incentive bonuses paid to the Corporate NEOs for Fiscal 2018 were down 4.4%, as Fiscal 2018 was the second best EPS year in the Company’s history, trailing only Fiscal 2017. Payouts for Fiscal 2018 were 106% of target for Corporate, 103% of target for Steel Processing, and 104% of target for Pressure Cylinders.

Annual incentive bonuses paid to the NEOs for Fiscal 2017 were up, as financial results continued to improve and the Company again achieved record annual EPS. Annual incentive bonuses were earned at 115% for Corporate, 130% for Steel Processing and 89% for Pressure Cylinders of target levels.

Annual incentive bonuses paid to the NEOs for Fiscal 2016 were up, as financial results improved and the Company achieved record results. Annual incentive bonuses were earned at 101% of target for Corporate, 99% for Steel Processing and 45% for Pressure Cylinders.

Even with the strong results in Fiscal 2018, following record earnings in Fiscal 2017 and Fiscal 2016, Corporate long-term cash and share performance awards earned for the three-year period ended with Fiscal 2018 were paid out at only 94% of target, after being paid out at 92% of target for the three-year period ended with Fiscal 2017 and 70% of target for the three-year period ended with Fiscal 2016. The weaker results of Fiscal 2015 negatively impacted the results for both three-year periods ended with Fiscal 2017 and Fiscal 2016.

Earned Incentive Compensation

The following table lists, for each of Fiscal 2018, Fiscal 2017 and Fiscal 2016, the incentive compensation earned by the NEOs under their annual incentive bonus awards for those fiscal years and their three-year cash performance and performance share awards for the three-year periods ended with such fiscal years. See the “Fiscal 2018 Summary Compensation Table” beginning on page 50 for additional information on compensation of the NEOs.

Earned Incentive Compensation

Name and Principal Position During Fiscal 2018	Fiscal Year	Annual Incentive Bonus Earned ($)		3-Year Cash Performance Award Earned ($)	3-Year Performance Share Award Earned
					(# of Shares)	Value on Date Distributed ($) (1)
John P. McConnell, Chairman of the Board and Chief Executive Officer	2018	970,766		935,000	18,700	801,295
	2017	1,015,127		923,000	15,691	788,002
	2016	893,772		697,500	11,858	501,593
B. Andrew Rose, Executive Vice President and Chief Financial Officer (2)	2018	632,236		561,000	9,350	400,648
	2017	661,127		553,800	6,461	324,471
	2016	508,203		418,500	4,883	206,551
Mark A. Russell, President and Chief Operating Officer (2)	2018	767,144		561,000	9,350	400,648
	2017	802,200		553,800	6,461	324,471
	2016	642,269		418,500	4,883	206,551
Geoffrey G. Gilmore, President, Worthington Cylinder Corporation (3)	2018	525,672		149,600	2,493	106,825
	2017	480,000	(4)	143,065	1,431	71,865
	2016	451,350	(4)	233,925	2,339	98,940
Virgil L. Winland, Senior Vice President, Manufacturing	2018	493,164		215,050	3,273	140,248
	2017	515,700		212,290	1,846	92,706
	2016	407,089	(4)	160,425	1,395	59,009
(1)	Number of performance shares earned multiplied by closing common share price on the date the performance shares were distributed.
(2)	Each of Mr. Rose and Mr. Russell received a special award effective June 28, 2013 (when the closing common share price was $29.27) of 180,000 performance-based/time-vested restricted common shares. The term of these awards was five years and the restricted common shares would vest if and when both (a) the closing price of the Company’s common shares equaled or exceeded $50.00 per share for 30 consecutive days during the five-year term; and (b) the NEO remained continuously employed by the Company until the share price condition was met. These restricted common shares vested on December 8, 2016 when the share price condition was met. Mr. Rose and Mr. Russell must hold these restricted common shares until two years after vesting.

(3)	Mr. Gilmore was named President of Worthington Cylinder Corporation as of June 1, 2016. He was President of The Worthington Steel Company for Fiscal 2016.
(4)	These amounts include supplemental bonuses of $52,320 paid to Mr. Gilmore for Fiscal 2017 and $6,750 for Fiscal 2016, and of $19,586 paid to Mr. Winland for Fiscal 2016.

Performance and payments earned from Fiscal 2009 to Fiscal 2018 are discussed in the section captioned “EXECUTIVE COMPENSATION — Compensation and Disclosure Analysis — Cash Compensation Earned in Fiscal 2018 and Company Performance” beginning on page 36 of this Proxy Statement.

The Company has been fairly conservative in providing severance benefits and perquisites to its executives. For example, it eliminated Company-provided automobiles for top executives in 2007. The Company generally has not entered into separate severance agreements with its executive officers and has provided change in control benefits only in connection with its incentive awards. The Compensation Committee has elected to require a “double trigger” for accelerated vesting for awards granted in Fiscal 2013 and later. In the event of a change in control, these incentive awards will also require an actual or constructive termination of employment within a specified period of time after the change in control in order for the acceleration of vesting to occur.

The vote on the advisory resolution relates to the compensation of our NEOs as a whole. The vote is advisory, which means that the vote is not binding on the Company, the Board or the Compensation Committee. To the extent there is any significant vote against the NEOs’ compensation for Fiscal 2018 as reported, the Compensation Committee will evaluate whether any actions are necessary to address the concerns of shareholders.

In accordance with the Exchange Act Rule 14a-21(a), the Company is asking shareholders to approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the shareholders of Worthington Industries, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s NEOs as disclosed in the Company’s proxy statement for its 2018 Annual Meeting of Shareholders pursuant to the executive compensation disclosure rules in Item 402 of SEC Regulation S-K (including the Compensation Discussion and Analysis, the Fiscal 2018 Summary Compensation Table and the related executive compensation tables, notes and narratives).

The Board’s current policy is to include an advisory resolution regarding approval of the compensation of our NEOs annually. Accordingly, unless the Board modifies its policy on the frequency of future votes, the next advisory vote to approve our executive compensation will occur at the 2019 Annual Meeting of Shareholders.

Required Vote and Board’s Recommendation

The affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of the outstanding common shares, present in person or by proxy, and entitled to vote on the proposal, is required to approve the advisory resolution on NEO compensation. Abstentions will be counted in determining the required vote and will have the effect of votes “AGAINST” the advisory resolution. Broker non-votes will not be counted in determining the required vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE“FOR”
THE APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

PROPOSAL 3: RATIFICATION OF THE SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The selection of the Company’s independent registered public accounting firm is made annually by the Audit Committee after consulting with management and carefully considering that firm’s qualifications and independence. As a result, the Audit Committee of the Company’s Board has selected KPMG LLP (“KPMG”) to serve as the Company’s independent registered public accounting firm for Fiscal 2019, and recommends that the shareholders of the Company ratify that selection. KPMG audited the Company’s consolidated financial statements as of and for the fiscal years ended May 31, 2018 and May 31, 2017, and the effectiveness of the Company’s internal control over financial reporting as of May 31, 2018 and May 31, 2017. Representatives of KPMG are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they so desire and to respond to appropriate questions.

Required Vote and Board’s Recommendation

The affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of outstanding common shares, present in person or by proxy, and entitled to vote on the proposal, is required to ratify the selection of KPMG as the Company’s independent registered public accounting firm for Fiscal 2019. The effect of an abstention is the same as a vote “AGAINST” the proposal. Even if the selection of KPMG is ratified by the shareholders, the Audit Committee, in its discretion, could decide to terminate the engagement of KPMG and to engage another firm if the Audit Committee determines such action is necessary or desirable. If the selection of KPMG is not ratified, the Audit Committee will reconsider (but may decide to maintain) the selection.

THE AUDIT COMMITTEE AND THE BOARD UNANIMOUSLY RECOMMEND
THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG

AUDIT COMMITTEE MATTERS

Report of the Audit Committee for the Fiscal Year Ended May 31, 2018

The Audit Committee oversees the Company’s financial and accounting functions, controls, reporting processes and audits on behalf of the Board in accordance with the Audit Committee’s written charter. The Audit Committee is responsible for providing independent, objective oversight of the integrity and quality of the Company’s consolidated financial statements, the qualifications and independence of the Company’s independent registered public accounting firm, the performance of the Company’s internal audit function and the Company’s independent registered public accounting firm and the annual independent audit of the Company’s consolidated financial statements. Management has the primary responsibility for the preparation, presentation and integrity of the Company’s consolidated financial statements and the reporting process, for the appropriateness of the accounting principles and reporting policies that are used by the Company, for the establishment and maintenance of effective systems of disclosure controls and procedures and internal control over financial reporting, and for the preparation of the annual report on management’s assessment of the effectiveness of the Company’s internal control over financial reporting. The Company’s independent registered public accounting firm, KPMG, is responsible for auditing the Company’s annual consolidated financial statements included in the Company’s Annual Report on Form 10-K in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and issuing KPMG’s report thereon based on such audit, for issuing an audit report on the effectiveness of the Company’s internal control over financial reporting, and for reviewing the Company’s unaudited interim consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q.

In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended May 31, 2018 and discussed with management the quality, not just the acceptability, of the accounting principles and policies as applied in the Company’s financial reporting, the reasonableness of significant judgments and accounting estimates, and the clarity and completeness of disclosures in the consolidated financial statements.

In addition, the Audit Committee met with management of the Company, the Company’s internal auditors and KPMG throughout the year with and without management of the Company present, to discuss the overall scope of their respective annual audit plans, the results of their respective audits, the effectiveness of the Company’s internal control over financial reporting, including management’s and KPMG’s reports thereon and the bases for the conclusions expressed in those reports, and the overall quality of the Company’s financial reporting. Throughout that period, the Audit Committee reviewed management’s plan for documenting and testing controls, the results of the documentation and testing, any deficiencies discovered and the resulting remediation of any such deficiencies. In addition, the Audit Committee reviewed and discussed with KPMG all matters required by the standards of the PCAOB.

The Audit Committee has discussed with KPMG the independence of that firm from management and the Company. The Audit Committee has received from KPMG the written disclosures and the letter from KPMG required by applicable PCAOB requirements regarding KPMG’s communications with the Audit Committee concerning independence. The Audit Committee has discussed with KPMG any relationships with or services to the Company or the Company’s subsidiaries or affiliates that may impact the objectivity and independence of KPMG. The Audit Committee has satisfied itself as to the independence of KPMG.

Management of the Company and KPMG have represented to the Audit Committee that the Company’s audited consolidated financial statements, as of and for the fiscal year ended May 31, 2018, were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed those audited consolidated financial statements with management of the Company and with KPMG.

Based on the Audit Committee’s discussions with management of the Company and with KPMG and the Audit Committee’s review of the report of KPMG to the Audit Committee, the Audit Committee unanimously recommended to the Board that the Company’s audited consolidated financial statements be included (and the Board approved such inclusion) in the Company’s Annual Report on Form 10-K for Fiscal 2018 filed with the SEC on July 30, 2018.

The Audit Committee has also selected KPMG as the Company’s independent registered public accounting firm for Fiscal 2019 and unanimously recommends that the shareholders ratify such selection.

The foregoing report is provided by the Audit Committee of the Company’s Board:

Audit Committee

Carl A. Nelson, Jr., Chair
Kerrii B. Anderson
Mark C. Davis
Mary Schiavo

Pre-Approval of Services Performed by the Independent Registered Public Accounting Firm

Under applicable SEC Rules and PCAOB standards, the Audit Committee is to pre-approve the audit and non-audit services performed by the Company’s independent registered public accounting firm in order to ensure that the performance of these services does not impair the firm’s independence from the Company. The SEC Rules and PCAOB standards specify the types of non-audit services that independent registered public accounting firms may not provide to their audit clients and establish the Audit Committee’s responsibility for administration of the engagement of the Company’s independent registered public accounting firm.

Consistent with applicable SEC Rules and PCAOB standards, the charter of the Audit Committee requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accounting firm to the Company. The Audit Committee may delegate pre-approval authority to one or more designated members of the Audit Committee and, if it does, the decision of that member or members must be reported to the full Audit Committee at its next regularly scheduled meeting.

All requests or applications for services to be provided by the Company’s independent registered public accounting firm must be submitted to the Audit Committee by both the independent registered public accounting firm and the Company’s Chief Financial Officer and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC Rules and PCAOB standards governing auditor independence.

Independent Registered Public Accounting Firm Fees

Fees billed for services rendered by KPMG for each of Fiscal 2018 and Fiscal 2017 were as follows:

Type of Fees	Fiscal 2018	Fiscal 2017
Audit Fees	$1,435,000	$1,667,000
Audit-Related Fees	—	—
Tax Fees	97,000	10,000
Other Fees	84,000	—
Total	$1,616,000	$1,677,000

All of the services rendered by KPMG to the Company during Fiscal 2018 and Fiscal 2017 were pre-approved by the Audit Committee.

In accordance with applicable SEC Rules, “Audit Fees” are fees for professional services rendered for: the audit of the Company’s consolidated financial statements; the review of the interim consolidated financial statements included in the Company’s Forms 10-Q; the audit of the Company’s internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects; and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the applicable fiscal years. In addition, Fiscal 2017 includes fees for the issuance of consents and comfort letters related to the offering of senior notes which closed on July 28, 2017.

“Tax Fees” are fees for professional services rendered for tax compliance, tax advice and tax planning.

“Other Fees” for Fiscal 2018 are for consulting services provided for the implementation of the new revenue recognition guidelines. There were no “Other Fees” for Fiscal 2017.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

The SEC has implemented rules regarding the delivery of proxy materials (i.e., annual reports to shareholders, proxy statements and Notices of Internet Availability of Proxy Materials) to households. This method of delivery, often referred to as “householding”, would permit the Company to send: (a) a single annual report to shareholders and/or a single proxy statement, or (b) a single Notice of Internet Availability of Proxy Materials to any household at which two or more registered shareholders reside if the Company reasonably believes such shareholders are members of the same family or otherwise share the same address or that one shareholder has multiple accounts. In each case, the registered shareholder(s) must consent to the householding process in accordance with applicable SEC Rules. The householding procedure reduces the volume of duplicate information shareholders receive and reduces the Company’s expenses. The Company may institute householding in the future and will notify registered shareholders affected by householding at that time. Registered shareholders sharing an address may request delivery of a single copy of annual reports to shareholders, proxy statements and Notices of Internet Availability of Proxy Materials, as applicable, by contacting the Investor Relations Department of the Company at Worthington Industries, Inc., 200 Old Wilson Bridge Road, Columbus, Ohio 43085, Attention: Catherine M. Lyttle, Vice President - Communications and Investor Relations.

Many broker/dealers and other holders of record have instituted householding. If your family or others with a shared address have one or more “street name” accounts under which you beneficially own common shares of the Company, you may have received householding information from your broker/dealer, financial institution or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this Proxy Statement, the Company’s 2018 Annual Report to Shareholders or the Notice of Internet Availability of Proxy Materials and/or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

SHAREHOLDER PROPOSALS FOR 2019 ANNUAL MEETING

Shareholders of the Company seeking to bring business before an annual meeting of shareholders (an “annual meeting”) or to nominate candidates for election as directors at an annual meeting must provide timely notice thereof in writing to the Company’s Secretary. Under Section 1.08(A) of the Company’s Code of Regulations, to be timely, a shareholder’s notice with respect to business to be brought before an annual meeting must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 30 days prior to an annual meeting. However, if less than 40 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, the shareholder’s notice must be received no later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. In order for a shareholder’s notice to be in proper form, it must include: (a) a brief description of the business the shareholder desires to bring before an annual meeting; (b) the reasons for conducting the proposed business at an annual meeting; (c) the name and address of the proposing shareholder; (d) the number of common shares beneficially owned by the proposing shareholder; and (e) any material interest of the proposing shareholder in the business to be brought before an annual meeting. The requirements applicable to nominations are described above in “CORPORATE GOVERNANCE – Nominating Procedures” beginning on page 17 of this Proxy Statement.

A shareholder seeking to bring business before an annual meeting must also comply with all applicable SEC Rules. Under SEC Rule 14a-8, proposals of shareholders intended to be presented at the Company’s 2019 Annual Meeting must be received by the Company no later than April 16, 2019, to be eligible for inclusion in the Company’s proxy materials relating to the 2019 Annual Meeting. Upon receipt of a shareholder proposal, the Company will determine whether or not to include the proposal in the proxy materials in accordance with applicable SEC Rules.

The SEC has promulgated rules relating to the exercise of discretionary voting authority pursuant to proxies solicited by the Board. Generally, a proxy may confer discretionary authority to vote on any matters brought before an annual meeting if the Company did not have notice of the matter at least 45 days before the date on which the Company first sent its proxy materials for the prior year’s annual meeting and a specific statement to that effect is made in the proxy statement or form of proxy. If during the prior year, the Company did not hold an annual meeting, or if the date of the meeting has changed more than 30 days from the prior year, then notice must not have been received a reasonable time before the Company mails its proxy materials for the current year. Any written notice required as described in this paragraph must have been given by July 1, 2018, for matters to be brought before the 2018 Annual Meeting. Any written notice required as described in this paragraph must be given by June 30, 2019 for matters to be brought before the 2019 Annual Meeting.

Any written notice to be given with respect to matters set forth in the three prior paragraphs of this “SHAREHOLDER PROPOSALS FOR 2019 ANNUAL MEETING” section must be sent to the Company’s Secretary, Dale T. Brinkman, Worthington Industries, Inc., 200 Old Wilson Bridge Road, Columbus, Ohio 43085 or by fax to (614) 840-3706.

The Company’s 2019 Annual Meeting of Shareholders is currently scheduled to be held on September 25, 2019.

FUTURE ELECTRONIC ACCESS TO PROXY MATERIALS AND ANNUAL REPORT

Registered shareholders can further reduce the costs incurred by the Company by consenting to receive all future proxy statements, proxy cards, annual reports to shareholders and Notices of Internet Availability of Proxy Materials, as appropriate, electronically via e-mail or the Internet. To sign up for electronic delivery of future proxy materials, you must vote your common shares electronically via the Internet by logging on to www.proxyvote.com and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. You will be responsible for any fees or charges that you would typically pay for access to the Internet.

ANNUAL REPORT ON FORM 10-K

Audited consolidated financial statements for Worthington Industries, Inc. and its subsidiaries for Fiscal 2018 are included in the 2018 Annual Report to Shareholders. Additional copies of these financial statements and the Company’s 2018 Form 10-K (excluding exhibits) may be obtained, without charge, by sending a written request to the Company’s Investor Relations Department at 200 Old Wilson Bridge Road, Columbus, Ohio 43085, Attention: Catherine M. Lyttle, Vice President - Communications and Investor Relations. The Company’s 2018 Form 10-K is also available on the Company’s website located at www.worthingtonindustries.com and can also be found on the SEC website located at www.sec.gov.

OTHER BUSINESS

As of the date of this Proxy Statement, the Board knows of no business that will be presented for action by the shareholders at the Annual Meeting other than those matters discussed in this Proxy Statement. However, if any other matter requiring a vote of the shareholders properly comes before the Annual Meeting, the individuals acting under the proxies solicited by the Board will vote and act according to their best judgment in light of the conditions then prevailing, to the extent permitted under applicable law.

By Order of the Board of Directors,

Dated: August 14, 2018	Dale T. Brinkman,
Secretary

APPENDIX I

Companies in Comparator Group

A.O. Smith
AbbVie
Accenture
ACH
Adecco
ADT Security Services
Agilent Technologies
Agrium
Aimia
Air Products and Chemicals
Alcoa
Alexander & Baldwin
Alexion Pharmaceuticals
Altria Group
Amadeus North America
American Express Global Business Travel
American Sugar Refining
Americas Styrenics
AmerisourceBergen
AMETEK
Amgen
AMSTED Industries
Amway
Andersons
Ansell
Arby’s Restaurant Group
Archer Daniels Midland
Arkema
ARM
Armstrong World Industries
Arrow Electronics
Asbury Automotive Group
Ashland
AstraZeneca
AT&T
Automatic Data Processing
Avnet
Axiall Corporation
BAE Systems
Baker Hughes
Ball
Barrick Gold of North America
Beam Suntory
Bechtel Nuclear, Security & Environmental
Beckman Coulter
Becton Dickinson
Bemis
Berry Plastics
Best Buy
Big Lots
Biogen Inc.
Blount International
BMC Software
Bob Evans Farms
Bombardier Transportation
BorgWarner
Boston Scientific
Brembo
Bridgestone Americas
Bristol-Myers Squibb
Broadridge Financial Solutions
Brown-Forman
Brunswick
Bunge
Burlington Northern Santa Fe
Bush Brothers & Company
CA Technologies
Cablevision Systems
Cabot
Calgon Carbon
Capsugel
Cardinal Health
Cargill
Carlson
Carnival
Casey’s General Stores
Catalent Pharma Solutions
Catalyst Paper Corporation
CDI
CDK Global
CDW
Celanese
Celestica
CenturyLink
Cepheid
CEVA Logistics
CGI Technologies and Solutions
CH2M HILL
Charter Communications
Chemours Company
Chemtura
Chicago Bridge & Iron (CB&I)
CHS
Cimpress
Cintas
Clearwater Paper Corporation
Coca-Cola
Coca-Cola Enterprises
Colgate-Palmolive
Columbia Sportswear
Comcast
CommScope
Communications Systems
Compass
ConAgra Foods
Continental Automotive Systems
Convergys
Cooper Standard Automotive
Corning
Cott Corporation
Covestro
Cox Enterprises
Crown Castle
CSC
CSX
Cubic
Cumberland Gulf Group
Curtiss-Wright
Cushman & Wakefield
CVR Energy
D&B
Danaher
Darden Restaurants
Dean Foods
Dell
Delta Air Lines
Deluxe
Dematic Group
Dentsply Sirona
DHL Supply Chain
Diageo North America
Diebold
DJO Global, Inc.
Domtar
Donaldson
Dot Foods
Dow Chemical
DuPont
E.W. Scripps
Eastman Chemical
Eastman Kodak
eBay
Ecolab
Edwards Lifesciences
Eisai
Elementis
Eli Lilly
Encana Services Company
Endo
EnPro Industries
Epson America
Equifax
Ericsson
ESCO
Estée Lauder
Esterline Technologies
Experian Americas
Express Scripts
Federal-Mogul
Ferrovial
FIS
Flowers Foods
Flowserve
Fluor
FOCUS Brands
Ford
Forsythe Technology
Frontier Communications
Fujitsu
G&K Services
GAF Materials
Gap
Garmin
Gates
General Atomics
General Cable
General Dynamics
General Mills
General Motors
Gilead Sciences
Glatfelter
GlaxoSmithKline
GLOBALFOUNDRIES
Goodyear Tire & Rubber
Graco
Greene, Tweed and Co.
H.B. Fuller
Hallmark Cards
Halozyme Therapeutics
Hanesbrands
Haribo
Harley-Davidson
Harman International Industries
Harsco
Hasbro
HAVI Group
HD Supply
Hearthside Food Solutions
Henry Schein
HERC
Herman Miller
Hershey
Hertz
Hexcel
Hexion
Hilton Worldwide
Hitachi Data Systems
HNI
HNTB
Hoffmann-La Roche
Hormel Foods
Host Hotels & Resorts
Houghton Mifflin Harcourt Publishing
HP Inc.
Hunt Consolidated
Husky Injection Molding Systems
IBM
IDEX Corporation
IDEXX Laboratories
iHeartMedia
IMS Health
INEOS Olefins & Polymers USA
Ingenico
Ingevity
Ingredion
Intel
Intelsat
International Flavors & Fragrances
International Game Technology
International Paper
Irvine
Itron
J. Crew
Jabil Circuit
Jack in the Box
Jacobs Engineering
JetBlue Airways
Johns Manville
Johnson & Johnson
K. Hovnanian Companies
KB Home
KBR
Kellogg
Kelly Services
Kennametal
Kerry Group
Keurig Green Mountain
Keysight Technologies
Keystone Foods
Kimberly-Clark
Kinross Gold
Koch Industries
Kodak Alaris
Kohler
L-3 Communications
Lafarge North America
Land O’Lakes
Lear
Ledcor Group of Companies
Leggett and Platt
Lehigh Hanson
Leidos
Lend Lease
Lenovo
Leprino Foods
Level 3 Communications
Lexmark
LG Electronics
Liberty Global
Lifetouch
Lincoln Electric
Lockheed Martin
Lonza
L’Oréal
Lubrizol
Lutron Electronics
LyondellBasell
Magellan Midstream Partners
Makino
Marriott International
Mars Incorporated
Martin Marietta Materials
Mary Kay
Masco
Materion Corporation
Mattel
Matthews International
McCain Foods USA
McKesson
McLane Company
Medtronic
Merck & Co
Meredith
Meritor
Merrill
Metrie
Mettler-Toledo
Micron Technology
Microsoft
MillerCoors
Molex
Molson Coors Brewing
Monsanto
Mosaic
Motorsport Aftermarket Group
MTS Systems
Multi-Color
Mylan
Navigant Consulting
Navistar International
NBTY
NCR
Neoris
New York Times
Newell Rubbermaid
Newmont Mining
Nike
Nissan North America
Norfolk Southern
Nortek
Northrop Grumman
Novartis
Novelis
Nu Skin Enterprises
Nuance Communications
Occidental Petroleum
Orbital ATK
Oshkosh
Osram Sylvania
Outerwall
Owens Corning
Oxford Instruments America
Panasonic of North America
PAREXEL
Parker Hannifin
Parmalat
Parsons Corporation
PayPal
PepsiCo
Pfizer
Philip Morris
Pitney Bowes
Polaris Industries
PolyOne
Potash
Praxair
PulteGroup
Puratos
Purdue Pharma
Quaker Chemical
Qualcomm
Quest Diagnostics
Quintiles
R.R. Donnelley
Rackspace
Ralph Lauren
Rayonier Advanced Materials
Regency Centers
Regeneron Pharmaceuticals
Revlon
Reynolds Packaging
Ricoh Americas
Rio Tinto
Ritchie Brothers Auctioneers
Rockwell Automation
Rockwell Collins
Rolls-Royce North America
Royal Caribbean Cruises
Ryder System
S.C. Johnson & Son
Sabre Corporation
Sage Software
SAIC
Saint-Gobain
Samsung
Sanofi
SAS Institute
Sasol USA
Scholastic
Schreiber Foods
Schwan Food Company
Scotts Miracle-Gro
Scripps Networks Interactive
Sealed Air
Sensient Technologies
ServiceMaster Company
SGS - Société Générale de Surveillance
Sherwin-Williams
Siemens
Smith & Nephew
Snap-on
Snyder’s Lance
Sodexo
Sonic Corp
Sonoco Products
Sony
Sony Electronics
Southwest Airlines
Spirit AeroSystems
SPX Corporation
SPX FLOW
St. Jude Medical
Stanley Black & Decker
Stantec
Starbucks
Steelcase
Stolt-Nielsen
Stryker
Sucampo Pharmaceuticals

Appendix I-1

Appendix I

Companies in Comparator Group

SunCoke Energy
SunOpta
SuperValu Stores
SWM International (Schweizer-Mauduit)
Sysco Corporation
Takeda Pharmaceuticals
Talisman Energy USA
Target
Taubman Centers
TE Connectivity
TeleTech
Tempur Sealy
Teradata
Terex
Textron
Thermo Fisher Scientific
ThyssenKrupp
Tiffany & Co.
Time Warner
Time Warner Cable
Timken
TimkenSteel
T-Mobile USA
Tobii Dynavox
Toro
Total System Service (TSYS)
TransUnion
Travel Leaders Group
Travelport
Tribune Media
TripAdvisor
TRW Automotive
Tupperware Brands
Tyson Foods
Underwriters Laboratories
Unilever United States
Unisys
United States Cellular
United States Steel
United Technologies Corporation (UTC)
UPS
USG Corporation
Valero Energy
Vantiv
Vectrus
Ventura Foods
Verizon
Vertex Pharmaceuticals
Viacom
Viad
Vista Outdoor
Visteon
Vizient
Vulcan Materials
VWR International
W.R. Grace
Walmart
Walt Disney
Waste Management
Watts Water Technologies
Welltower
Wendy’s Group
West Pharmaceutical Services
Westinghouse Electric
WestRock
Weyerhaeuser
Whirlpool
Wilsonart
Wood Mackenzie
Worthington Industries
Xilinx
Xylem
YP
Zebra Technologies
Zimmer Biomet

Appendix I-2

WORTHINGTON INDUSTRIES

WORTHINGTON INDUSTRIES, INC.
ATTN: INVESTOR RELATIONS
200 OLD WILSON BRIDGE RD.
COLUMBUS, OH 43085

During The Meeting - Go to **www.virtualshareholdermeeting.com/WOR18**

VOTE BY MAIL
If you received a printed copy of the proxy materials, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E50118-P12248

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WORTHINGTON INDUSTRIES, INC.

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. Election of three directors, each to serve for a term of three years to expire at the 2021 Annual Meeting of Shareholders:	☐	☐	☐	______________________

Nominees:

01) John B. Blystone
02) Mark C. Davis
03) Sidney A. Ribeau

The Board of Directors recommends that you vote FOR each of the listed nominees for election as a director, and FOR Proposals 2 and 3.

NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the Annual Meeting.

Each of the foregoing proposals is more fully described in the Proxy Statement for the Annual Meeting.

Please sign exactly as your name appears on this proxy card. Executors, administrators, trustees, guardians, attorneys and agents must give their full titles. If shareholder is a corporation, an authorized officer must sign in full corporate name. If shareholder is a partnership or other entity, an authorized person must sign in the entity's full name. If the Common Shares represented by this proxy are held in joint tenancy, both holders must sign this proxy card.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

NOTICE OF VIRTUAL ANNUAL MEETING OF SHAREHOLDERS

WEDNESDAY, SEPTEMBER 26, 2018, AT 3:00 P.M., EDT

Access to this year's virtual Annual Meeting of Shareholders will be available at **www.virtualshareholdermeeting.com/WOR18.** A replay of the Annual Meeting of Shareholders will be available for one year.

E50119-P12248

WORTHINGTON INDUSTRIES, INC. **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WORTHINGTON INDUSTRIES, INC. PLEASE COMPLETE, SIGN AND DATE THIS PROXY CARD WITHIN THE BOXES ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Each shareholder identified on this proxy card hereby constitutes and appoints John P. McConnell, B. Andrew Rose and Dale T. Brinkman, and each of them, with full power of substitution, the lawful agents and proxies of the shareholder to attend the Annual Meeting of Shareholders of Worthington Industries, Inc. (the "Company") to be held via live webcast only at www.virtualshareholdermeeting.com/WOR18, on Wednesday, September 26, 2018, at 3:00 p.m., Eastern Daylight Time, and to vote all of the Common Shares of the Company that the shareholder is entitled to vote at such Annual Meeting, as directed on the reverse side with respect to the matters set forth on the reverse side, and to vote such Common Shares with discretionary authority on all other matters which are properly brought before the Annual Meeting.

This proxy, when properly executed, will be voted as directed. If no direction is made, except in the case of broker non-votes, this proxy will be voted FOR the election of all nominees listed on the reverse side in Proposal 1 and FOR Proposals 2 and 3.

All proxies previously given or executed by each shareholder identified on this proxy card are hereby revoked.

Continued and to be signed on reverse side